                                                                   Exhibit 10.14
                                                                     To Form 10K

================================================================================

                               U.S. $100,000,000

                    RECEIVABLES LOAN AND SECURITY AGREEMENT

                          Dated as of December 5, 1996

                                     Among

                      WISCONSIN CIRCLE FUNDING CORPORATION

                                as the Borrower
                                ---------------

                                      and

                               HCFP FUNDING, INC.

                                as the Servicer
                                ---------------

                                      and

                      HOLLAND LIMITED SECURITIZATION, INC.

                                  as a Lender
                                  -----------

                                      and

                    ING BARING (U.S.) CAPITAL MARKETS, INC.

                                  as the Agent
                                  ------------

================================================================================

                               TABLE OF CONTENTS

     Section                                                    Page
     -------                                                    ----

                                  ARTICLE I.
DEFINITIONS.................................................................. 1
     SECTION 1.01    Certain Defined Terms................................... 1
     SECTION 1.02    Other Terms............................................ 26
     SECTION 1.03    Computation of Time Periods............................ 26

                                 ARTICLE II.

THE RECEIVABLES FACILITY.................................................... 26
     SECTION 2.01    Borrowings............................................. 26
     SECTION 2.02    The Initial Borrowing and Subsequent Borrowings ....... 26
     SECTION 2.03    Increase, Termination or Reduction of the
                     Borrowing Limit........................................ 27
     SECTION 2.04    Selection of Fixed Periods............................. 28
     SECTION 2.05    Remittance Procedures.................................. 28
     SECTION 2.06    Spread Account......................................... 31
     SECTION 2.07    Special Remittance Procedures.......................... 32
     SECTION 2.08    Payments and Computations, Etc......................... 32
     SECTION 2.09    Fees................................................... 33
     SECTION 2.10    Increased Costs; Capital Adequacy...................... 33
     SECTION 2.11    Assignment of Agreements............................... 34
     SECTION 2.12    Grant of a Security Interest........................... 34
     SECTION 2.13    Evidence of Debt....................................... 35
     SECTION 2.14    Survival of Representations and Warranties: Repurchase
                     and Substitution Rights and Obligations................ 35
     SECTION 2.15    Prepayments: Release of Pledged Receivables............ 36
     SECTION 2.16    Treatment of Amounts Paid by the Borrower.............. 37

                                 ARTICLE III.

CONDITIONS OF LOANS......................................................... 37
     SECTION 3.01    Conditions Precedent to Initial Borrowing.............. 37
     SECTION 3.02    Conditions Precedent to All Borrowings and
                     Remittances of Collections............................. 37

                                 ARTICLE IV.

REPRESENTATIONS AND WARRANTIES.............................................. 38
     SECTION 4.01    Representations and Warranties of the Borrower
                     and the Servicer....................................... 38


     Section                                                    Page
     -------                                                    ----

                                  ARTICLE V.

GENERAL COVENANTS OF THE BORROWER AND THE SERVICER........................... 41
     SECTION 5.01    General Covenants....................................... 41

                                ARTICLE VI.

ADMINISTRATION AND SERVICING; CERTAIN COVENANTS.............................. 46
     SECTION 6.01    Appointment and Designation of the Servicer............. 46
     SECTION 6.02    Collection of Certain Pledged Receivable Payments....... 47
     SECTION 6.03    Intentionally Omitted................................... 47
     SECTION 6.04    Pledged Receivable Receipts............................. 47
     SECTION 6.05    Insurer Payment Mechanics............................... 48
     SECTION 6.06    Government Entities Payment Mechanics................... 49
     SECTION 6.07    Misdirected Payments.................................... 49
     SECTION 6.08    Unidentified Payments; Lender's Right of Presumption.... 50
     SECTION 6.09    No Rights of Withdrawal................................. 50
     SECTION 6.10    Permitted Investments................................... 50
     SECTION 6.11    Servicing Compensation.................................. 50
     SECTION 6.12    Reports to the Agent; Account Statements;
                     Servicing Information................................... 51
     SECTION 6.13    Statements as to Compliance; Financial Statements....... 51
     SECTION 6.14    Access to Certain Documentation......................... 53
     SECTION 6.15    Appointment of Successor Servicer....................... 53
     SECTION 6.16    Additional Remedies of Agent Upon Event of Default...... 54
     SECTION 6.17    Waiver of Defaults...................................... 55
     SECTION 6.18    Maintenance of Certain Insurance........................ 55
     SECTION 6.19    Segregation of Collections.............................. 55
     SECTION 6.20    UCC Matters: Protection and Perfection of
                     Pledged Assets.......................................... 55
     SECTION 6.21    Advances by the Servicer................................ 56

                                 ARTICLE VII.

EVENTS OF DEFAULT............................................................ 56
     SECTION 7.01    Events of Default....................................... 56

                                ARTICLE VIII.

INDEMNIFICATION.............................................................. 60
     SECTION 8.01    Indemnities by the Borrower............................. 60
     SECTION 8.02    Indemnities by the Servicer............................. 62

                                 ARTICLE IX.

MISCELLANEOUS................................................................ 63
     SECTION 9.01    Amendments and Waivers.................................. 63
     SECTION 9.02    Notices, Etc............................................ 64
     SECTION 9.03    No Waiver; Remedies..................................... 64


     Section                                                    Page
     -------                                                    ----

     SECTION 9.04    Binding Effect; Assignability........................... 64
     SECTION 9.05    Term of this Agreement.................................. 65
     SECTION 9.06    Governing Law; Jury Waiver.............................. 65
     SECTION 9.07    Costs, Expenses and Taxes............................... 65
     SECTION 9.08    No Proceedings.......................................... 66
     SECTION 9.09    Recourse Against Certain Parties........................ 66
     SECTION 9.10    Execution in Counterparts; Severability; Integration.... 67
     SECTION 9.11    Tax Characterization.................................... 67

                         LIST OF SCHEDULES AND EXHIBITS
                         ------------------------------

SCHEDULES
---------

SCHEDULE I     Condition Precedent Documents

SCHEDULE II    Credit and Collection Policy

SCHEDULE III   Preexisting Lockboxes and Preexisting Lockbox Accounts

SCHEDULE IV Prior Names, Tradenames, Fictitious Names and "Doing Business As" Names

SCHEDULE V     Health Care Provider Lockboxes and Lockbox Accounts

SCHEDULE VI Schedule of Bank One Lockbox Account Agreements Requiring Setoff Restrictions

SCHEDULE VII Schedule of (Non-Bank One) Lockbox Account Agreements Requiring Setoff Restrictions

SCHEDULE VIII Schedule of Lockbox Account Agreements Requiring Changes Regarding Control

SCHEDULE IX Schedule of Lockbox Account Agreements Requiring Changes Regarding Transfer Instructions

SCHEDULE X     Schedule of Additional Lockbox Account Agreements to be Delivered

SCHEDULE XI    Schedule of NationsBank Lockbox Accounts

EXHIBITS
--------

EXHIBIT A      Form of Borrowing Date/Spread Account Surplus Remittance Report

EXHIBIT B      Form of Commercial Paper Remittance Report

EXHIBIT C      Form of Monthly Remittance Report

EXHIBIT D      Form of Loan Agreement

EXHIBIT E      Form of Purchase Agreement

EXHIBIT F      "Limited Purpose" Provisions of Borrower's Certificate of
               Incorporation

EXHIBIT G      [Intentionally omitted]

EXHIBIT H      Forms of Opinions of Counsel for the Borrower

EXHIBIT I      Form of Notice to Insurers

EXHIBIT J      Form of Assignment Agreement

EXHIBIT K      Form of Subordination Agreement

EXHIBIT L      Form of Note Transmittal Sheet

     THIS RECEIVABLES LOAN AND SECURITY AGREEMENT (the "Agreement") is made as
                                                        ---------
of December 5, 1996, among:

     (1) WISCONSIN CIRCLE FUNDING CORPORATION, a Delaware corporation (the "Borrower");
          --------

     (2) HCFP Funding, Inc., a Delaware corporation (sometimes herein referred to as "Funding"), as the "Servicer" (as defined herein);

     (3) HOLLAND LIMITED SECURITIZATION, INC., a Delaware corporation ("HLS");
                                                                        ---
         and

     (4) ING BARING (U.S.) CAPITAL MARKETS, INC. ("ING Capital"), as agent (the
                                                   -----------
         "Agent").
         ------

         IT IS AGREED as follows:


                                  ARTICLE I.
                                  DEFINITIONS
                                  -----------

      SECTION 1.01  Certain Defined Terms.  (a)  Certain capitalized terms used
                    ---------------------
throughout this Agreement are defined above or in this Section 1.01.
                                                       ------------

     (b) As used in this Agreement and its exhibits, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

     "Adjusted Net Realizable Value" means with respect to any Pledged
      -----------------------------
Receivable, (i) in the case of any Loan Receivable, the lesser of the loan balance outstanding under the applicable Loan Agreement or the Net Realizable Value of such Loan Receivable multiplied by the "Borrowing Base" percentage applicable to such Loan Receivable under the applicable Loan Agreement, or (ii) in the case of Purchased Receivables, the Net Realizable Value of such Purchased Receivable multiplied by the "Purchase Price" of such Purchased Receivable under the applicable Purchase Agreement.

     "Advance" means, as to any Pledged Receivable, any advance made by the
      -------
Servicer with respect to any Remittance Date pursuant to Section 6.21 hereof.
                                                         ------------

     "Adverse Claim" means a lien, security interest, charge, encumbrance or
      -------------
other right or claim of any Person (other than, with respect to the Pledged Assets, (i) any lien, security interest, charge, encumbrance or other right or claim in favor of (x) the Lender (or the Agent on behalf of the Lender) or (y) any other Person who (1) prior to the date hereof has subordinated, in writing, its interest in such Pledged Asset to the interest of the Agent and the Lender therein pursuant to a written subordination in form and substance acceptable to the Agent or (2) after the date hereof subordinates its interest by means of a written subordination which is substantially similar to the agreement attached hereto as Exhibit K and (ii) which are Receivables owing from a Government Entity, the right of such Government Entity to offset against such Receivable, but only prior to the time such Government Entity actually offsets against such Receivable or notifies Funding or the Originator of its intent to do so.

     "Affected Party" has the meaning assigned to that term in Section 2.10.
      --------------                                           ------------

     "Affected Person" means the Lender and any of its Affiliates, successors
      ---------------
and assigns.

     "Affiliate" when used with respect to a Person means any other Person
      ---------
controlling, controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agent's Account" means a special account (account number 96026322 at the
      ---------------
Agent's Bank) in the name of the Lender, the Agent or the Collateral Trustee, as from time to time designated by the Agent by notice to the Borrower and the Servicer.

     "Agent's Bank" means First Trust of New York, National Association
      ------------

     "Agent's Fee" has the meaning assigned to that term in Section 2.09(a).
      -----------                                           ---------------

     "Agreement" means this Receivables Loan and Security Agreement, as the same
      ---------
may be amended, restated, supplemented or otherwise modified from time to time hereafter.

     "Alternative Rate" means, with respect to any Fixed Period for all Loans
      ----------------
allocated to such Fixed Period, an interest rate per annum equal to sum of the Base Rate plus 2.0%.
          ----

     "Assets" means Purchased Receivables, Loan Receivables and Related
      ------
Security.

     "Assignment Agreement" means one of the Lockbox Assignment Agreements,
      --------------------
dated the date hereof, between Funding and a Preexisting Lockbox Bank in substantially the form attached hereto as Exhibit J.
                                          ---------

     "Assignment and Acceptance" means an assignment and acceptance entered into
      -------------------------
by the Lender and an assignee pursuant to Section 9.04.
                                          ------------

     "Backup Servicer" means Input 1 LLC and any substitute Backup Servicer
      ---------------
appointed by the Agent pursuant to Section 6.15.
                                   ------------

     "Backup Servicing Fee" has the meaning assigned to that term in Section
      --------------------                                           -------
2.09(a).
-------

     "Backup Servicing Fee Letter" means the letter agreement dated as of even
      ---------------------------
date herewith between the Backup Servicer and the Agent, as amended or otherwise modified from time to time.

     "Bank One" means Bank One, Arizona, NA.
      --------

     "Base Rate" means, on any date, a fluctuating rate of interest per annum
      ---------
equal to the arithmetic average of the rates of interest publicly announced by The Chase Manhattan Bank (National Association), Citibank, N.A. and Morgan Guaranty Trust Company of New York (or their respective successors) as their respective prime commercial lending rates (or, as to any such bank that does not announce such a rate, such bank's "base" or other rate determined by the Lender to be the equivalent rate announced by such bank), except that, if any such bank shall, for any period, cease to announce publicly its prime commercial lending (or equivalent) rate, the Agent shall, during such period, determine the "Base
                                                                          ----
Rate" based upon the prime commercial lending (or equivalent) rates announced
----
publicly by the other such banks or, if each such bank ceases to announce publicly its prime commercial lending (or equivalent) rate, based upon the prime commercial lending (or equivalent) rates announced publicly by other banks reasonably acceptable to the Borrower. The prime commercial lending (or equivalent) rates used in computing the Base Rate are not intended to be the lowest rates of interest charged by such banks in connection with extensions of credit to debtors. The Base Rate shall change as and when such banks' prime commercial lending (or equivalent) rates change.

     "Batch Payoff Period" means the "Collection Period" applicable to a batch
      -------------------
of Receivables as specified in the Purchase Agreement pursuant to which such Receivables were sold to Funding; provided however that such Batch Payoff Period shall under no circumstances be extended in a manner which is inconsistent with the Credit and Collection Policy.

     "Borrowing" means a borrowing of Loans under this Agreement.
      ---------

     "Borrowing Base Deficiency" means, at any time that the Required
      -------------------------
Overcollateralization Percentage exceeds the Overcollateralization Percentage, an amount equal to:

       (FA - SA - CO) - (PRB - MOCA)

where: FA     =     the Facility Amount;

       PRB    =     the Pledged Receivables Balance;

       MOCA   =     the Minimum Overcollateralization Amount;

       SA     =     the amounts on deposit in the Spread Account; and


                                       3



       CO     =     the amount of Collections on deposit in the Agent's Account to be applied in accordance with Section 2.05 on the next
                                                     ------------
                    Remittance Date.

     "Borrowing Base Surplus" means, at any time that the Overcollateralization
      ----------------------
Percentage exceeds the Required Overcollateralization Percentage, an amount equal to:

       (PRB - MOCA) - (FA - SA - CO)

where: PRB    =     the Pledged Receivables Balance;

       MOCA   =     the Minimum Overcollateralization Amount;

       SA     =     the amounts on deposit in the Spread Account;

       CO     =     the amount of Collections on deposit in the Agent's Account to be applied in accordance with Section 2.05 on the next
                                                     ------------
                    Remittance Date; and

       FA     =     the Facility Amount.

     "Borrowing Date" means, with respect to any Borrowing, the date on which
      --------------
such Borrowing is funded, which date, other than in the case of the initial Borrowing, shall be a Subsequent Borrowing Date.

     "Borrowing Date/Spread Account Surplus Remittance Report" means a report,
      -------------------------------------------------------
in substantially the form of Exhibit A, furnished by the Servicer to the Agent
                             ---------
for the Lender pursuant to Section 6.12(c).
                           ---------------

     "Borrowing Limit" means, at any time, $50,000,000 as such amount may be
      ---------------
adjusted from time to time pursuant to Section 2.03, provided, however, that at
                                       ------------  --------  -------
all times, on or after the Termination Date, the "Borrowing Limit" shall mean
                                                  ---------------
the aggregate outstanding Loans and provided, further, that at no time shall the
                                    --------  -------
Maximum Borrowing Limit exceed the aggregate commitments of the lenders providing credit enhancement and liquidity support to the Lender in connection with the transactions contemplated by this Agreement.

     "Business Day" means a day of the year other than a Saturday or a Sunday on
      ------------
which banks are not authorized or required to close in New York City.

     "Capital Limit" means, at any time, an amount equal to:
      -------------

       PRB - MOCA + SA + CO

where: PRB    =     the Pledged Receivables Balance;


       MOCA   =     the Minimum Overcollateralization Amount;

       SA     =     the amounts on deposit in the Spread Account; and

       CO     =     the amount of Collections on deposit in the Agent's Account to be applied in accordance with Section 2.05 on the next
                                                     ------------
                    Remittance Date.


     "Carrying Cost Reserve Amount" means, with respect to a Business Day that
      ----------------------------
is not a Remittance Date, the sum of (a) the Borrowing Base Deficiency as of such Business Day (or as of the Business Day of the related Borrowing Date/Spread Account Surplus Remittance Report) plus (b) aggregate accrued and
                                               ----
unpaid (i) Yield, (ii) Liquidation Fees, (iii) Facility Fee, (iv) Servicing Fee and (v) obligations of the Borrower to the Lender hereunder other than the amounts described in the foregoing clauses (i)(iv) (collectively, the fees and amounts described in the foregoing clauses (i)-(v), the "Carrying Costs"), each
                                                         --------------
as of such Business Day.

     "Code" means the Internal Revenue Code of 1986, as amended.
      ----

     "Collateral Trustee" means First Trust of New York, National Association
      ------------------
and any successor collateral agent and trustee with respect to the commercial paper and the liquidity and credit support providers of the Lender.

     "Collection Date" means the date following the Termination Date on which
      ---------------
the aggregate outstanding Loans have been paid in full and all Yield and all other Obligations have been paid in full.

     "Collections" means, with respect to any Pledged Receivable, all cash
      -----------
proceeds in respect of such Pledged Receivable and all cash proceeds of other Related Security with respect to such Pledged Receivable, and any Collection of such Pledged Receivable deemed to have been received pursuant to Section 2.07.
                                                                 ------------

     "Commercial Paper Remittance Report" means a report, in substantially the
      ----------------------------------
form of Exhibit B, furnished by the Servicer to the Agent for the Lender
        ---------
pursuant to Section 6.12(d).
            ---------------

     "Concentration Account" means a special concentration account, account
      ---------------------
number 5274385 at Bank One, in the name of the Borrower and under the dominion and control of the Agent.

     "Contract" means an agreement (including an invoice, insurance policy,
      --------
contract or other instrument) pursuant to, or under which, a Payor shall be obligated to pay for Receivables of such Payor to any Originator from time to time.

     "CP Rate" means, with respect to any Fixed Period for all Loans allocated
      -------
to such Fixed Period, the rate equivalent to the rate (or if more than one rate, the weighted average of the rates) at which commercial paper notes of the Lender having a term equal to such Fixed Period and to be issued to fund the applicable Loans by the Lender may be sold by any placement agent or commercial paper dealer selected by the Lender, as agreed between each such agent or dealer and the Lender and notified by the Lender to the Agent and the Servicer; provided, however, if the rate (or rates)
                                      --------  -------
as agreed between any such agent or dealer and the Lender with respect to any Fixed Period for the applicable Loans is a discount rate (or rates), the "CP Rate" for such Fixed Period shall be the rate (or if more than one rate, the weighted average of the rates) resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate per annum.

     "Credit and Collection Policy" means with respect to Receivables, those
      ----------------------------
credit and collection policies and practices of the Servicer in effect on the date hereof as annexed hereto as Schedule II as such policies may hereafter be amended, modified or supplemented from time to time in compliance with this Agreement.

     "Cut-Off Date" means with respect to the initial Borrowing and each
      ------------
Subsequent Borrowing Date, such date as the Agent and the Borrower shall mutually agree.

     "Debt" of any Person means (a) indebtedness of such Person for borrowed
      ----
money, (b) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) obligations of such Person to pay the deferred purchase price of property or services, (d) obligations of such Person as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases, (e) obligations secured by an Adverse Claim upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations and (f) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (a) through (e) above.
                                   -----------------------

     "Default Rate" means an interest rate per annum equal to two percent (2%)
      ------------
plus the rate or rates of interest otherwise in effect hereunder from time to time.

     "Defaulted Receivables" means, as of any time of determination, (a) any
      ---------------------
Pledged Loan Receivable:

      (i) in respect of which any payment, or part thereof, of principal, interest or otherwise due and owing under the related Loan Agreement remains unpaid for more than 30 days after its due date;

     (ii) for which the Servicer determines in good faith that the Payor will not continue remitting payments;

     (iii) as to which the Payor thereof has taken the actions or is the subject of a proceeding of the type described in Section 7.01(f);
                                            ---------------

      (iv) as to which the Health Care Provider pledging such Pledged Loan Receivable has taken the actions or is the subject of a proceeding of the type described in Section 7.01(f); provided, that if the bankruptcy court
                     ---------------  --------
   presiding over any bankruptcy proceeding referred to in Section 7.01(f) with
                                                           ---------------
   respect to such Health Care Provider issues a judicial determination that such Pledged Loan Receivable is an allowed claim against such Health Care Provider, such Pledged Loan Receivable shall not be a Defaulted Receivable to the extent payable as an allowed claim; provided, further that if the
                                           --------  -------
   bankruptcy court presiding over any bankruptcy proceeding referred to in
   Section 7.01(f) with respect to such
   ---------------
   Health Care Provider issues a judicial determination that any loan agreement entered into after commencement of such proceeding on substantially the same terms as the Loan Agreements executed prior to such proceeding is an allowed debtor-in-possession financing, such Pledged Loan Receivable shall not be a Defaulted Receivable in any respect;

     (v) as to which the Health Care Provider pledging such Loan Receivable has suffered any material adverse change which affects its viability as an ongoing concern; or

     (vi) which has been or should otherwise be written off by the Servicer in accordance with the Credit and Collection Policies; and

     (b) any Pledged Purchased Receivable:

     (i) that remains unpaid for more than 60 days past its applicable Batch Payoff Period;

     (ii) for which the Servicer determines in good faith that the Payor will not continue remitting payments;

     (iii) as to which the Payor thereof has taken the actions or is the subject of a proceeding of the type described in Section 7.01(f);
                                                    ---------------

     (iv) as to which the Health Care Provider transferring such Pledged Purchased Receivable has taken the actions or is the subject of a proceeding of the type described in Section 7.01(f); provided, that if the bankruptcy
                            ---------------  --------
   court presiding over any bankruptcy proceeding referred to in Section
                                                                 -------
   7.01(f) with respect to such Health Care Provider issues a judicial
   -------
   determination that such Pledged Purchased Receivable is an allowed claim against such Health Care Provider, such Pledged Purchased Receivable shall not be a Defaulted Receivable to the extent payable as an allowed claim; provided, further that if the bankruptcy court presiding over any bankruptcy
   --------  -------
   proceeding referred to in Section 7.01(f) with respect to such Health Care
                             ---------------
   Provider issues a judicial determination that any receivables purchase agreement entered into after commencement of such proceeding on substantially the same terms as the Purchase Agreements executed prior to such proceeding is an allowed debtor-in-possession financing, such Pledged Purchased Receivable shall not be a Defaulted Receivable in any respect; or

     (v) as to which the Health Care Provider transferring such Pledged Purchased Receivable has suffered any material adverse change which affects its viability as an ongoing concern; or

     (vi) which would otherwise be written off in accordance with the Credit and Collection Policies.

     "Deleted Receivable" means a Pledged Receivable replaced by a Qualified
      ------------------
Substitute Receivable.

     "Delinquency Ratio" means, for any Remittance Period, as of the last day of
      -----------------
such Remittance Period, a fraction, expressed as a percentage, (a) the numerator of which is the sum of (i) the Adjusted Net Realizable Value of all Delinquent Receivables; and (b) the denominator of which is (i) the Adjusted Net Realizable Value of all Pledged Loan Receivables plus (ii) the Adjusted Net Realizable
                                      ----
Value of all Pledged Purchased Receivables.

     "Delinquent Receivable" means, as of any time of determination, (i) any
      ---------------------
Pledged Purchased Receivable in respect of which any payment, or part thereof, remains unpaid for more than the applicable Batch Payoff Period for such Pledged Receivable but less than 60 days beyond such Batch Payoff Period and (ii) any Pledged Loan Receivable in respect of which any payment of principal, interest or otherwise, or part thereof, due and owing under the related Loan Agreement remains unpaid beyond its due date, but for no more 30 days beyond its due date.

     "Depository Institution" means a depository institution or trust company,
      ----------------------
incorporated under the laws of the United States or any State thereof, that is subject to supervision and examination by federal and/or state banking authorities.

     "Discount Amount" means at any time an amount equal to:
      ---------------

           BL -  BL
                ----
                1.05

where:     BL    =   the Borrowing Limit in effect on the date of determination.

     "Eligible Assignee" means each of ING Capital, any receivables investment
      -----------------
vehicle sponsored by ING Capital or any of its Affiliates, any financial institution providing credit enhancement or liquidity support to the Lender in connection with the transactions contemplated by this Agreement and any Affiliate of any of the foregoing.

     "Eligible Depository Institution" means a Depository Institution, the short
      -------------------------------
term unsecured senior indebtedness of which is rated at least A-1 by S&P and F-1 by Fitch, if rated by Fitch.

     "Eligible Receivable" means, at any time, a Pledged Receivable:
      -------------------

     (a) which is a liability of a Payor organized under the laws of any jurisdiction in the United States and having its principal office in the United States;

     (b) which is denominated and payable in United States dollars in the United States;

     (c) which is not a Defaulted Receivable;

     (d) which was created through the provision of merchandise, goods or services by a Health Care Provider in the ordinary course of its business of delivering health care related services;

     (e) which satisfies in all material respects all applicable requirements of the Credit and Collection Policies;

     (f) (i) which represents the genuine, legal, valid and binding obligation in writing of a Payor enforceable by the holder thereof in accordance with its terms, (ii) in respect of which the holder of such Pledged Receivable is able to bring suit or otherwise enforce its remedies against such Payor through judicial process, and (iii) which has not, nor has the related Contract or Purchase Agreement or Loan Agreement, as applicable, been satisfied, subordinated, rescinded or amended in any manner adverse to the Agent or the Lenders, subject to (x) any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the enforceability of creditors' rights generally, and (y) general equitable principles, whether applied in a proceeding at law or in equity;

     (g) which is not, nor is the related Contract or Purchase Agreement or Loan Agreement, as applicable, subject to any exercise of any right of rescission, set-off, recoupment, counterclaim or defense, whether arising out of transactions concerning the Pledged Receivable or otherwise which could render the amount collectable thereunder less than the Net Realizable Value thereof;

     (h) which prior to its sale by Funding to the Borrower, was owned by Funding, free and clear of any Adverse Claim (except for the Fleet Interest), and Funding had the right to contribute, sell, assign and transfer the same and interests therein as contemplated under the Funding Sale Agreement, and, upon such transfer, the Borrower will have acquired good and marketable title to and the sole record and beneficial ownership interest in such Pledged Receivable, free and clear of any Adverse Claim and, after such transfer, such Pledged Receivable did not become subject to any Adverse Claim as a result of any action or inaction of Funding or the applicable Originator;

     (i) upon each Borrowing, the Lender shall acquire a valid and perfected first priority lien in each Pledged Receivable then existing or thereafter arising and in the Related

Security and Collections with respect thereto, free and clear of any Adverse
Claim except as provided hereunder.   No effective financing statement or other
instrument similar in effect covering any Pledged Receivable or the Related Security or Collections with respect thereto shall at any time be on file in any recording office except such as may be filed in favor of (i) the Agent relating to this Agreement, (ii) Funding relating to the Purchase Agreement or the Loan Agreement, and (iii) the Borrower relating to the Funding Sale Agreement;

     (j) which is entitled to be paid pursuant to the terms of the related Contract, if any, has not been paid in full or been compromised, adjusted, extended, satisfied, subordinated, rescinded or modified, and is not subject to compromise, adjustment, extension, satisfaction, subordination, rescission, or modification by the related Originator or Funding which could render the amount collectable thereunder less than the Net Realizable Value thereof;

     (k) in respect of which the related Originator has submitted all necessary documentation for payment of such Pledged Receivable to the Payor and has fulfilled all its other obligations in respect thereof;

     (l) which is an "account" or "general intangible" within the meaning of the UCC of the jurisdiction where the related Originator's, Funding's and the Borrower's chief executive office is located;

     (m) which does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, consumer protection, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and no party to the related Contract is in violation of any such law, rule or regulation which could have a material adverse effect on the collectibility of such Pledged Receivable, the value of such Pledged Receivable or the payment terms of such Pledged Receivable;

     (n) which does not arise from a transaction for which any additional performance by the related Originator or acceptance or other act of the Payor remains to be performed as a condition to any payments on such Pledged Receivable;

     (o) in respect of which there are no proceedings or investigations pending or threatened before any Government Entity (i) asserting the invalidity of such Pledged Receivable or the related Contract, (ii) asserting the bankruptcy or insolvency of the related Payor, (iii) seeking the payment of such Pledged Receivable or payment and performance of the related Contract or (iv) seeking any determination or ruling that might materially and adversely affect the validity or enforceability of such Pledged Receivable or the related Contract;

     (p) in which the interest of the Borrower upon the Borrowing, if such Pledged Receivable is a Pledged Loan Receivable, (i) represents funds which have previously been disbursed or will be disbursed to a Health Care Provider during the same day the Borrower receives a Loan on account thereof, (ii) was acquired pursuant to documentation consistent with

Funding's standard loan administration and documentation policies and procedures, and (iii) is collateralized by Receivables of Health Care Providers which Receivables do not represent self-pay obligations of individual recipients of services from the related Health Care Providers;

     (q) in which the interest of the Borrower upon the Borrowing, if such Pledged Receivable is a Pledged Purchased Receivable, (i) is a Receivable the purchase price of which has been disbursed or will be disbursed to a Health Care Provider during the same day the Borrower receives a Loan on account thereof,
(ii) was acquired pursuant to documentation consistent with Funding's standard receivables purchase administration and documentation policies and procedures, and (iii) which does not represent self-pay obligations of individual recipients of services from the related Health Care Providers;

     (r) which, if such Pledged Receivable is a Pledged Loan Receivable, does not have a due date later than three (3) years from the date of the related Loan Agreement;

     (s) which, if such Pledged Receivable is a Pledged Purchased Receivable, does not have a Batch Payoff Period longer than 180 days from the date the related invoice was generated;

     (t) which has not been modified or extended while held by Funding or the Borrower in any way other than by the Servicer in a manner consistent with the Credit and Collection Policy;

     (u) which complies with such other criteria and requirements as the Agent may from time to time reasonably require;

     (v) the Medicare and Medicaid cost reports of the Health Care Provider which originated such Pledged Receivable for all cost reporting periods ending on or before the date of the last audited cost report have been examined and audited by (i), as to Medicaid, the applicable state agency or other HCFA-designated agents or agents of such state agency, charged with such responsibility or (ii), as to Medicare, the Medicare intermediary or other HCFA-designated agents charged with such responsibility; and there is no current basis for any Government Entity to assert an offset against each such Health Care Provider which could render the amount collectable thereunder less than the Net Realizable Value thereof;

     (w) the goods or services provided and reflected by such Pledged Receivable were received by the applicable patient;

     (x) the insurance policy, contract or other instrument obligating an Insurer to make payment with respect to such Pledged Receivable (i) does not contain any provision prohibiting the grant of a security interest in such payment obligation from the patient to the applicable Health Care Provider, from such Health Care Provider to Funding, from Funding to the Borrower or from the Borrower to the Lender, (ii) has been duly authorized and, together with the applicable Pledged Receivable, constitutes the legal, valid and binding obligation of the

Insurer in accordance with its terms, (iii) together with the applicable Pledged Receivable, does not contravene in any material respect any requirement of law applicable thereto, and (iv) was in full force and effect and applicable to the patient at the time the goods or services constituting the basis for the Pledged Receivable were sold or performed;

     (y) the insurance policy, contract or other instrument obligating a Government Entity to make payment with respect to such Pledged Receivable (i) has been duly authorized and, together with the applicable Pledged Receivable, constitutes the legal, valid and binding obligation of the Government Entity in accordance with its terms, (ii) together with the applicable Pledged Receivable, does not contravene in any material respect any requirement of law applicable thereto, and (iii) was in full force and effect and applicable to the patient at the time the goods or services constituting the basis for the Pledged Receivable were sold or performed; and

     (z) the Payor of which, if such Payor is an Insurer, has received a Notice which has not been revoked.

     "EOB" means the explanation of benefit from a Payor that identifies the
      ---
services rendered on account of the Receivable specified therein.

     "Event of Default" has the meaning assigned to that term in Section 7.01.
      ----------------                                           ------------

     "Event of Termination" means the occurrence of any of the following events:
      --------------------

     (i) a regulatory, tax or accounting body has ordered that the activities of the Lender, or any Affiliate of the Lender, contemplated hereby be terminated or, as a result of any other event or circumstance, the activities of the Lender contemplated hereby may reasonably be expected to cause the Lender, the Person then acting as the administrator or the manager for the Lender, or any of their respective Affiliates to suffer materially adverse regulatory, accounting or tax consequences;

     (ii) the commercial paper dealer of the Lender is unable to retire maturing commercial paper issued to fund or maintain Loans hereunder through the issuance of new commercial paper for 90 consecutive days; or

     (iii)  the Program Maturity Date shall have occurred.

     "Facility Amount" means the sum of (a) the face amount of outstanding
      ---------------
commercial paper notes (net of the amount of all Yield scheduled to accrue thereon through its stated maturity if such commercial paper notes are issued on a discount basis) of the Lender issued to fund Loans hereunder, plus (b) any advances outstanding under the Liquidity/Credit Enhancement Facility, plus accrued interest thereon.

     "Facility Fee" has the meaning assigned to that term in Section 2.09(a).
      ------------                                           ---------------

     "Fitch" means Fitch Investors Service, L.P. (or its predecessor or
      -----
successors in interest) if and so long as it has rated and is continuing to rate commercial paper notes of the Lender, and otherwise means such other nationally recognized statistical rating organization as may be designated by the Agent.

     "Fixed Period" means for any outstanding Loans, (a) if Yield in respect of
      ------------
all or any part thereof is computed by reference to the CP Rate, a period of 1 to and including 90 days and (b) if Yield in respect thereof is computed at the Alternative Rate, a period of 1 to and including 30 days, in each case, as determined pursuant to Section 2.04.
                       ------------

     "Fleet Bank" means Fleet Capital Corporation, a Rhode Island corporation.
      ----------

     "Fleet Credit Agreement" means the Loan and Security Agreement, dated as of
      ----------------------
November 27, 1996, between  Fleet Bank and Funding.

     "Fleet Interest" means the security interest in the Pledged Receivables
      --------------
granted pursuant to the Fleet Credit Agreement.

     "Funding Sale Agreement" means that certain purchase and contribution
      ----------------------
agreement dated as of the date hereof between Funding, as seller, and the Borrower, as purchaser, together with all instruments, documents and agreements executed in connection therewith, as such Funding Sale Agreement may from time to time be amended, supplemented or otherwise modified in accordance with the terms hereof.

     "GAAP" means generally accepted accounting principles as in effect from
      ----
time to time in the United States.

     "Government Entity" means the United States of America, any state, any
      -----------------
political subdivision of a state and any agency or instrumentality of the United States of America or any state or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government. Payments from Government Entities shall be deemed to include payments governed under the Social Security Act (42 U.S.C. 1395, et. seq.), including payments under Medicare and Medicaid, and payments administered or regulated by HCFA.

     "HCFA" means the Health Care Financing Administrations of the United States
      ----
Department of Health and Human Services.

     "Health Care Provider" means a Person whose primary business is to provide
      --------------------
health care services to individuals, and who finances accounts receivable through Funding pursuant to either a Loan Agreement or a Purchase Agreement.

     "Health Care Provider Lockbox" means one of the lockboxes located at the
      ----------------------------
addresses set forth on Schedule V, as amended from time to time, to receive
                       ----------
checks and EOB's with respect to Receivables payable by Government Entities.

     "Health Care Provider Lockbox Account" means one of the demand deposit
      ------------------------------------
accounts (established pursuant to a Health Care Provider Lockbox Account Agreement) with respect to one or more Health Care Providers at the addresses set forth on Schedule V, as amended from time to time, and associated with the
             ----------
Health Care Provider Lockboxes established and controlled by each of the Health Care Providers to deposit Collections, including Collections received in the Health Care Provider Lockbox and Collections received by wire transfer directly from Government Entities.

     "Health Care Provider Lockbox Account Agreement" means a lockbox agreement
      ----------------------------------------------
between a Health Care Provider and the bank at which such Health Care Provider's Health Care Provider Lockbox Account is maintained, the terms of which provide that (i) all Collections with respect to the Pledged Receivables (received from Government Entities) of such Health Care Provider shall be deposited into such Health Care Provider Lockbox Account and (ii) the bank at which the Health Care Provider Lockbox Account shall be maintained (x) is directed by such Health Care Provider to transfer all collected funds deposited in such Health Care Provider Lockbox Account to the Concentration Account, no later than the Business Day following such deposit and (y) shall have no right of deduction, setoff or banker's lien against the funds in such lockbox account other than any deductions or setoffs in respect of such bank's customary service charges or on account of returned or dishonored checks, and is otherwise reasonably satisfactory to the Agent.

     "HP Equity" means the tangible net worth (including subordinate debt) of
      ---------
Funding, determined in accordance with GAAP.

     "Indemnified Amounts" has the meaning assigned to that term in Section
      -------------------                                           -------
8.01.
----

     "Insurer" means any Person which in the ordinary course of its business or
      -------
activities agrees to pay for health care goods and services received by individuals (directly, or indirectly through employers, unions or otherwise), including commercial insurance companies, nonprofit insurance companies (such as Blue Cross, Blue Shield entities), employers or unions which self-insure for employee or member health insurance, prepaid health care organizations, preferred provider organizations, health maintenance organizations and other Health Care Providers that contract to provide health care services to individuals. "Insurer" includes insurance companies issuing health, personal injury, workers' compensation or other types of insurance, as well as other Health Care Providers that contract to pay for health care services to individuals, but does not include any individual guarantors or Government Entities.

     "Issuer" means HLS and any other Lender whose principal business consists
      ------
of issuing commercial paper or other securities to fund its acquisition and maintenance of receivables, accounts, instruments, chattel paper, general intangibles and other similar assets.

     "Lender" means HLS or any other Person that agrees, pursuant to the
      ------
pertinent Assignment and Acceptance, to make Loans secured by Pledged Assets pursuant to Article II of this Agreement.
            ----------

     "Liquidation Fee" means, for the Loans allocated to each Fixed Period
      ---------------
(computed without regard to any shortened duration of such Fixed Period as a result of the occurrence of the Termination Date) during which such Loans are repaid (in whole or in part) prior to the end of such Fixed Period, the amount, if any, by which (a) the Yield (calculated without taking into account any Liquidation Fee) which would have accrued on the amount of the payment of such Loans during such Fixed Period (as so computed) if such payment had not been made, as the case may be, exceeds (b) the sum of (i) Yield actually received by the Lender in respect of such Loans for such Fixed Period and, if applicable,
(ii) the income, if any, received by the Lender from the Lender's investing the proceeds of such payments on such Loans; provided, however, that no Liquidation
                                         --------  -------
Fee shall be payable in the case of a Termination Date resulting from the termination in whole of the Borrowing Limit pursuant to Section 2.03 in
                                                        ------------
connection with the occurrence and continuance of an Event of Termination.

     "Liquidity/Credit Enhancement Facility" means the Enhancement Agreement,
      -------------------------------------
dated as of the date hereof, among the Issuer, the financial institutions party thereto and the Agent.

     "Loan" means a loan made by the Lender to the Borrower pursuant to Article
      ----                                                              -------
II.
--

     "Loan Agreement" means each Loan and Security Agreement between Funding and
      --------------
a Health Care Provider whereby Funding makes loans to such Health Care Provider which loans are secured by an interest in Loan Receivables and which is either, substantially in the form of the agreement annexed hereto as Exhibit D, or, in
                                                             ---------
such other form as the Agent may approve.

     "Loans Outstanding" means the sum of the amounts loaned to the Borrower for
      -----------------
the initial and any subsequent borrowings pursuant to Sections 2.01 and 2.02,
                                                      -------------     ----
reduced from time to time by Collections received and distributed on account of such Loans outstanding pursuant to Section 2.05; provided, however, that such
                                   ------------  --------  -------
Loans outstanding shall not be reduced by any distribution of any portion of Collections if at any time such distribution is rescinded or must be returned for any reason.

     "Loan Receivables" means Receivables granted as security for loans made
      ----------------
pursuant to a Loan Agreement.

     "Maximum Borrowing Limit" has the meaning assigned to that term in Section
      -----------------------                                           -------
2.03.
----

     "Measurement Period" means any period comprising 3 consecutive Remittance
      ------------------
Periods.

     "Measurement Period Default Ratio" means, for any Measurement Period, a
      --------------------------------
fraction, expressed as a percentage, the numerator of which is the sum of the Adjusted Net Realizable Value, determined as of the end of such Measurement Period, of the Pledged Receivables which became Defaulted Receivables during such Measurement Period, and the denominator of which is the monthly average of the Adjusted Net Realizable Value of all Pledged Receivables determined as of the beginning of such Remittance Period.

     "Minimum Overcollateralization Amount" means an amount equal to the
      ------------------------------------
greatest of (a) (i) the Pledged Receivables Balance minus (ii) the Pledged Receivables Balance divided by 1.00 plus the Required Overcollateralization Percentage (expressed as a decimal); (b) .15 multiplied by the Borrowing Limit in effect at such time; (c) the sum of the two largest Originator Commitment Amounts; and (d) an amount equal to the sum of the Adjusted Net Realizable Values with respect to the three largest Health Care Providers.

     "Misdirected Payment" means a payment made by a Payor in a manner other
      -------------------
than as provided in this Agreement. A payment by a Government Entity into any Health Care Provider Lockbox Account shall not constitute a "Misdirected Payment" hereunder.

     "Monthly Default Ratio" means, for any Remittance Period, a fraction,
      ---------------------
expressed as a percentage, the numerator of which is the sum of the Adjusted Net Realizable Value, determined as of the end of such Remittance Period, of the Pledged Receivables which became Defaulted Receivables during such Remittance Period, and the denominator of which is the Adjusted Net Realizable Value of all Pledged Receivables determined as of the beginning of such Remittance Period.

     "Monthly Remittance Report" means a report, in substantially the form of
      -------------------------
Exhibit C, furnished by the Servicer to the Agent for the Lender pursuant to
---------
Section 6.12(b).
---------------

     "Moody's" means Moody's Investors Service, Inc. (or its predecessor or
      -------
successors in interest).

     "Net Portfolio Yield" means, the Weighted Average Yield less the average
      -------------------
Yield Rate on the outstanding balance of the Loans during the previous Remittance Period (expressed as a percentage per annum).

     "Net Realizable Value" means with respect to any Eligible Receivable the
      --------------------
amount estimated by Funding (at the time (i) of acquisition thereof by Funding in the case of Purchased Receivables and (ii) such Receivable was granted to Funding as security for loans made by Funding in the case of Loan Receivables) to be the net collectable value of such Eligible Receivable, in its sole discretion in accordance with the Credit and Collection Policy.

     "New Lockbox" has the meaning assigned to that term in Section 6.05(b).
      -----------                                           ---------------

     "New Lockbox Account" has the meaning assigned to that term in Section
      -------------------                                           -------
6.05(b).
-------

     "New Health Care Provider Lockbox Account" has the meaning assigned to that
      ----------------------------------------
term in Section 6.06(b).
        ---------------

     "Note" means a promissory note executed and delivered by a Health Care
      ----
Provider evidencing a loan made by Funding (or a predecessor in interest thereof) pursuant to a Loan Agreement.

     "Notice to Insurers" means a notice letter on each Health Care Provider's
      ------------------
corporate letterhead in substantially the form attached hereto as Exhibit I or
                                                                  ---------
in such other form combined with any notice to Insurer in respect of payment instructions containing language substantially similar to that contained in such form.

     "Obligations" means all present and future indebtedness and other
      -----------
liabilities and obligations (howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or due or to become due) of the Borrower to the Lender, the Agent, the Servicer, and/or any other Person, arising under this Agreement and the other documents delivered by the Borrower pursuant hereto and shall include, without limitation, all liability for principal of and interest on the Loans, indemnifications, and other amounts due or to become due under this Agreement, including, without limitation, interest, fees and other obligations that accrue after the commencement of an insolvency proceeding (in each case whether or not allowed as a claim in such insolvency proceeding).

     "Officers' Certificate" means a certificate signed by the Chairman of the
      ---------------------
Board, the Vice Chairman of the Board, the President, Executive Vice President or Senior Vice President and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries.

     "Original Shareholder" means each of John K. Delaney, Ethan Leder and
      --------------------
Edward Nordberg.

     "Originator" means each Health Care Provider, party from time to time, to
      ----------
(i) a Loan Agreement or (ii) a Purchase Agreement.

     "Originator Commitment Amount" means with respect to (a) Eligible
      ----------------------------
Receivables which are Loan Receivables, the "Maximum Loan Amount" in the applicable Loan Agreement without reference to amounts actually outstanding thereunder, and (b) Eligible Receivables which are Purchased Receivables, the outstanding "Investment" under the applicable Purchase Agreement.

     "Outstanding Balance" of any Receivable at any time means the then
      -------------------
outstanding principal balance thereof.

     "Overcollateralization Percentage" means at any time the decimal expressed
      --------------------------------
as a percentage equal to:

                                 PRB       -       1.00
                             ------------
                             FA - SA - CO

where:                       PRB    =    the Pledged Receivables Balance;

                             FA     =    the Facility Amount;

                             SA     =    the amounts on deposit in the Spread
                                         Account; and

                             CO     =    the amount of Collections on deposit in
                                         the Agent's Account to be applied in
                                         accordance with Section 2.05 on the
                                                         ------------
                                         next Remittance Date.

     "Parent Agreement" means that certain Parent Agreement dated as of the date
      ----------------
hereof by HealthCare Financial Partners, Inc. in favor of the Borrower, as such Parent Agreement may from time to time be amended, supplemented or otherwise modified in accordance with the terms thereof.

     "Payor" means an Insurer or Government Entity, as applicable, obligated to
      -----
make payments under a Receivable.

     "Permitted Investments" means any one or more of the following:
      ---------------------

     (1) direct obligations of, or obligations fully guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

     (2) repurchase obligations (the collateral for which is held by a third party or the Trustee) with respect to any security described in clause (i) above, provided that the long-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by Moody's and S&P in one of its two highest long-term rating categories and, if rated by Fitch, in one of its two highest long-term rating categories;

     (3) certificates of deposit, time deposits, demand deposits and bankers' acceptances of any bank or trust company incorporated under the laws of the United States or any state thereof or the District of Columbia, provided that the short-term commercial paper of such bank or trust company (or, in the case of the principal depository institution in a depository institution holding company, the long-term unsecured debt obligations of the depository institution holding company) at the date of acquisition thereof has been rated by Moody's and S&P in its highest short-term rating category, and if rated by Fitch, in its highest short-term rating category;

     (4) commercial paper (having original maturities of not more than 270 days) of any corporation incorporated under the laws of the United States or any state thereof or the District of Columbia which on the date of acquisition has been rated by Moody's and S&P in its highest short-term rating category, and, if rated by Fitch, in its highest short-term rating category; and

     (5) money market mutual funds registered under the Investment Company Act of 1940, as amended, having a rating, at the time of such investment, of no less than Aaa by Moody's, AAAM by S&P and AAA if rated by Fitch;

provided, that no such instrument shall be a Permitted Investment if such
--------  ----
instrument evidences either (a) the right to receive interest only payments with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument where the principal and interest payments with respect to such instrument provide a yield to maturity exceeding 120% of the yield to maturity at par of such underlying obligation.

     "Person" means an individual, partnership, corporation (including a
      ------
business trust), joint stock company, trust, unincorporated association, joint venture, government (or any agency or political subdivision thereof) or other entity.

     "Pledge" means the pledge of any Loan Receivable or Purchased Receivable
      ------
pursuant to Article II and or the substitution of any Loan Receivable or
            ----------
Purchased Receivable pursuant to Section 2.15 for any existing Pledged
                                 ------------
Receivable.

     "Pledged Assets" has the meaning assigned to that term in Section 2.12(a).
      --------------                                           ---------------

     "Pledged Loan Receivables" has the meaning assigned to that term in Section
      ------------------------                                           -------
2.12(a).
-------

     "Pledged Purchased Receivables" has the meaning assigned to that term in
      -----------------------------
Section 2.12(a).
---------------

     "Pledged Receivables" has the meaning assigned to that term in Section
      -------------------                                           -------
2.12(a).
-------

     "Pledged Receivables Balance" means, at any time, the sum of the Adjusted
      ---------------------------
Net Realizable Values of Eligible Receivables (which are not Defaulted Receivables at such time), minus the sum of:
                           -----

     (a)  the Rate Limit;
     (b)  the Insurer Limit;
     (c)  the Aggregate Payor Limit;
     (d)  the Blue Cross/Blue Shield Payor Limit;
     (e)  the Modified Maximum Borrowing Limit;

     (f)  the Government Payor Limit; and
     (g)  the Loan Maturity Limit;

where:

               "Rate Limit" means the sum of (i) in the case of each Loan
                ----------
          Receivable, the excess of (x) the product of the "Borrowing Base" percentage applicable to such Loan Receivable under the related Loan Agreement over (y) 80% of the Net Realizable Value of such Loan Receivable, or (ii) in the case of each Purchased Receivable, the excess of (x) the "Purchase Price" of such Purchased Receivable under the related Purchase Agreement over (y) 85% of the Net Realizable Value of such Purchased Receivable.

               "Insurer Limit" means the dollar amount by which the aggregate
                -------------
          Adjusted Net Realizable Value of the Pledged Receivables related to a single Insurer (other than a Blue Cross or Blue Shield entity) exceeds the product of (i) the concentration limit percentage as described in the table below relating to the credit rating of such Insurer (published by A.M. Best & Company) and (ii) the sum of the Adjusted Net Realizable Values of all Pledged Receivables which are Eligible Receivables.

          Rating Category                               Percentage
          ---------------                               ----------
          A+ or higher                                  10.0%
          less than A+ but greater than B                2.0%
          B and below, unrated or uncategorized          1.0%

               "Aggregate Payor Limit" means the dollar amount by which the
                ---------------------
          aggregate Adjusted Net Realizable Value of the Pledged Receivables related to all Payors in the same credit rating category as described in the table below (published by A.M. Best & Company) exceeds the product of (i) the concentration limit percentage for such credit rating category as described in the table below and (ii) the sum of the Adjusted Net Realizable Values of all Pledged Receivables which are Eligible Receivables.

          Rating Category                               Percentage
          ---------------                               ----------
          B++                                                10%

          B+                                                5.0%

          B and below, unrated or uncategorized      15.0% until the earlier of
                                                     (i) June 6, 1997 or (ii)
                                                     the date of effectiveness
                                                     of any increase of the
                                                     Borrowing Limit above
                                                     $50,000,000 pursuant to
                                                     Section 2.03; and
                                                     ------------
                                                     thereafter 10.0%

               "Blue Cross/Blue Shield Payor Limit" means the dollar amount by
                ----------------------------------
          which the aggregate Adjusted Net Realizable Value of the Pledged Receivables related to all Insurers which are members of Blue Cross/Blue Shield, exceeds the product of (i) 0.2 and (ii) the sum of the Adjusted Net Realizable Values of all Pledged Receivables which are Eligible Receivables.

               "Modified Maximum Borrowing Limit" means the dollar amount by
                --------------------------------
          which the sum of all Originator Commitment Amounts exceeds the sum of
          (x) HP Equity plus (y)(i) $75,000,000 when the Borrowing Limit is $50,000,000 or (ii) $100,000,000 when the Borrowing Limit is $75,000,000, or greater.

               "Government Payor Limit" means the dollar amount by which the
                ----------------------
          aggregate Adjusted Net Realizable Value of the Pledged Receivables due from all Payors which are Government Entities exceeds the product of
          (i) the sum of the Adjusted Net Realizable Values of all Pledged Receivables which are Eligible Receivables, and (ii) in the case of
          (x) Medicare, 0.4 and (y) State Medicaid, 0.15.

               "Loan Maturity Limit" means the dollar amount by which the
                -------------------
          aggregate Adjustable Net Realizable Value of Loan Receivables related to any Loan Agreement, the loans under which have a remaining term to maturity (as calculated by reference to the earliest date on which the Originator Commitment Amount under such Loan Agreements may be terminated by Funding) of more than two but less than three years exceeds the product of the Adjusted Net Realizable Value of all Loan Receivables which are Eligible Receivables and 0.5.

          "Preexisting Lockbox" means one of the lockboxes located at the
           -------------------
addresses set forth on Schedule III, as amended from time to time, to receive
                       ------------
checks and EOB's with respect to Receivables payable by Insurers.

          "Preexisting Lockbox Account" means one of the demand deposit accounts
           ---------------------------
with respect to each Health Care Provider at the addresses set forth on Schedule
                                                                        --------
III, as amended from time to time, and associated with the Health Care Provider
---
Lockboxes established for one or
more of the Health Care Providers, to deposit Collections, including Collections received in the Health Care Provider Lockbox and Collections received by wire transfer directly from Insurers.

          "Preexisting Lockbox Bank" has the meaning assigned to that term in
           ------------------------
Section 6.05(a).
---------------

          "Program Maturity Date" means the fifth anniversary of the date of
           ---------------------
this Agreement; provided, however, that at any time after the third anniversary of the date hereof, the Borrower may, upon not less than sixty (60) days prior written notice to the Lender and Agent, declare the Program Maturity Date to have occurred in which case the Program Maturity Date shall be deemed to have occurred on the date specified in such notice.

          "Purchase Agreement" means each Receivables Purchase and Sale
           ------------------
Agreement between Funding and a Health Care Provider pursuant to which Funding purchases Receivables from such Health Care Provider and which agreement is substantially in the form of Exhibit E hereto, or, in such other form as the
                             ---------
Agent may approve.

          "Purchased Receivables" means Receivables purchased from a Health Care
           ---------------------
Provider by Funding pursuant to a Purchase Agreement.

          "Qualified Substitute Receivable" means a Pledged Receivable
           -------------------------------
substituted by the Borrower for a Deleted Receivable which must, on the date of such substitution, (i) be an Eligible Receivable (and the Borrower shall be deemed to have represented and warranted as such) and (ii) after giving effect to the substitution of which would not cause either (a) an Event of Default or an event that but for notice or lapse of time or both would constitute an Event of Default or (b) the aggregate Loans outstanding hereunder to exceed the Borrowing Limit minus the Discount Amount as determined by reference to the most
                -----
recent Monthly Remittance Report or Borrowing Date/Spread Account Surplus Remittance Report furnished by the Servicer to the Agent for the Lender in accordance with Section 6.12(c) hereof.
                ---------------

          "Receivables" means the indebtedness of a Payor  (whether constituting
           -----------
an account, chattel paper, instrument or general intangible) arising from the provision of health care services by a Health Care Provider including all rights to reimbursement under any agreements with and payments from Payors and the right to payment of any interest or finance charges and other obligations with respect to such indebtedness, and all proceeds of the foregoing.

          "Receivables Turnover Days Ratio" means the ratio of the Adjusted Net
           -------------------------------
Realizable Value at the Beginning of the Remittance Period to the Collections during such Remittance Period.

          "Receivables Yield" means, (a) with respect to Purchased Receivables,
           -----------------
the sum of the fees (including, without limitation, administration fees, commitment fees and discount fees) charged with respect to each purchase as stated in the applicable Purchase Agreement, expressed on an annualized basis; or (b) with respect to Loan Receivables, the sum of the fees (including, without limitation, administration fees, commitment fees and discount fees) charged plus the stated interest rate as provided in the applicable Loan Agreement.

      "Records" means all documents, books, records and other information
       -------
(including without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to Receivables and the related Payors which the Borrower has itself generated, in which the Borrower has acquired an interest pursuant to the Funding Sale Agreement or in which the Borrower has otherwise obtained an interest.

      "Record Date" means, as to any Remittance Date, the last day of the
       -----------
month preceding the month of such Remittance Date.

      "Related Security" means with respect to any Receivable:
       ----------------

     (a) any and all security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable;

     (b) all guarantees, indemnities, warranties, letters of credit, insurance policies and proceeds and premium refunds thereof and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable; provided, however, if any such guarantee, indemnity,
                            --------  -------
warranty, letter of credit, insurance policy, agreement, or arrangement supporting or securing payment of such Receivables support or secure payment of any Receivable which is not a Pledged Receivable, only the portion supporting or securing the Pledged Receivables shall be Related Security;

     (c) the Records relating to such Receivables;

     (d) all of the Borrower's right and title to, and interest in, the Funding Sale Agreement, the Loan Agreement (and the related Note) or the Purchase Agreement relating to such Receivable to the extent that it relates to such Receivable and the assignment to the Agent of all UCC financing statements filed by the Borrower against the Servicer under or in connection with the Funding Sale Agreement;

     (e) all liquidation proceeds from the Receivables; and

     (f) all proceeds of the foregoing.

     "Release Price" means, with respect to a Pledged Receivable to be released
      -------------
hereunder, an amount equal to the Adjusted Net Realizable Value of such Pledged Receivable as of the opening of business on the Remittance Date on which the release is to be effected hereunder; provided, however, that if the release is
                                     --------  -------
in connection with the termination of any Loan Agreement or Purchase Agreement, Release Price shall mean the outstanding obligations under such Purchase Agreement or Loan Agreement.

          "Remittance Date" means the tenth day of each month, or if such date
           ---------------
is not a Business Day, the next succeeding Business Day.

          "Remittance Period" means, as to any Remittance Date, the period
           -----------------
beginning on the first day of the most recently ended calendar month and ending on the last day of the most recently ended calendar month. The initial Remittance Period shall begin on and shall end on dates mutually agreeable to the Borrower and the Agent.

          "Required Overcollateralization Percentage" means 25%.
           -----------------------------------------

          "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-
           ---
Hill Companies, Inc. (or its predecessor or successors in interest) if and so long as it has rated and is continuing to rate commercial paper notes of the Lender, and otherwise means such other nationally recognized statistical rating organization as may be designated by the Agent.

          "Seller Note" means that certain Seller Note by Funding in favor of
           -----------
the Borrower, dated the date hereof, in the principal amount of $15,000,000.

          "Servicer" means at any time the Person then authorized, pursuant to
           --------
Section 6.01 to service, administer and collect Pledged Receivables.
------------

          "Servicing Fee" means, for any Remittance Period, an amount, payable
           -------------
out of payments on the Pledged Receivables and amounts applied to the payment of, or treated as payments on the Pledged Receivables, equal to interest at the applicable Servicing Fee Rate (appropriately divided to account for the number of Remittance Periods in the applicable year) on the average aggregate Adjusted Net Realizable Value of the Receivables as of the first day of such Remittance Period.

          "Servicing Fee Rate" means, with respect to each Pledged Receivable,
           ------------------
the per annum rate of 1.0%.

          "Servicing Officer" means any officer of the Servicer involved in, or
           -----------------
responsible for, the administration and servicing of the Pledged Receivables, whose name appears on a list of servicing officers furnished to the Agent by the Servicer, as such list may from time to time be amended.

          "Spread Account" has the meaning assigned thereto in Section 2.06 of
           --------------                                      ------------
this Agreement.

          "Spread Account Bank" means the bank maintaining the Spread Account.
           -------------------

          "Spread Account Excess" has the meaning assigned to that term in
           ---------------------
Section 2.06(b).
---------------

          "Spread Account Surplus Date" has the meaning assigned to that term in
           ---------------------------
Section 2.06(b).
---------------

          "Subsequent Borrowing Date" means each Business Day occurring after
           -------------------------
the initial Borrowing Date on which the Borrower determines, in the exercise of its sole discretion, to request an additional Borrowing from the Lender and to pledge additional Eligible Receivables to the Lender in respect thereof.

          "Supplemental Overcollateralization Percentage" means 42%.
           ---------------------------------------------

          "Termination Date" means the earliest of (a) the Program Maturity
           ----------------
Date, (b) the date of termination in whole of the Borrowing Limit pursuant to
Section 2.03, (c) the date of the declaration or automatic occurrence of the
------------
Termination Date pursuant to Section 7.01, (d) the date on which any commitment
                             ------------
of a lender providing liquidity support or enhancement support to the Lender with respect to this Agreement is terminated for any reason and a replacement commitment is not obtained by the Lender prior to such termination and (e) the occurrence of an Event of Termination.

          "UCC" means the Uniform Commercial Code as from time to time in effect
           ---
in the specified jurisdiction.

          "United States" means the United States of America.
           -------------

          "Weighted Average Yield" means the weighted average Receivables Yield
           ----------------------
as of any date of determination, weighted based on the Adjusted Net Realizable Value.

          "Yield" means, for all Loans allocated to any Fixed Period during any
           -----
 such Fixed Period, the product of

                                        YRT x L x ED
                                                 ---
                                                 360

where:          YRT     =       the Yield Rate for such Fixed Period;

                L       =       the Loans allocated to such Fixed Period; and

                ED      =       the actual number of days elapsed during such
                                Fixed Period,

provided, however, that (a) no provision of this Agreement shall require the
--------  -------
payment or permit the collection of Yield in excess of the maximum permitted by applicable law and (b) Yield shall not be considered paid by any distribution if at any time such distribution is rescinded or otherwise returned by the Lender to the Borrower or any other Person for any reason.

          "Yield Rate" means, for any Fixed Period for all Loans allocated to
           ----------
such Fixed Period:

        (i) to the extent the Lender will be funding the applicable Loan on the first day of such Fixed Period through the issuance of commercial paper, a rate equal to the CP Rate for such Fixed Period, and

       (ii) to the extent the Lender will not be funding the applicable Loan on the first day of such Fixed period through the issuance of commercial paper,
   (x) a rate equal to the Alternative Rate for such Fixed Period or (y) such other rate as the Agent and the Borrower shall agree to in writing.

       SECTION 1.02  Other Terms.  All accounting terms not specifically defined
                     -----------
herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

       SECTION 1.03  Computation of Time Periods.  Unless otherwise stated in
                     ---------------------------
this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."


                                  ARTICLE II.
                            THE RECEIVABLES FACILITY
                            ------------------------

      SECTION 2.01  Borrowings.  On the terms and conditions hereinafter set
                    ----------
forth, the Lender shall make loans ("Loans") to the Borrower secured by Pledged
                                     -----
Assets from time to time during the period from the date hereof until the Termination Date. Under no circumstances shall the Lender make Loans if, after giving effect to such Borrowing of Loans, either (a) an Event of Termination, an Event of Default or an event that but for notice or lapse of time or both would constitute an Event of Default has occurred and is continuing or (b) the aggregate Loans outstanding hereunder would exceed the lesser of (i) the Borrowing Limit minus the Discount Amount or (ii) the Capital Limit as
                -----
determined by reference to the most recent Monthly Remittance Report or Borrowing Date/Spread Account Surplus Remittance Report delivered by the Servicer to the Lender in accordance with Section 6.12 hereof.
                                          ------------

      SECTION 2.02  The Initial Borrowing and Subsequent Borrowings.  (a) Until
                    -----------------------------------------------
the occurrence of the Termination Date, the Lender will make Loans on any Business Day at the request of the Borrower, subject to and in accordance with the terms and conditions of Section 2.01 and 2.02. After the Collection Date
                            ------------     ----
has occurred, the Lender and the Agent, in accordance with their respective interests, shall assign and transfer to the Borrower, for no consideration, their respective remaining interests in the Pledged Assets, free and clear of any Adverse Claim resulting solely from an act by the Lender or the Agent, but without any other representation or warranty, express or implied.

     (b) The initial Borrowing and each Subsequent Borrowing shall be made on at least one Business Days' notice from the Borrower to the Agent provided that such notice is received by the Agent no later than 10:00 a.m. (New York City time) on the day of such notice. Each such notice shall specify (i) the aggregate amount of such Borrowing, which shall be in an amount equal to or greater than $250,000, (ii) the date of such Borrowing, (iii) the requested Fixed Period(s) and requested applicable Yield Rate (i.e. CP Rate or Alternative
Rate) for such Borrowing, and the allocations of Loans to each such requested Fixed Period and (iv) the Purchased Receivables or Loan Receivables to be pledged in connection with such Borrowing (and upon such Borrowing, such Purchased Receivables or Loan Receivables shall be "Pledged Receivables" hereunder). The Agent shall notify the Borrower whether the duration of the initial Fixed Periods and the applicable Yield Rate described in such notice is acceptable or, if not acceptable, the Agent shall advise the Borrower of such Fixed Periods and applicable Yield Rate as may be acceptable; provided, however,
                                                              --------  -------
that the Agent hereby agrees that so long as no Event of Default or Event of Termination has occurred and is continuing, the Agent shall use its best efforts to fund the Loans through the issuance of commercial paper notes allocated to this Agreement. It shall be a rebuttable presumption that the Agent has not fulfilled the best efforts requirement of the previous sentence if the Agent is not funding Loans hereunder through the issuance of commercial paper notes at any time that the Agent is funding advances (as loans, investments or otherwise) through the issuance of commercial paper to other borrowers of or sellers to HLS who are similarly situated to the Borrower and which commercial paper notes have maturities similar to the Fixed Periods requested by the Borrower. On the date of such Borrowing, the Lender shall, upon satisfaction of the applicable conditions set forth in Article III, make available to the Borrower in same day
                        -----------
funds, the amount of such Borrowing (net of amounts payable to or for the benefit of the Lender to repay Loans on such Borrowing Date pursuant to Section
                                                                        -------
2.05), by payment to the account which the Borrower has designated in writing.
----

     (c) It is expressly acknowledged that each Borrowing hereunder shall be made without recourse to the Borrower; provided, however, that the Borrower
                                       -----------------
shall be liable to the Agent and the Lender (i) for all representations, warranties, covenants and indemnifications made by such Borrower pursuant to the terms of this Agreement to the extent described in Section 8.01, (ii) for all
                                                   ------------
obligations to remit any deemed Collections of Pledged Receivables pursuant to
Section 2.07, and (iii) for all fees, costs, expenses, taxes and other
------------
indemnifications owed under this Agreement pursuant to Sections 2.08, 2.09,
                                                       -------------  ----
2.10, 6.15 and 9.07.
----  ----     ----

     (d) The Loans mature 90 days after the Program Maturity Date and in no event later than March 5, 2002. All Obligations shall be immediately due and payable on such date.

      SECTION 2.03  Increase, Termination or Reduction of the Borrowing Limit.
                    ---------------------------------------------------------
The Borrower may, upon at least 45 days' written notice to the Agent, (a) increase the Borrowing Limit in increments of $25,000,000 (the Agent being deemed to have agreed to such increase upon its written confirmation of receipt of such notice); provided that after giving effect to such increases the
                 --------
Borrowing Limit shall not exceed $100,000,000 (the "Maximum Borrowing
                                                    -----------------

Limit") and provided, further that no Event of Default or Event of Termination
-----       --------  -------
at such time shall have occurred and be continuing, and (b) after the third anniversary of the date of this Agreement, terminate in whole or reduce in part the Borrowing Limit by an amount such that after giving effect to such reduction the aggregate Loans outstanding hereunder do not exceed the Borrowing Limit minus the Discount Amount then in effect; provided, however, that each partial
-----                                     --------  -------
reduction of the Borrowing Limit shall be in an aggregate amount equal to $25,000,000 or an integral multiple thereof; provided, further, that the
                                             --------  -------
Borrower may at any time, upon payment of all obligations hereunder, terminate the entire Borrowing Limit in connection with the occurrence and continuance of an Event of Termination.

      SECTION 2.04  Selection of Fixed Periods.  At all times hereafter until
                    --------------------------
the Termination Date, the Borrower shall, subject to the Agent's and the Lender's approval and the limitations described below, select (a) Fixed Periods and allocate a portion of the outstanding Loans to each selected Fixed Period, so that the outstanding Loans are at all times allocated to one or more Fixed Periods and (b) Yield Rates to apply to such Loans for such Fixed Periods. The initial Fixed Period(s) and Yield Rate(s) applicable to the Loans arising as a result of the initial Borrowing shall be specified in the notice relating to the
Borrowing described in Section 2.02(b).   Each subsequent Fixed Period shall
                       ---------------
commence on the last day of the immediately preceding Fixed Period, and the duration of and Yield Rate applicable to such subsequent Fixed Period shall be such as the Borrower shall select and the Agent shall approve on notice from the Borrower received by the Agent (including notice by telephone, confirmed in writing) not later than 12:30 P.M. (New York City time) on such last day, except
                                                                          ------
that if the Agent shall not have received such notice before 12:30 P.M. or the Agent and the Borrower shall not have so mutually agreed before 2:00 P.M. (New York City time) on such last day, such Fixed Period shall be one day and the applicable Yield Rate shall be the Alternative Rate or, if applicable, the Default Rate, until the Agent receives notice from the Borrower requesting a Fixed Period and applicable Yield Rate, which, if accepted by the Agent, shall be the Fixed Period and the applicable Yield Rate; provided, that,
                                                   --------  ----
notwithstanding the foregoing, on and after the occurrence of any Event of Default or Event of Termination (unless such Event of Default or Event of Termination (other than the Event of Termination described in clause (i) thereof which Event of Termination may not be waived for the purposes of this provision) is waived in accordance with the terms and conditions hereof), the Lender shall cease to issue commercial paper notes to fund and maintain Loans hereunder and the applicable Yield Rate shall be the Alternative Rate. Any Fixed Period which would otherwise end on a day which is not a Business Day shall be extended to
the next succeeding Business Day.   Any Fixed Period which commences before the
Termination Date and would otherwise end on a date occurring after the Termination Date shall end on the Termination Date. On or after the Termination Date, the Agent shall have the right to allocate outstanding Loans to Fixed
Periods of such duration as shall be selected by the Agent.   The Lender shall,
on the first day of each Fixed Period, notify the Agent of the Yield Rate for the Loans allocated to such Fixed Period.

      SECTION 2.05  Remittance Procedures.  The Servicer, as agent for the Agent
                    ---------------------
and the Lender, will instruct the Agent's Bank, and the Agent may instruct the Agent's

Bank, to apply funds on deposit in the Agent's Account and the Spread Account as described in this Section 2.05.
                  ------------

     (a) Yield and Liquidation Fees.  The Servicer shall, and the Agent may, on
         --------------------------
each Business Day (including any Remittance Date), direct the Agent's Bank to set aside in the Agent's Account for transfer at the further direction of the Lender or the Agent or any other duly authorized agent of the Lender (whether on such day or on a subsequent day) an amount equal to the Yield through such day on the Loans allocable to the Lender and not so previously set aside and the amount of any unpaid Liquidation Fees owed to the Lender on such day. On the last day of each Fixed Period, the Agent shall notify the Servicer of, and direct the Agent's Bank to pay, such funds to be paid to the Lender in respect of full payment of accrued Yield for such Fixed Period. On any Business Day on which an amount is set aside in respect of Liquidation Fees pursuant to this
Section 2.05(a), the Agent shall direct the Agent's Bank to pay such funds to
---------------
the Lender in payment of such Liquidation Fees.

     (b) Fixed Period Loan Repayment.  The Servicer and the Agent shall, on the
         ---------------------------
last day of each Fixed Period that is not a Remittance Date, direct the Agent's Bank to transfer monies held by the Agent's Bank in the Agent's Account in excess of the Carrying Cost Reserve Amount on such date, to pay the Agent for the account of the Lender in prepayment of the Loans, an amount equal to the aggregate Loans allocated to such Fixed Period or, prior to the Termination Date, if lower, an amount equal to the excess, if any, of aggregate Loans immediately prior to such distribution over the Capital Limit on such date (without giving effect to amounts on deposit in the Agent's Account on such date that would otherwise be included in the calculation of the Capital Limit but after giving effect to any Borrowing made on such date and any other distributions of amounts on deposit in the Spread Account made on such date).

     (c) Remittance Date Transfers from Agent's Account.  The Servicer and the
         ----------------------------------------------
Agent shall, on each Remittance Date direct the Agent's Bank to transfer monies held by the Agent's Bank in the Agent's Account in excess of the aggregate amounts set aside on such Remittance Date pursuant to Section 2.05(a), in the
                                                      ---------------
following amounts and priority:

        (i) to the Agent for the account of the Lender in an amount equal to (and for payment of) the Facility Fee which has accrued and is unpaid as of the last day of the preceding month;

       (ii) if neither the Borrower nor Funding nor any Affiliate of either of them, is the Servicer, to the Agent for the account of the Servicer in an amount equal to the Servicing Fee which is accrued and unpaid as of the last day of the preceding month, and any Advances not previously reimbursed to the Servicer;

      (iii) to the Spread Account in an amount equal to the Borrowing Base Deficiency (if any) as of such Remittance Date;

       (iv) so long as no Borrowing Base Deficiency shall exist or would be created by such transfer, to the Agent for the account of the Servicer (if the Servicer is the Borrower, Funding or any Affiliate of either of them) in an amount equal to the Servicing Fee which is accrued and unpaid as the last day of the preceding month, and any Advances not previously reimbursed to the Servicer;

        (v) so long as no Borrowing Base Deficiency shall exist or would be created by such transfer, to the Agent for the account of the Lender in an amount equal to the aggregate amount of all other obligations of the Borrower to the Lender hereunder pursuant to Sections 2.08, 2.09, 2.10, 6.15 and 9.07
                                      -------------  ----  ----  ----     ----
  hereof;

       (vi) prior to the Termination Date if such Remittance Date is a Borrowing Date, to the Borrower in an amount equal to the Loan to be made hereunder on such date (which amount shall constitute a Loan hereunder to the same extent as if such amount had been advanced directly by the Lender to the Borrower on such date);

      (vii) (A) prior to the Termination Date, to the Borrower in an amount equal to the lesser of (x) the Borrowing Base Surplus on such date, if any, immediately prior to such distribution (without giving effect to amounts on deposit in the Agent's Account on such date that would otherwise be included in the calculation of the Borrowing Base Surplus but after giving effect to any Borrowing made on such date and any other distributions of amounts on deposit in the Spread Account made on such date) and (y) the remaining amount on deposit in the Agent's Account and (B) on and after the Termination Date, to the Agent for the account of the Lender in repayment of Loans in an amount necessary to repay the Loans in full; and

     (viii)  to the Borrower, any remaining amounts.

Upon its receipt of funds pursuant to clause (i) above in respect of the Facility Fee, the Agent shall retain a portion thereof in the amount of the accrued and unpaid Agent's Fee (as of the last day of the preceding month) and shall apply the balance of funds as directed by the Lender. Upon its receipt of funds pursuant to clause (ii) or (iv) above, the Agent shall distribute such funds to the Servicer in payment of any accrued and unpaid Servicing Fee and any Servicing Advances and Advances not previously reimbursed to the Servicer. Upon its receipt of funds pursuant to clause (v) above, the Agent shall apply such funds as directed by the Lender or as otherwise provided in this Agreement.

        (d) Borrowing Date Transfers.  The Servicer and the Agent shall, on each
            ------------------------
Borrowing Date that is not a Remittance Date direct the Agent's Bank to transfer monies held by the Agent's Bank in the Agent's Account in excess of the Carrying Cost Reserve Amount as of such Borrowing Date, to the Borrower (which amount shall constitute a Loan hereunder to the same extent as if such amount had been advanced directly by the Lender to the Borrower on such date).

     (e) Application of Spread Account Monies.  To the extent that there are
         ------------------------------------
insufficient available funds on deposit in the Agent's Account for the payment of the amounts payable pursuant to Section 2.05(a), 2.05(c)(i)-(ii) and
                                   ---------------  ---------------
2.05(c)(v), funds shall be withdrawn by the Collateral Trustee from the Spread
----------
Account to the extent of such insufficiency, solely upon the direction of the Agent, to be used solely for the purposes and in the order of priority set forth at Section 2.05(a)-(c) hereof, giving effect to the terms thereof as if each
   -------------------
reference therein to the "Agent's Account" was, instead, a reference to the Spread Account and on and after the Termination Date, funds shall be withdrawn from the Spread Account by the Collateral Trustee, upon the direction of the Agent, and deposited into the Agent's Account to be applied in accordance with
Section 2.05(a)-(c).
-------------------

     (f) Borrower Deficiency Payments.  Notwithstanding anything to the contrary
         ----------------------------
contained in this Section 2.05 or in any other provision in this Agreement, if,
                  ------------
on any Business Day prior to the Termination Date the outstanding amount of Loans shall exceed the lesser of (i) the Borrowing Limit minus the Discount
                                                         -----
Amount or (ii) the Capital Limit, then, the Borrower shall remit to the Agent, prior to any Borrowing and in any event no later than the close of business of the Agent on the next succeeding Business Day, a payment (to be applied by the Agent in its sole discretion either to fund the Spread Account or to repay Loans allocated to Fixed Periods selected by the Agent, in its sole discretion) in such amount as may be necessary to reduce outstanding Loans to an amount less than or equal to the lesser of (i) the Borrowing Limit minus the Discount Amount
                                                       -----
and (ii) the Capital Limit.

      SECTION 2.06  Spread Account.  (a)  On or prior to the initial Borrowing
                    --------------
Date, the Agent shall establish and maintain, or cause to be established and maintained, for the sole and exclusive benefit of the Collateral Trustee for the benefit of the Agent and the Lender and their respective assigns, a cash collateral account (the "Spread Account"). The Spread Account shall be a
                         --------------
subaccount within a special account maintained with a Depository Institution which is an Eligible Depository Institution (provided, however, that the
                                             --------  -------
Depository Institution at which such Spread Account is established and maintained need not be an Eligible Depository Institution in the event that the Spread Account is maintained as a fully segregated trust account with the trust department of such Depository Institution) but shall be under the sole dominion and control of, and in the name of, the Collateral Trustee. Notwithstanding the foregoing, the Spread Account and the funds deposited therein (including any interest and earnings thereon) from time to time shall constitute the property and assets of the Borrower and the Borrower shall be solely liable for any taxes payable with respect to the Spread Account.

     (b) Prior to the occurrence of the Termination Date, on at least three Business Days' notice from the Borrower to the Agent, the Borrower may, on any Business Day that is not a Remittance Date (each such day a "Spread Account
                                                             --------------
Surplus Date") (provided, that a Spread Account Surplus Date shall occur no more
------------    --------
frequently than once a week), instruct the Servicer to instruct the Spread Account Bank to transfer from the Spread Account to the Borrower, an amount of funds held in the Spread Account which shall in no event be greater than (i) the Borrowing Base Surplus (if any) on such Spread Account Surplus Date, if such Spread Account Surplus Date is the Business Day next succeeding a Remittance Date or (ii) the excess of the

Borrowing Base Surplus (if any) over the Carrying Cost Reserve Amount on such Spread Account Surplus Date, if such Spread Account Surplus Date is not on such a Business Day (any such amount of funds, the "Spread Account Excess"). The
                                               ---------------------
Borrower, in making any such instructions for the transfer of funds from the Spread Account, shall simultaneously provide each of the Agent and the Spread Account Bank with a copy of a Borrowing Date/Spread Account Surplus Remittance Report together with a certificate of an officer of the Borrower as to the existence and size of any Spread Account Excess.

      (c) Any funds remaining in the Spread Account after the Collection Date has occurred shall be remitted to the Borrower or as otherwise required by law.

      SECTION 2.07  Special Remittance Procedures.  If on any day the
                    -----------------------------
outstanding balance of any Pledged Receivable is reduced or canceled as a result of a setoff in respect of any claim by the Payor thereof against the Originator, the Borrower, the Servicer or any other Person (whether such claim arises out of the same or a related transaction or an unrelated transaction), the Borrower shall be deemed to have received on such day a Collection of such Pledged Receivable in the amount of such reduction, cancellation or adjustment. If on any day a Pledged Receivable fails to qualify as an Eligible Receivable as a result of the failure to meet the requirements of clauses (c), (h), (i) and (t) of the definition thereof with respect to such Pledged Receivable (or with respect to the Related Security related thereto), the Borrower shall be deemed to have received on such day a Collection of such Pledged Receivable in full.

      SECTION 2.08  Payments and Computations, Etc.  (a)  All amounts to be paid
                    -------------------------------
or deposited by the Borrower or the Servicer hereunder shall be paid or deposited in accordance with the terms hereof no later than 11:00 A.M. (New York City time) on the day when due in lawful money of the United States in immediately available funds to the Agent's Account. The Borrower shall, to the extent permitted by law, pay to the Agent interest on all amounts not paid or deposited when due hereunder (whether owing by the Borrower individually or as Servicer) at the Alternative Rate, payable on demand; provided, however, that
                                                      --------  -------
such interest rate shall not at any time exceed the maximum rate permitted by applicable law. Such interest shall be retained by the Agent except to the extent that such failure to make a timely payment or deposit has continued beyond the date for distribution by the Agent of such overdue amount to the Lender, in which case such interest accruing after such date shall be for the account of, and distributed by the Agent to the Lender. Any Obligation hereunder shall not be reduced by any distribution of any portion of Collections if at any time such distribution is rescinded or returned by the Lender to the Borrower or any other Person for any reason. All computations of interest and all computations of Yield, Liquidation Fee and other fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

      (b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of Yield, interest or any fee payable hereunder, as the case may be.

      (c) If any Borrowing requested by the Borrower and approved by the Lender and the Agent pursuant to Section 2.02 or any selection of a subsequent Fixed
                          ------------
Period and applicable Yield Rate for any Loans allocated to such Fixed Period requested by the Borrower and approved by the Agent pursuant to Section 2.04 is
                                                                ------------
not for any reason whatsoever, except as a result of any wilful misconduct of the Lender and/or Agent, made or effectuated, as the case may be, on the date specified therefor, the Borrower shall indemnify the Lender against any loss, cost or expense incurred by the Lender (other than any such loss, cost or expense solely due to the gross negligence or willful misconduct of the Lender or the Agent), including, without limitation, any loss (including cost of funds and out-of-pocket expenses), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Lender to fund or maintain such Loans during such Fixed Period.

      SECTION 2.09  Fees.  (a)  The Borrower shall pay the Lender (either
                    ----
directly or through the Agent) certain fees (the "Facility Fee") in the amounts
                                                  ------------
and on the dates set forth in a fee letter executed between the Borrower and the Lender. The Lender shall pay to the Agent, for its own account, certain fees (the "Agent's Fee") in the amounts and on the dates set forth in a fee letter
      -----------
executed between the Lender and the Agent. The Agent shall pay to the Backup Servicer out of the Agent's Fee, a collection fee (the "Backup Servicing Fee")
                                                        --------------------
in the amounts and on the dates set forth in the Backup Servicing Fee Letter.

      (b) The Lender shall pay to the Servicer a collection fee (the "Servicing
                                                                      ---------
Fee") equal to the Servicing Fee Rate on the daily average aggregate Adjusted
---
Net Realizable Value of Pledged Receivables, from the date hereof until the later of the Termination Date or the Collection Date, payable on each Remittance Date.

      (c) All of the fees payable pursuant to this Section 2.09 shall be payable
                                                   ------------
only from Collections pursuant to, and subject to the priority of payment set forth in, Section 2.05.
          ------------

      SECTION 2.10  Increased Costs; Capital Adequacy.  (a)  If, due to either
                    ---------------------------------
(i) the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to the Agent or any Affected Person (each of which shall be an "Affected
                                                                     --------
Party") of agreeing to make or making, funding or maintaining any Loan, as the
-----
case may be, the Borrower shall, from time to time, upon written demand by such Affected Party (with a copy to the Agent), immediately pay to such Affected Party (as a third party beneficiary, in the case of an Affected Party that is not also the Lender hereunder), additional amounts sufficient to compensate such Affected Party for such increased costs.

      (b) If either (i) the introduction of or any change in or in the interpretation of any law, guideline, rule or regulation, directive or request or (ii) the compliance by any Affected Party with any law, guideline, rule, regulation, directive or request from any central bank or other governmental authority or agency (whether or not having the force of law), including, without limitation, compliance by an Affected Party with any request or directive regarding capital adequacy, has or would have the effect of reducing the rate of return on the capital of any Affected Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which any such Affected Party could have achieved but for such introduction, change or compliance (taking into consideration the policies of such Affected Party with respect to capital adequacy by an amount deemed by such Affected Party to be material, then from time to time, within ten days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis of such demand) the Borrower shall pay directly to such Affected Party such additional amounts as will compensate such Affected Party for such reduction.

      (c) In determining any amount provided for in this Section 2.10, the
                                                         ------------
Affected Party may use any reasonable averaging and attribution methods. Any Affected Party making a claim under this Section 2.10 shall submit to the
                                         ------------
Borrower a certificate setting forth in reasonable detail the computations of such additional or increased costs, which certificate shall be conclusive absent demonstrable error.

      (d) If as a result of any event or circumstance similar to those described in Section 2.10(a) or 2.10(b), any Affected Party is required to compensate a
   ---------------    -------
bank or other financial institution providing liquidity support, credit enhancement or other similar support to such Affected Party in connection with this Agreement, then upon demand by such Affected Party, Borrower shall pay to such Affected Party such additional amount or amounts as may be necessary to reimburse such Affected Party for any amounts paid by it.

      SECTION 2.11  Assignment of Agreements.  The Borrower hereby assigns to
                    ------------------------
the Agent, for the benefit of the Lender hereunder, all of the Borrower's right and title to and interest in the Funding Sale Agreement, the Seller Note, each Loan Agreement, each Note and each Purchase Agreement. The Borrower confirms and agrees that the Agent shall have, following an Event of Default or an Event of Termination, the sole right to enforce the Borrower's rights and remedies under the Funding Sale Agreement, the Seller Note, each Loan Agreement, each Note and each Purchase Agreement for the benefit of the Lender, but without any obligation on the part of the Agent, the Lender or any of their respective Affiliates, to perform any of the obligations of the Borrower under the Funding Sale Agreement, the Seller Note, any Loan Agreement, any Note or any Purchase Agreement. In addition, the Borrower confirms and agrees that the Borrower will send to the Servicer any notice requested by the Agent of any breach of any representation, warranty or covenant under the Funding Sale Agreement, the Seller Note, any Loan Agreement, any Note and any Purchase Agreement or any event or occurrence that would, upon notice to the Servicer or upon the passage of time or both, would be such a breach. The Borrower further confirms and agrees that such assignment to the Agent shall terminate upon the Collection Date.

      SECTION 2.12  Grant of a Security Interest.   To secure the prompt and
                    ----------------------------
complete payment when due of the Obligations and the performance by the Borrower of all of the covenants and obligations to be performed by it pursuant to this Agreement, the Borrower hereby collaterally assigns and pledges to the Agent and grants to the Agent, on behalf of the Lender and the Agent (and their respective successors and assigns), a security interest in all of the Borrower's right, title and interest in and to all of the following property and interests in property (collectively, the "Pledged Assets"), whether tangible or intangible and whether now owned or
     --------------
existing or hereafter arising or acquired and wheresoever located:

      (a) all Purchased Receivables (the "Pledged Purchased Receivables") and
                                          -----------------------------
  Loan Receivables (the "Pledged Loan Receivables", and together with the
                         ------------------------
  Pledged Purchased Receivables, the "Pledged Receivables"), together with all
                                      -------------------
  Related Security, including, without limitation, all Collections and other monies due and to become due to the Borrower in respect of any Pledged Receivable and any security therefor received on or after the applicable Cut-Off Date;

      (b) all right, title and interest of the Borrower in, to and under the Funding Sale Agreement, the Seller Note, the Parent Agreement, each Loan Agreement, each Note and each Purchase Agreement including, without limitation, all monies due and to become due to the Borrower under or in connection therewith;

      (c) the Agent's Account, the Spread Account, each Health Care Provider Lockbox Account, each New Health Care Provider Lockbox Account, each Preexisting Lockbox Account, each New Lockbox Account and all other bank and similar accounts relating to the collection of Pledged Receivables (whether now existing or hereafter established) and all funds held therein or in such other accounts, and all income from the investment of funds in the Agent's Account, the Spread Account and such other accounts; and

      (d) all proceeds of the foregoing property described in clauses (a) through (c) above, including interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for or on account of the sale or other disposition of any or all of the then existing Pledged Receivables.

      SECTION 2.13  Evidence of Debt.  The Lender shall maintain an account or
                    ----------------
accounts evidencing the indebtedness of the Borrower to the Lender resulting from each Loan owing to the Lender from time to time, including the amounts of principal and interest payable and paid to the Lender from time to time hereunder. The entries made in such account(s) of the Lender shall be conclusive and binding for all purposes, absent manifest error.

      SECTION 2.14  Survival of Representations and Warranties: Repurchase and
                    ----------------------------------------------------------
Substitution Rights and Obligations.  It is understood and agreed that the
-----------------------------------
representations and warranties set forth in Section 4.01 are made and accurate
                                            ------------
on the date of this Agreement, at the time of the initial Borrowing, and on each Subsequent Borrowing date thereafter. If as a result of the breach of any of the representations and warranties in Section 4.01 on any day the Outstanding Balance of any Pledged Receivable (a "Deleted Receivable") is either (a) reduced
                                      ------------------
or
adjusted as a result of any defective, rejected, returned, repossessed or foreclosed merchandise, any defective or rejected services, any failure to provide services, any discount or any other adjustment made or performed by the Borrower or any other Person or (b) reduced or cancelled as a result of a setoff in respect of any claim by the Payor thereof against the Originator, Funding, the Borrower or any other Person (whether such claim arises out of the same or a related transaction or an unrelated transaction) which, in either case, would render the amount collectable thereunder less than the Net Realizable Value thereof, the Borrower, if as a result of such reduction, adjustment or cancellation there exists a Borrowing Base Deficiency, shall, and at all other times, may prepay a portion of the Loans by depositing in the Agent's Account the Release Price for such Pledged Receivable(s) or (ii) substituting a Qualified Substitute Receivable for such Pledged Receivable. The Borrower shall promptly reimburse the Servicer, the Agent and the Lender for any reasonable out-of-pocket expenses incurred by the Servicer, the Agent and the Lender, respectively, in respect of any such reduction, adjustment or cancellation.

      As to any Deleted Receivable for which the Borrower substitutes a Qualified Substitute Receivable, the Borrower shall effect such substitution by delivering to the Agent and the Lender a certification from the Borrower that such Receivable constitutes a Qualified Substitute Receivable. Upon such substitution, such Qualified Substitute Receivable shall be subject to the terms of this Agreement in all respects.

      It is understood and agreed that the obligations of the Borrower set forth in this Section 2.14 to cure, substitute for or repurchase a Receivable
        ------------
constitute the sole remedies available to the Agent and the Lender with respect to any Deleted Receivables.

      SECTION 2.15  Prepayments: Release of Pledged Receivables.  (a)  The
                    -------------------------------------------
Borrower may, at its election, obtain the release of any Pledged Receivable at any time after the date hereof by either (i) depositing into the Agent's Account the Release Price therefor or (ii) prior to the Termination Date, substituting a Qualified Substitute Receivable therefor, in each case on any Remittance Date; provided, that in the event that after giving effect to such release the
--------  ----
aggregate Adjusted Net Realizable Value of Pledged Receivables would be less than an amount equal to $10,000,000, the Borrower may only obtain such release by, in addition to depositing the aggregate Release Price for the Pledged Receivables to be released, paying on such Remittance Date, all Obligations then outstanding hereunder (including, without limitation, all Loans), or otherwise payable as a result of any such payment; provided further, that the foregoing
                                         -------- -------
release shall only be available if, after giving effect thereto, there shall not be a Borrowing Base Deficiency.

      (b) The Borrower shall notify the Agent of any Release Price to be paid or any Receivables to be substituted pursuant to Section 2.14 at least one Business
                                              ------------
Day prior to the Remittance Date on which such Release Price shall be paid and/or Pledged Receivables substituted, as applicable, specifying the Pledged Receivables and the Release Price and/or Pledged Receivables to be substituted therefor. As to any Deleted Receivable for which the Borrower substitutes a Qualified Substitute Receivable pursuant to this Section 2.15, the Borrower
                                                 ------------
shall effect such substitution in accordance with the provisions of Section
                                                                    -------
2.14.
----

      SECTION 2.16  Treatment of Amounts Paid by the Borrower. Amounts paid by
                    -----------------------------------------
the Borrower pursuant to Section 2.15, including payments representing
                         ------------
shortfalls in the principal amounts of Qualified Substitute Receivables, on account of Pledged Receivables shall be treated as payments on Pledged Receivables hereunder. The Servicer, however, shall not be entitled to Servicing Fees with respect to any such amounts.


                                  ARTICLE III.
                              CONDITIONS OF LOANS
                              -------------------

      SECTION 3.01  Conditions Precedent to Initial Borrowing.  The initial
                    -----------------------------------------
Borrowing hereunder is subject to the condition precedent that the Agent shall have received on or before the date of such Borrowing the items listed in
Schedule I, each (unless otherwise indicated) dated such date, in form and
----------
substance satisfactory to the Agent and the Lender.

      SECTION 3.02  Conditions Precedent to All Borrowings and Remittances of
                    ---------------------------------------------------------
Collections.   Each Borrowing (including the initial Borrowing) by the Borrower
-----------
from the Lender shall be subject to the further conditions precedent that (a) with respect to any such Borrowing (other than the initial Borrowing) on or prior to the date of such Borrowing, the Servicer shall have delivered to the Agent, in form and substance satisfactory to the Agent, a completed Monthly Remittance Report with respect to the most recently ended Remittance Period in accordance with the terms of Section 6.12(b) and a Borrowing Date/Spread Account
                             ---------------
Surplus Remittance Report containing information accurate as of a date no more than three Business Days prior to the date of such Borrowing and containing such additional information as may be reasonably requested by the Agent; (b) on the date of such Borrowing, the following statements shall be true, and the Borrower by accepting the amount of such Borrowing shall be deemed to have certified that:

      (i)     The representations and warranties contained in Section 4.01 are
                                                              ------------
  correct in all material respects on and as of such day as though made on and as of such date,

      (ii) No event has occurred and is continuing, or would result from such Borrowing, which constitutes an Event of Default hereunder, or an event that but for notice or lapse of time or both would constitute an Event of Default,

      (iii) On and as of such day, after giving effect to such Borrowing, the aggregate outstanding Loans do not exceed the lesser of (x) the Borrowing Limit minus the Discount Amount, or (y) the Capital Limit, and
        -----

      (iv) No law or regulation shall prohibit, and no order, judgment or decree of any federal, state or local court or governmental body, agency or instrumentality shall prohibit or enjoin, the making of such Loans by the Lender in accordance with the provisions hereof; and

(c) Agent's receipt of a timely copy of the notice of Borrowing delivered to the Agent pursuant to Section 2.02, appropriately filled out and executed by the
                  ------------
Borrower.


                                  ARTICLE IV.
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

      SECTION 4.01  Representations and Warranties of the Borrower and the
                    ------------------------------------------------------
Servicer.  Each of the Borrower and the Servicer represents and warrants as
--------
follows:

      (a) Each of the Servicer and the Borrower is a corporation or a limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the power and all licenses necessary to own its assets and to transact the business in which it is presently engaged (which includes servicing Receivables on behalf of third parties), and is duly qualified and in good standing under the laws of each jurisdiction where its ownership of the Pledged Receivables requires such qualification and where the failure to be so qualified would have a material adverse effect on its business and assets taken as a whole or on its ability to enforce any Receivable.

      (b) Each of the Servicer and the Borrower has the power, authority and legal right to make, deliver, and perform this Agreement and all of the transactions contemplated hereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement to grant to the Agent a first priority security interest in the Pledged Assets on the terms and conditions of this Agreement. This Agreement constitutes the legal, valid and binding obligation of each of the Servicer and the Borrower, enforceable against them in accordance with its terms except as the enforceability hereof and thereof may be limited by bankruptcy, insolvency, moratorium, reorganization and other similar laws of general application affecting creditors' rights generally and by general principles of equity (whether such enforceability is considered in a proceeding in equity or at law). No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by the Borrower, or the validity or enforceability of this Agreement or the Pledged Receivables in respect of the Borrower or any thereof, other than such as have been met or obtained.

      (c) The execution, delivery and performance of this Agreement and all other agreements and instruments executed and delivered or to be executed and delivered pursuant hereto or thereto in connection with the pledge of the Pledged Assets will not (i) create any Adverse Claim on the Pledged Assets other than as contemplated herein or (ii) violate any provision of any existing law or regulation or any order or decree of any court, regulatory body or administrative agency or the certificate of incorporation or by-laws of the Servicer or the Borrower or any mortgage, indenture, contract or other agreement to which the Servicer or the Borrower is a party or by which the Servicer or the Borrower or any property or assets of the Servicer or the Borrower may be bound.

     (d) No litigation or administrative proceeding of or before any court, tribunal or governmental body is presently pending, or, to the knowledge of the Servicer and the Borrower, threatened against the Servicer or the Borrower or any properties of the Servicer or the Borrower or with respect to this Agreement, which, if adversely determined, could have a material effect on the business, assets or financial condition of the Servicer or the Borrower or which would draw into question the validity of this Agreement or any of the other applicable documents forming part of the Pledged Assets.

     (e) In selecting the Receivables to be pledged pursuant to this Agreement, no selection procedures were employed which are intended to be adverse to the interests of the Lender.

     (f) The grant of the security interest in the Pledged Assets by the Borrower to the Agent for the benefit of the Lender pursuant to this Agreement are in the ordinary course of business for the Servicer and the Borrower and are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

     (g) The Borrower has no debts, other than debts incurred in connection with this Agreement.

     (h) The Borrower has been formed solely for the purpose of engaging in transactions of the types contemplated by this Agreement.

     (i) No consent of any other party (other than as required under the Fleet Credit Agreement) and no consent, license, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required for the execution, delivery and performance by the Servicer and the Borrower of, or compliance by the Servicer and the Borrower with, this Agreement or the consummation of the transactions contemplated by this Agreement.

     (j) No injunction, writ, restraining order or other order of any nature adversely affects the Servicer's or the Borrower's performance of their respective obligations under this Agreement.

     (k) Each of the Servicer and the Borrower has filed on a timely basis all tax returns required to be filed by it.

     (l) Each of the Servicer's and the Borrower's principal place of business and chief executive office is located at 2 Wisconsin Circle, Suite 320, Chevy Chase, Maryland 20815.

     (m) Each of the Servicer's and the Borrower's legal name is as set forth in this Agreement; other than as disclosed on Schedule IV hereto each of the
                                           -----------
Servicer and the Borrower has not changed its name since its incorporation; each of the Servicer and the Borrower does not have trade names, fictitious names, assumed names or "doing business as" names other than as disclosed on Schedule IV hereto.
                           -----------

     (n) Each of the Servicer and the Borrower is solvent and will not become insolvent after giving effect to the transactions contemplated hereby; each of the Servicer and the Borrower is paying its debts as they become due; each of the Servicer and the Borrower, after giving effect to the transactions contemplated hereby, will have adequate capital to conduct its business.

     (o) Each Payor (that is an Insurer) of a Pledged Receivable of any Health Care Provider has been directed by such Health Care Provider, and is required, to remit all payments of Collections with respect to such Pledged Receivable to a Preexisting Lockbox or New Lockbox of such Health Care Provider; provided,
                                                                    --------
however, that remittance of Collections by an Insurer to a Health Care Provider
-------
Lockbox shall not constitute a violation of the foregoing if such Collections do not, at any time, constitute greater than five percent (5%) of all Collections in such Health Care Provider Lockbox.

     (p) Each Payor (that is a Government Entity) of a Pledged Receivable of any Health Care Provider has been directed by such Health Care Provider, and is required, to remit all payments of Collections with respect to such Pledged Receivable to a Health Care Provider Lockbox or New Health Care Provider Lockbox of such Health Care Provider.

     (q) The Borrower has no subsidiaries.

     (r) The Borrower has given fair consideration and reasonably equivalent value in exchange for the transfer of the interests in the Pledged Receivables, to Funding under the Funding Sale Agreement.

     (s) The Servicer did not transfer any interest in any Receivable to the Borrower under the Funding Sale Agreement with any intent to hinder, delay or defraud any of its creditors.

     (t) No Monthly Settlement Report, Borrowing Date/Spread Account Surplus Settlement Report, Commercial Paper Settlement Report (each if prepared by the Borrower, or to the extent that information contained therein is supplied by the Borrower), information, exhibit, financial statement, document, book, record or report furnished or to be furnished by the Borrower to the Agent or the Lender in connection with this Agreement is or will be inaccurate in any material respect as of the date it is or shall be dated or (except as otherwise disclosed to the Agent or the Lender, as the case may be, at such time) as of the date so furnished, and no such document contains or will contain any material misstatement of fact or omits or shall omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

      (u) No proceeds of any Loans will be used by the Borrower to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

      (v) There are no agreements in effect adversely affecting the rights of the Borrower to make, or cause to be made, the grant of the security interest in the Pledged Assets contemplated by Section 2.12.
                                   ------------

      (w) The Borrower is not an "investment company" or an "affiliated person" of or "promoter" or "principal underwriter" for an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended, nor is the Borrower otherwise subject to regulation thereunder.

      (x) Schedule III, as amended from time to time, lists all lockboxes and all demand deposit accounts established to receive, subject to Section 5.01(s),
                                                               ------------
all Collections with respect to all Pledged Receivables of all Health Care Providers payable by Insurers.

      (y) Schedule V, as amended from time to time, lists all lockboxes and all
          ----------
demand deposit accounts established to receive all Collections with respect to all Pledged Receivables of all Health Care Providers payable by Government Entities.

                                  ARTICLE V.
              GENERAL COVENANTS OF THE BORROWER AND THE SERVICER
              --------------------------------------------------

      SECTION 5.01  General Covenants.  (a)  The Borrower will observe all
                    -----------------
corporate procedures required by its Articles of Organization, Bylaws and the laws of its jurisdiction of incorporation. The Borrower will maintain its corporate existence in good standing under the laws of its jurisdiction of incorporation and will maintain its qualifications to do business as a foreign corporation in any other state in which it does business and in which it is required to so qualify.

      (b) The Borrower will at all times ensure that (i) its directors act independently and in its interests, (ii) it shall at all times maintain at least two independent directors each of whom (x) is not currently and has not been during the five years preceding the date of this Agreement an officer, director or employee of the Borrower or an Affiliate thereof, (y) is not a current or former officer or employee of the Borrower and (z) is not a stockholder of the Borrower or an Affiliate thereof, (iii) its assets are not commingled with those of Funding or any other Affiliate of Borrower, (iv) its board of directors duly authorizes all of its corporate actions, (v) it maintains separate and accurate records and books of account and such books and records are kept separate from those of Funding and any other Affiliate of Borrower, and (vi) it maintains minutes of the meetings and other proceedings of the stockholders and the board of directors. Where necessary, the Borrower will obtain proper authorization from its shareholders for corporate action.

     (c) The Borrower will pay its operating expenses and liabilities from its own assets; provided, however, that the Borrower's organizational expenses may be paid by Funding.

     (d) The Borrower will not have any of its indebtedness guaranteed by Funding. Furthermore, the Borrower will not hold itself out, or permit itself to be held out, as having agreed to pay or as being liable for the debts of Funding and with the exception of the provision of management services by Funding for the Borrower, the Borrower will not engage in business transactions with Funding, except on an arm's length basis. The Borrower will not hold Funding out to third parties as other than an entity with assets and liabilities distinct from the Borrower. The Borrower will cause any financial statements consolidated with those of Funding to state that the Borrower is a separate corporate entity with its own separate creditors who, in any liquidation of the Borrower, will be entitled to be satisfied out of the Borrower's assets prior to any value in the Borrower becoming available to the Borrower's equity holders. The Borrower will not act in any other matter that could foreseeably mislead others with respect to the Borrower's separate identity.

     (e) In its capacity as Servicer, Funding will maintain separate records on behalf of and for the benefit of the Lender, will receive all necessary instructions and directions from the Lender in connection with its servicing of the Pledged Receivables hereunder, and will ensure that at all times when it is dealing with or in connection with the Pledged Receivables in its capacity as Servicer, that it holds itself out as Servicer, and not in any other capacity.

     (f) The Servicer will disclose all material transactions associated with this transaction in appropriate regulatory filings and public announcements.
The annual financial statements of the Servicer will disclose the effects of the transactions contemplated by the Funding Sale Agreement as a sale and the annual financial statements of the Borrower will disclose the effects of the transactions contemplated by this Agreement as a loan to the extent required by and in accordance with generally accepted accounting principles.

     (g) The Borrower will take all other actions necessary to maintain the accuracy of the factual assumptions set forth in the legal opinion of Battle Fowler LLP, special counsel to Funding and the Borrower, issued in connection with the Funding Sale Agreement and relating to the issues of substantive consolidation and true sale of the Pledged Receivables and Related Security.

     (h) Except as otherwise provided herein, neither the Borrower nor the Servicer will (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any Pledged Receivable, Collections or Related Security, or upon or with respect to any account to which any Collections of any Receivable are sent, or assign any right to receive income in respect thereof or (ii) create or suffer to exist any Adverse Claim upon or with respect to any of the Borrower's assets.

     (i) The Borrower will not merge or consolidate with, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions), all or substantially all of its assets (whether now owned or hereafter acquired), or acquire all or substantially all of the assets or capital stock or other ownership interest of any Person, other than, with respect to asset dispositions, in connection herewith.

     (j) The Borrower will not account for or treat (whether in financial statements or otherwise) the transactions contemplated by the Funding Sale Agreement in any manner other than the sale of an interest in Receivables and Related Security by Funding to the Borrower.

     (k) (i) The Borrower will cause to be delivered to the Agent within six months (but not later than the 30th day) prior to the end of each five year period after the initial Borrowing hereunder, a supplemental opinion of counsel to the Borrower and the Servicer in form and substance reasonably satisfactory to the Agent, reaffirming the opinions set forth in the opinion letter of Battle Fowler LLP delivered to the Agent in connection with the initial Borrowing hereunder pursuant to Section 3.01 with respect to the continued validity of the
                      ------------
security interest of the Lender in the Pledged Assets hereunder, and (ii) the Borrower will cause to be delivered to the Agent within 30 days following the Agent's request therefor, a supplemental opinion of counsel to the Borrower and Funding in form and substance reasonably satisfactory to the Agent, reaffirming the opinions set forth in the opinion letter of Battle Fowler LLP delivered to the Agent in connection with the initial Borrowing hereunder pursuant to Section
                                                                         -------
3.01.
----

     (l) The Borrower will not amend, modify, waive or terminate any terms or conditions of the Funding Sale Agreement without the written consent of the Agent, and shall perform its obligations thereunder.

     (m) The Borrower will not amend, modify or otherwise make any change to its Certificate of Incorporation to delete or otherwise nullify or circumvent the provisions set forth in Exhibit F hereto.
                        ---------

     (n) The Borrower shall maintain a tangible net worth (determined in accordance with GAAP and including subordinated debt) of at least the difference between (i) the aggregate Adjusted Net Receivable Value of Eligible Receivables which constitute Pledged Receivables at the time minus (ii) the amount referred to in clause (i) divided by 1.03, but in no event less than $1,000,000.

     (o) If the Borrower receives any Collections, the Borrower will remit such Collections (including, without limitation, any Collections deemed to have been received pursuant to Section 2.07) to the Agent's Account within one Business
                     ------------
Day following the Borrower's receipt thereof.

     (p) The Borrower will not make any material amendment to the Credit and Collection Policy without the prior written consent of the Agent.

     (q) The Servicer (if Funding) shall take all steps necessary to ensure that
(i) none of its Affiliates engage in the business of purchasing Receivables of Health Care Providers or making revolving loans to Health Care Providers secured primarily by the Receivables thereof and (ii) any such business formerly conducted by an Affiliate of Funding shall be conducted by Funding on and after the date hereof.

     (r) The Borrower or Servicer shall require each Health Care Provider to cause (i) all Collections received from Government Entities with respect to Pledged Receivables to be remitted to its Health Care Provider Lockbox or New Health Care Provider Lockbox, (ii) all such Collections to be deposited into the Concentration Account on the next Business Day following such receipt and (iii) all such Collections to be transferred from the Concentration Account to the Agent's Account on the next Business Day following such transfer to the Concentration Account.

     (s) The Borrower or Servicer shall require each Health Care Provider to take all steps necessary to ensure that (i) all of its payments received from Insurers with respect to Pledged Receivables shall be deposited into its Preexisting Lockbox or New Lockbox and (ii) no other funds shall be deposited therein; provided, however, that remittance of Collections by an Insurer to a
         --------  -------
Health Care Provider Lockbox shall not constitute a violation of the foregoing if such Collections do not, at any time, constitute greater than five percent (5%) of all Collections in such Health Care Provider Lockbox.

     (t) The Borrower shall cause (i) each existing Health Care Provider to prepare, execute and deliver to each Insurer who is a Payor of Pledged Receivables, with copies, to the extent received by the Borrower or the Servicer, to the Agent, promptly after the initial Borrowing Date, a Notice to Insurers and (ii) each Person who becomes a Health Care Provider after the initial Borrowing Date to prepare, execute and deliver to each Insurer who is a Payor of Pledged Receivables, with copies to the Agent, on or prior to the date that any Receivables of such new Health Care Provider become Pledged Receivables hereunder, a Notice to Insurers.

     (u) The Borrower shall deliver or cause Funding to deliver each Note executed by a Health Care Provider pursuant to a Loan Agreement as follows (i) in the case of Notes executed on or prior to the initial Borrowing Date, to the Agent on or prior to the initial Borrowing Date and (ii) in the case of Notes executed after the initial Borrowing Date, to the Collateral Trustee for the benefit of the Agent no later than the Business Day following execution and delivery of any such Note to Funding; it being agreed and understood by the parties hereto that (i) each such Note delivered shall have been duly endorsed and pledged by Funding and the Borrower to the Agent for the ratable benefit of the Lenders, (ii) each such Note delivered shall be accompanied by a Note Transmittal Sheet in the form of Exhibit L hereto (Item 1 and Item 2, Column A of such Note Transmittal Sheet having been completed) and (iii) the Agent shall instruct the Collateral Trustee to release to the Servicer any such Note if the Agent and the Collateral Trustee have received evidence, satisfactory in the Agent's reasonable business judgment, that (x) the Loan evidenced by such Note has been repaid in full and terminated, (y) such Note is required by the Servicer for enforcement purposes (Servicer hereby agrees (i) to hold such released Notes in trust for the benefit of the Agent and (ii) to return such

Note to the Collateral Agent if such requirement no longer exists) or (z) the Loan Receivables related to such Note are no longer Pledged Receivables under this Agreement, in each case no later than the second Business Day following receipt by the Collateral Trustee and the Agent of a written notice executed by an officer of the Servicer which certifies that such an event has occurred .

     (v) The Borrower and Servicer hereby agree to furnish (or cause to be furnished) to the Agent promptly, and in any case no later than 30 days after the initial Borrowing Date, duly executed amendments to (or amendments and restatements of) the Health Care Provider Lockbox Account Agreements with respect to the Health Care Provider Lockbox Accounts maintained with Bank One listed on Schedule VI hereto, which amendments (or amendments and restatements)
          -----------
shall provide that Bank One shall have no right of deduction, setoff or banker's lien against the funds in such Health Care Provider Lockbox Accounts other than any deductions or setoffs in respect of Bank One's customary service charges or on account of returned or dishonored checks.

     (w) The Borrower and Servicer hereby agree to use their best efforts to furnish (or cause to be furnished) to the Agent promptly, and in any case no later than 30 days (or as soon as possible thereafter) after the initial Borrowing Date, duly executed amendments to (or amendments and restatements of) the Health Care Provider Lockbox Account Agreements with respect to the Health Care Provider Lockbox Accounts listed on Schedule VII hereto, which amendments
                                         ------------
(or amendments and restatements) shall provide that the bank at which each such Health Care Provider Lockbox Account is maintained shall have no right of deduction, setoff or banker's lien against the funds in such Health Care Provider Lockbox Account other than any deductions or setoffs in respect of such bank's customary service charges or on account of returned or dishonored checks.

     (x) The Borrower and Servicer hereby agree to furnish (or cause to be furnished) to the Agent promptly, and in any case no later than 30 days after the initial Borrowing Date, duly executed amendments to (or amendments and restatements of) the Health Care Provider Lockbox Account Agreements with respect to the Health Care Provider Lockbox Accounts listed on Schedule VIII
                                                               -------------
hereto, which amendments (or amendments and restatements) shall provide that each such Health Care Provider Lockbox Account is under the control of the applicable Health Care Provider listed on Schedule VIII.
                                          -------------

     (y) The Borrower and Servicer hereby agree to furnish (or cause to be furnished) to the Agent promptly, and in any case no later than 30 days after the initial Borrowing Date, duly executed amendments to (or amendments and restatements of) the Health Care Provider Lockbox Account Agreements with respect to the Health Care Provider Lockbox Accounts listed on Schedule IX
                                                               -----------
hereto, which amendments (or amendments and restatements) shall provide that the bank at which each such Health Care Provider Lockbox Account is maintained is directed by the Health Care Provider to transfer all collected funds deposited in such Health Care Provider Lockbox Account to the Concentration Account, no later than the Business Day following such deposit.

     (z) The Borrower and Servicer hereby agree to furnish (or cause to be furnished) to the Agent promptly, and in any case no later than 30 days after the initial Borrowing Date, such other duly executed amendments to (or amendments and restatements of) the Health Care Provider Lockbox Account Agreements with respect to the any Health Care Provider Lockbox Account which the Agent, in its reasonable business judgment, may request.

     (aa) The Borrower and Servicer hereby agree to furnish (or cause to be furnished) to the Agent promptly, and in any case no later than 30 days after the initial Borrowing Date, duly executed Health Care Provider Lockbox Account Agreements (or in the case of Visiting Nurses of Del Rio a wire transfer agreement) with respect to the Health Care Provider Lockbox Accounts listed on
Schedule X hereto, which Health Care Provider Lockbox Account Agreements  (or in
----------
the case of Visiting Nurses of Del Rio such wire transfer agreement) shall be, in form and substance, satisfactory to the Agent.

     (bb) The Borrower or Servicer shall require the Health Care Providers listed on Schedule XI hereto to prevent the aggregate Collections remitted to
          -----------
all Health Care Provider Lockbox Accounts listed on Schedule XI hereto from
                                                    -----------
exceeding five percent (5%) of the aggregate Collections of all such Health Care Providers.

                                  ARTICLE VI.
                ADMINISTRATION AND SERVICING; CERTAIN COVENANTS
                -----------------------------------------------

      SECTION 6.01  Appointment and Designation of the Servicer.  (a)  The
                    -------------------------------------------
Borrower, the Lender and the Agent hereby appoint the Person (the "Servicer")
                                                                   --------
designated by the Agent from time to time (with the approval of the Lender) pursuant to this Section 6.01, as their agent to service, administer and collect
                 ------------
the Pledged Receivables and otherwise to enforce their respective rights and interests in and under the Pledged Receivables and the other Pledged Assets.
The Servicer's authorization under this Agreement shall terminate on the Collection Date. Until the Agent gives notice to the Borrower of a designation of a new Servicer, or consents to the appointment by the Borrower of a new "Servicer," Funding is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof. Upon and after the occurrence of any Event of Default, the Agent may at any time (with the approval of the Lender) designate as Servicer any Person to succeed Funding or any successor Servicer, on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Servicer pursuant to the terms hereof. Each of the Borrower and Funding hereby grants to any successor Servicer an irrevocable power of attorney to take any and all steps in the Borrower's, Funding's or the Servicer's name, as applicable, and on behalf of the Borrower or Funding necessary or desirable, in the determination of the successor Servicer, to collect all amounts due under any and all Pledged Receivables, including, without limitation, endorsing the Borrower's name on checks and other instruments representing Collections and enforcing such Pledged Receivables.

     (b) The Servicer shall service and administer the Pledged Receivables in accordance with this Agreement and the customary and usual standards of practice of prudent health care receivables financers and servicers in the respective states in which the Originators are located and, to the extent not inconsistent therewith, in the same manner as it services similar loans and/or receivables in its own portfolio, and shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer in its own name is hereby authorized and empowered by the Agent when the Servicer believes it appropriate in its best judgment, to prepare, for execution and delivery by the Servicer on behalf of the Borrower, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Pledged Receivables and to institute proceedings so as to convert the ownership of such Pledged Receivables into the name of the Borrower. The Servicer shall service and administer the Pledged Receivables in accordance with applicable state and federal law and shall provide to the Payors any reports required to be provided to them thereby. The Borrower shall furnish to the Servicer any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. The Borrower shall not be responsible for any action taken by the Servicer pursuant to the application of such powers of attorney.

      SECTION 6.02  Collection of Certain Pledged Receivable Payments.  The
                    -------------------------------------------------
Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Pledged Receivables, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related insurance policy, follow such collection procedures as it would follow with respect to health care receivables comparable to the Pledged Receivables and held for its own account. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment if it reasonably believes that it is prohibited by applicable law from enforcing the instrument pursuant to which such payment is required.

      SECTION 6.03  Intentionally Omitted.

      SECTION 6.04  Pledged Receivable Receipts.  By the close of each Business
                    ---------------------------
Day after the initial Borrowing Date the Servicer shall cause a wire transfer of immediately available United States funds to be made to the Agent for deposit into the Agent's Account in an amount equal to the Collections received or made by or on behalf of it on the previous Business Day (provided that (a) any of the following amounts received by the Servicer on a Business Day during the period of time beginning on the first Business Day after each Cut-off Date and ending on the Borrowing Date related to such Cut-off Date shall be so transferred to the Agent by the close of business on such Borrowing Date and (b) the time for transfer to the Agent pursuant to this Section 6.04(a) shall be extended by one
                                       ---------------
Business Day in the case of any of the following amounts received or made by or on behalf of the Servicer:

          (i) all payments on account of principal, including principal prepayments and shortfalls with respect to Qualified Substitute Receivables (but excluding prepayment penalties), on the Pledged Loan Receivables;

         (ii)  all payments on account of interest on the Pledged Loan
   Receivables;

        (iii) all proceeds of any prepayment of Loans in connection with the release of any Pledged Receivable(s) in accordance with Section 2.14 or
                                                           ------------
   Section 2.15).
   ------------

      The foregoing requirements for transfer to the Agent of payments and Collections received or made by or on behalf of the Servicer with respect to the Pledged Receivables shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment or late payment charges, penalty interest or assumption fees on the Pledged Receivables need not be transferred by the Servicer to the Agent, and shall be additional servicing compensation to the Servicer as provided in
Section 6.11.
------------

      SECTION 6.05  Insurer Payment Mechanics.  (a)  On or prior to the initial
                    -------------------------
Borrowing Date, the Borrower shall have entered into a lockbox agreement (the terms of which shall be satisfactory to the Agent) with respect to the Preexisting Lockbox and the related Preexisting Lockbox Account for each Health Care Provider that generates Pledged Receivables due and owing from Insurers that are, at any time, in excess of five percent (5%) of all Pledged Receivables generated by such Health Care Provider. On or prior to the initial Borrowing Date, the Borrower shall have entered into Assignment Agreements with each bank (each a "Preexisting Lockbox Bank") at which, at the time of the initial
         ------------------------
Borrowing Date, the Borrower maintains a Preexisting Lockbox and the related Preexisting Lockbox Account. The Borrower hereby conveys, transfers and assigns, as security, to the Agent for the benefit of the Lender all of its rights and interests of every kind in the Preexisting Lockboxes and the Preexisting Lockbox Accounts.

     (b) The Borrower covenants and agrees that each Person who becomes a Health Care Provider (other than a Health Care Provider as to whom the representation in Section 4.01(o) hereof is only true as a result of the proviso thereto) after the initial Borrowing Date shall have previously executed and delivered to the Borrower a lockbox agreement the terms of which provide that (i) all Collections with respect to the Pledged Receivables of such Health Care Provider shall be deposited into a lockbox account (in the name of the Borrower and under the dominion and control of the Agent) to be established thereunder (each such account a "New Lockbox Account") as follows: all checks (and EOB's) from
           -------------------
Insurers on account of Pledged Receivables of such Health Care Provider shall be sent to a new lockbox (in the name of the Borrower under the dominion and control of the Agent to be established thereunder (each such lockbox a "New Lockbox") and deposited daily into such New Lockbox Account, and all wire transfers on account of Pledged Receivables shall be wired directly into the New Lockbox Account and (ii) the bank at which the New Lockbox Account shall be maintained shall (x) transfer all collected funds deposited in such New Lockbox Account to the Agent's Account on a daily basis and (y) have no right of deduction, setoff or banker's lien against the funds in such lockbox account other than any deductions or setoffs in respect of such bank's customary service charges or on account of returned or dishonored checks, and is otherwise reasonably satisfactory to the Agent.

      SECTION 6.06  Government Entities Payment Mechanics.  (a)  On or prior to
                    -------------------------------------
the initial Borrowing Date, the Borrower shall have caused each Health Care Provider which generates Pledged Receivables due and owing from Government Entities to establish a Health Care Provider Lockbox and a Health Care Provider Lockbox Account.

     (b) The Borrower covenants and agrees that each Person who becomes a Health Care Provider after the initial Borrowing Date shall have previously executed and delivered to the Borrower a lockbox agreement the terms of which provide that (i) all Collections with respect to the Pledged Receivables (received from Government Entities) of such Health Care Provider shall be deposited into a lockbox account (in the name of and under the dominion and control of the Health Care Provider) to be established thereunder (each such account a "New Health
                                                                  ----------
Care Provider Lockbox Account") and (ii) the bank at which the New Health Care
-----------------------------
Provider Lockbox Account shall be maintained (x) is directed by the Health Care Provider to transfer all collected funds deposited in such New Health Care Provider Lockbox Account to the Agent's Account on the Business Day following such deposit, (y) shall have no right of deduction, setoff or banker's lien against the funds in such lockbox account other than any deductions or setoffs in respect of such bank's customary service charges or on account of returned or dishonored checks and (z) shall immediately notify the Agent should the Borrower modify in any way or revoke the instructions set forth in the foregoing clause
(x) of this Section 6.06(b), and is otherwise reasonably satisfactory to the Agent.

      SECTION 6.07  Misdirected Payments.  (a)  In the event that the Borrower
                    --------------------
or any Health Care Provider receives a Misdirected Payment from an Insurer in the form of a check, the Borrower shall send (or shall cause such Health Care Provider to send) such Misdirected Payment, by overnight mail to the Preexisting Lockbox Account, the New Lockbox Account, the New Health Care Provider Lockbox Account or the Health Care Provider Lockbox Account to which such Misdirected Payment should have originally been sent. In the event that the Borrower or any Health Care Provider receives a Misdirected Payment from a Government Entity in the form of a check, the Borrower shall send (or shall cause such Health Care Provider to send) to the Health Care Provider Lockbox such Misdirected Payment by overnight mail. In the event the Borrower or any Health Care Provider receives a Misdirected Payment in the form of cash or wire transfer, the Borrower shall immediately wire transfer (or shall cause such Health Care Provider to immediately wire transfer) the amount of such Misdirected Payment directly into the Agent's Account. All Misdirected Payments shall be sent promptly upon receipt thereof, and in no event later than the close of business, local time, on the first Business Day after receipt thereof.

     (b) The Borrower hereby agrees and consents to the Agent taking such actions as are reasonably necessary to ensure that future payments from the Payor of a Misdirected Payment or from the Payor of a payment into any Health Care Provider Account shall be made in accordance with this Agreement including, without limitation, to the maximum extent permitted by law, (i) the Agent or the Lender executing on the Borrower's or Health Care Provider's behalf and delivering to such Payor a new Notice to Insurers or other form of instruction, as applicable, and (ii) the Agent or the Lender contacting such Payor by telephone to confirm the instructions previously provided to such Payor. Upon the Agent's or Lender's request, the Borrower shall promptly (and in any event, within two Business Days from such request) take (or shall promptly cause any Health Care Provider to) take such similar actions as the Agent or the Lender may request.

      SECTION 6.08  Unidentified Payments; Lender's Right of Presumption. The
                    ----------------------------------------------------
Borrower agrees and consents that the Servicer and/or the Agent may apply any payment it receives from a Payor against a Pledged Receivable if the Servicer and/or the Agent is unable in good faith (after making reasonable attempts to contact the Borrower) to determine from the information in the EOB whether such payment from a Payor relates to such Pledged Receivable.

      SECTION 6.09  No Rights of Withdrawal.   Until the Collection Date, the
                    -----------------------
Borrower shall have no rights of direction or withdrawal with respect to amounts held in any Health Care Provider Lockbox Account, the New Health Care Provider Lockbox Account, any Preexisting Lockbox Account or any New Lockbox Account.

      SECTION 6.10  Permitted Investments.  The Servicer shall deliver to the
                    ---------------------
Agent on the initial Borrowing Date a letter directing the Agent to invest, or cause the investment of, funds on deposit in the Agent's Account in Permitted Investments. A Permitted Investment acquired with funds deposited in the Agent's Account shall mature not later than the earlier of (a) the Business Day immediately preceding the next following Remittance Date (or, if such Permitted Investment is an obligation of the institution that maintains the Agent's Account, the next following Remittance Date) and (b) the Business Day immediately preceding the last day of the next ending Fixed Period, and shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be registered in the name of the Agent (in its capacity as such) or its nominee for the benefit of the Lender. All income and gain realized from any such investment as well as any interest earned on deposits in the Agent's Account shall be distributed in accordance with the provisions of
Section 2.05.  The Servicer shall deposit in the Agent's Account (with respect
------------
to investments made hereunder of funds held therein) an amount equal to the amount of any actual loss incurred in respect of any such investment immediately upon realization of such loss. The Agent shall not be liable for the amount of any loss incurred in respect of any investment, or lack of investment, of funds held in the Agent's Account.

      SECTION 6.11  Servicing Compensation.   As compensation for its activities
                    ----------------------
hereunder, the Servicer shall be entitled to be paid the Servicing Fees from the Agent's Account as provided in Section 2.05(c). Except as otherwise provided in
                               ---------------
Sections 2.05, 6.04, 6.12 and 6.18, the Servicer shall be required to pay all
-------------  ----  ----     ----
expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor, except with respect to any Advances made by the Servicer pursuant hereto. The Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all the Servicer's responsibilities and obligations under this Agreement. The Servicer shall not be entitled to receive Servicing Fees with respect to amounts paid to release Pledged Receivables pursuant to Section 2.14 or Section 2.15.
                                                ------------    ------------

      SECTION 6.12  Reports to the Agent; Account Statements; Servicing
                    ---------------------------------------------------
Information.  (a)  The Borrower will deliver to the Agent (i) prior to each
-----------
Remittance Date, a report identifying the Pledged Receivables (and the aged balance thereof) as of the last day of the immediately preceding Remittance Period, (ii) on the Termination Date, a report identifying the Pledged Receivables (and the aged balance thereof) on the day immediately preceding the Termination Date and (iii) upon the Agent's request, on each day, a report identifying the Pledged Receivables (and the aged balance thereof) on such day.

     (b) On the third Business Day prior to each Remittance Date, the Servicer shall prepare and forward to the Agent for the Lender (and to S&P and Fitch), a Monthly Remittance Report relating to all Pledged Receivables, as of the close of business of the Servicer on the last day of the immediately preceding Remittance Period.

     (c) On the Business Day immediately preceding each Borrowing Date that is not a Remittance Date and on the Business Day immediately preceding each Spread Account Surplus Date, the Servicer shall prepare and forward to the Agent for the Lender, a Borrowing Date/Spread Account Surplus Remittance Report, as of a date no more than three Business Days prior to such Borrowing Date or Spread Account Surplus Date, as applicable.

     (d) On the Business Day immediately preceding the last day of each Fixed Period that is not a Remittance Date, the Servicer shall prepare and forward to the Agent for the Lender, a Commercial Paper Remittance Report, as of the close of business of the Servicer on the second Business Day immediately preceding such last day.

     (e) By the last Business Day of each week, the Servicer shall deliver to the Backup Servicer a copy of any tape or disk it maintained containing servicing information regarding the Pledged Receivables for the immediately preceding month.

      SECTION 6.13  Statements as to Compliance; Financial Statements. (a)  The
                    -------------------------------------------------
Servicer shall deliver to the Agent, the Borrower and the Lender on or before September 30 of each year, beginning with September 30, 1997 an Officers' Certificate stating, as to each signatory thereof, that (a) a review of the activities of the Servicer during the preceding calendar year and of its performance under this Agreement has been made under such officer's supervision, and (b) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof and the action being taken to cure such default.

     (b) As soon as available and no later than 45 days after the end of each of the first three quarterly fiscal periods in each fiscal year of the Servicer, the Servicer shall deliver to the Lender and the Agent two copies of:

     (i) a consolidated balance sheet of the Servicer and its consolidated subsidiaries as of the end of such quarter in each case setting forth in comparative form the corresponding figures for the most recent year-end for which an audited balance sheet has been prepared (subject to normal year-end adjustments), together with any related notes required in order to provide necessary disclosure in accordance with generally accepted accounting principles; and

     (ii) consolidated statements of income, stockholders' equity and cash flow of the Servicer and its consolidated subsidiaries, for that quarter and for the portion of the fiscal year ending with such quarter, in each case setting forth in comparative form the corresponding figures for the comparable period one year prior thereto (subject to normal year-end adjustments), together with any related notes required in order to provide necessary disclosures in accordance with generally accepted accounting principles, accompanied by a certificate signed by the financial vice president, treasurer, chief financial officer or controller of the Servicer stating that such financial statements present fairly the financial condition and results of operations of the companies being reported upon and have been prepared in accordance with generally accepted accounting principles, consistently applied.

     (c) As soon as available and no later than 105 days after the end of each fiscal year of the Servicer, the Servicer shall deliver to the Lender and the Agent two copies of:

     (i) a consolidated balance sheet of the Servicer and its consolidated subsidiaries, all as of the end of the fiscal year; and

     (ii) consolidated statements of income, stockholders' equity and cash flow of the Servicer and its consolidated subsidiaries, for that fiscal year; setting forth in each case in comparative form the figures for the previous fiscal year and accompanied by an opinion of a firm of independent certified public accountants of recognized standing acceptable to the Certificate holders stating that such financial statements present fairly the financial condition of the companies being reported upon and have been prepared in accordance with generally accepted accounting principles consistently applied (except for changes in application in which such accountants concur).

     (d) As soon as available and no later than 105 days after the end of each fiscal year of the Borrower, the Borrower shall deliver to the Lender and the Agent two copies of:

     (i) a consolidated balance sheet of the Borrower and its consolidated subsidiaries, all as of the end of the fiscal year; and

     (ii) consolidated statements of income, stockholders' equity and cash flow of the Borrower and its consolidated subsidiaries, for that fiscal year; setting forth in each case in comparative form the figures for the previous fiscal year and accompanied by an opinion of a firm of independent certified public accountants of recognized standing acceptable to the Certificateholders stating that such financial statements present fairly the financial condition of the companies being reported upon and have been prepared in accordance with generally accepted accounting principles consistently applied (except for changes in application in which such accountants concur).

      SECTION 6.14  Access to Certain Documentation.  The Lender or the Agent
                    -------------------------------
(and their respective agents or professional advisors) shall at its own expense, have the right under this Agreement, upon reasonable prior notice to the Servicer, to examine and audit, during business hours or at such other times as might be reasonable under applicable circumstances, any and all of the books, records, or other information of the Servicer, or held by another for the Servicer or on its behalf, exclusively concerning this Agreement. Without limiting the generality of the foregoing sentence, the Lender and the Agent shall have the right each year during the term of this Agreement, at their own expense, to require that their agents and/or professional advisors accompany the claims verifiers, underwriters and similar agents and/or employees of the Servicer during four of their normal due diligence engagements at the offices of Health Care Providers; provided, however, that (i) three of such due diligence
                       --------  -------
engagements shall be chosen by the Servicer from among the four Health Care Providers (whose Receivables are Pledged Receivables hereunder) with, at the time of such due diligence engagement, the largest Originator Commitment Amounts and (ii) one of such due diligence engagement shall be chosen by the Agent. The Lender and the Agent (and their respective agents and professional advisors) shall treat as confidential any information obtained during such examination which is not already publicly known or available, provided, however, the Lender or the Agent may disclose such information if required to do so by law or by any regulatory authority.

      SECTION 6.15  Appointment of Successor Servicer.  If an Event of Default
                    ---------------------------------
shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Agent may, by notice to the Servicer, the Borrower and the Backup Servicer terminate all of the rights and obligations of the Servicer under this Agreement. On or after the receipt by the Servicer of such notice, all authority and power of the Servicer under this Agreement, whether with respect to the Pledged Assets or otherwise, shall pass to and be vested in the Backup Servicer pursuant to and under this Section, and, without limitation, the Backup Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Pledged Receivables and related documents, or otherwise. The Servicer agrees to cooperate with the Agent and the Backup Servicer in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, notification to the Payors of the assignment of the servicing function, providing the Backup Servicer with all records, in electronic or other form, reasonably requested by it to enable the Backup Servicer to assume the servicing functions hereunder and the transfer to the Backup Servicer for administration by it of all cash amounts which shall at the time be deposited by the Servicer or should have been deposited by the Servicer in the Agent's Account or thereafter be received with respect to the Pledged Receivables. Neither the Agent nor the Backup Servicer shall be deemed to have breached any obligation hereunder as a result of a failure to make or delay in making any distribution as and when required hereunder caused by the failure of the Servicer to remit any amounts received on it or to deliver any documents held by it with respect to the Pledged Assets.

     Any obligations of Funding hereunder other than in its capacity as Servicer shall continue in effect notwithstanding Funding's termination as Servicer.

     On and after the time the Servicer receives a notice of termination pursuant to this Section 6.15, the Backup Servicer shall be the successor in all
                 ------------
respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall have all the rights and powers and be subject thereafter to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof; provided, however that any failure to perform such duties or responsibilities caused by the Servicer's failure to provide information required by this Section 6.15 shall not be considered a default by the Backup
                 ------------
Servicer hereunder. In addition, the Backup Servicer shall have no liability relating to the representations and warranties of the Servicer contained in
Article IV.  In the Backup Servicer's capacity as such successor, the Backup
----------
Servicer shall have the same limited liability herein granted to the Servicer. As compensation therefor, and except as otherwise provided herein, the Backup Servicer shall be entitled to all funds relating to the Pledged Receivables which the Servicer would have been entitled to retain from or charge to the Agent's Account if the Servicer had continued to act hereunder. Notwithstanding the above, the Agent may, if the Backup Servicer shall be unwilling to so act, or shall, if the Backup Servicer is unable to so act, or if the Lender so requests in writing to the Agent, appoint itself, or appoint any established servicing institution having a net worth of not less than $50,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Pending appointment of a successor to the Servicer hereunder, and after the Agent notifies the Servicer to discontinue performing servicing functions under this Agreement, the Backup Servicer (or the Agent if there is no Backup Servicer) shall act in such capacity as hereinabove provided. Notwithstanding the foregoing, the Agent shall, if the Backup Servicer is unwilling or prohibited by law from making Advances regarding Delinquent Receivables or if there is no Backup Servicer, promptly appoint any established servicing institution having a net worth of not less than $50,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder, which appointment shall become effective immediately upon approval thereof by the Lender, such approval not to be unreasonably withheld. In connection with such appointment and assumption, the Agent may make such arrangements for the compensation of such successor out of payments on Pledged Receivables as it and such successor shall agree; provided, however, that, except as provided herein, no such compensation shall be in excess of that permitted the Servicer hereunder, unless otherwise agreed to by the Lender. The Borrower, the Agent and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

      SECTION 6.16  Additional Remedies of Agent Upon Event of Default. During
                    --------------------------------------------------
the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Agent, in addition to the rights specified in
Section 6.15 and Section 7.01,
------------     ------------
shall have the right, in its own name and as agent for the Lender, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Lender (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

      SECTION 6.17  Waiver of Defaults.  Upon consent of the Lender, the Agent
                    ------------------
may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

      SECTION 6.18  Maintenance of Certain Insurance.  During the term of its
                    --------------------------------
service as Servicer, the Servicer shall maintain in force an "errors & omissions" or employee dishonesty insurance policy in an amount not less than $500,000 in a form that would cover any loss of trust funds collected by the Servicer hereunder caused by employee dishonesty, and with an insurance company, reasonably acceptable to the Lender and the Agent. The Servicer shall prepare and present, on behalf of itself, the Agent and the Lender, claims under any such policy in a timely fashion in accordance with the terms of such policy, and upon the filing of any claim on any policy described in this Section, the Servicer shall promptly notify the Agent of such claim.

      SECTION 6.19  Segregation of Collections.  The Servicer shall not
                    --------------------------
commingle funds constituting Collections with any other funds of the Servicer or Funding.

      SECTION 6.20  UCC Matters: Protection and Perfection of Pledged Assets.
                    --------------------------------------------------------
The Borrower will not make any change to its corporate name or use any tradenames, fictitious names, assumed names, "doing business as" names or other names unless prior to the effective date of any such name change or use, the Borrower delivers to the Agent such executed financing statements as the Agent may request to reflect such name change or use, together with such other documents and instruments as the Agent may request in connection therewith. The Borrower agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Agent may reasonably request in order to perfect, protect or more fully evidence the Lender's interest in the Pledged Assets acquired hereunder, or to enable the Lender or the Agent to exercise or enforce any of their respective rights hereunder. Without limiting the generality of the foregoing, the Borrower will upon the request of the Agent: (i) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate or as the Agent may request, and (ii) mark its master data processing records evidencing such Pledged Receivables with a legend acceptable to the Agent, evidencing that the Lender has acquired an interest therein as provided in this Agreement. The Borrower hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Pledged Receivables and the Related Security now existing or hereafter arising without the signature of the Borrower where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Pledged Receivables, or any part thereof shall be sufficient as a financing statement. The Borrower shall, upon the request of the Agent at any time after the occurrence of an Event of Default and at the Borrower's expense, notify the Payors of Pledged Receivables, or any of them, of the security interest of the Lender in the Pledged Assets.
If the Borrower fails to perform any of its agreements or obligations under this
Section 6.20 the Agent may (but shall not be required to) itself perform, or
------------
cause performance of, such agreement or obligation, and the expenses of the Agent incurred in connection therewith shall be payable by the Borrower upon the Agent's demand therefor. For purposes of enabling the Agent to exercise its rights described in the preceding sentence and elsewhere in this Article VI, the
                                                                 ----------
Borrower and the Lender hereby authorize the Agent and its successors and assigns to take any and all steps in the Borrower's name and on behalf of the Borrower and the Lender necessary or desirable, in the determination of the Agent, to collect all amounts due under any and all Pledged Receivables, including, without limitation, endorsing the Borrower's name on checks and other instruments representing Collections and enforcing such Pledged Receivables and the related Contracts.

      SECTION 6.21  Advances by the Servicer.  The Servicer may, in its sole
                    ------------------------
discretion, make an Advance in respect of any payment due on a Pledged Receivable to the extent such payment has not been received by the Servicer as of its due date and the Servicer reasonably expects such payment will be ultimately recoverable. The Servicer shall deposit into the Agent's Account in immediately available funds the aggregate of all Advances to be made during a Remittance Period on or prior to the Business Day immediately preceding the related Remittance Date. With respect to any Remittance Date, the amount of the Advances to be made by the Servicer, if any, shall equal the sum of the amounts of payments on the Pledged Receivables that first became due during the most recently ended Remittance Period to the extent not received or collected by the Servicer on or before the Business Day immediately preceding such Remittance Date. The Servicer shall be entitled to reimbursement for such Advances from monies in the Agent's Account as provided in Section 2.05(c) hereof.
                                             ---------------


                                 ARTICLE VII.
                               EVENTS OF DEFAULT
                               -----------------

      SECTION 7.01  Events of Default.  If any of the following events ("Events
                    -----------------                                    ------
of Default") shall occur:
----------

     (a) (i) The Servicer (if other than the Agent) shall fail to perform or observe any term, covenant or agreement hereunder (other than as referred to in clause (ii) of this Section 7.01(a)) and such failure shall remain unremedied
-----------         ---------------
for three Business Days or (ii) either
the Servicer (if other than the Agent) or the Borrower shall fail to make any payment or deposit to be made by it hereunder when due; or

     (b) (i) Any representation or warranty made or deemed to be made by the Borrower or the Servicer (or any of their officers) under or in connection with this Agreement or any remittance report or other information or report delivered pursuant hereto shall prove to have been false or incorrect in any material respect when made or (ii) any representation or warranty made or deemed to be made by Funding (or any of its officers or agents) under or in connection with the Funding Sale Agreement shall prove to have been false or incorrect in any material respect when made; provided, however, that if the breach described in
                            --------  -------
the foregoing clauses (i) or (ii) is cured by the repurchase or substitution of Receivables pursuant to Section 2.04(a) or (b) of the Funding Sale Agreement or by a repurchase pursuant to Section 2.14 hereof, such breach shall not constitute an Event of Default; or

     (c) Either the Borrower or the Servicer shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or in the Funding Sale Agreement on its part to be performed or observed and any such failure shall remain unremedied for three Business Days after written notice thereof shall have been given by the Agent to the Borrower; or

     (d) The Borrower or the Servicer shall fail to pay any principal of or premium or interest on any Debt in an amount in excess of $1,000,000, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other default under any agreement or instrument relating to any Debt or any other event, shall occur and shall continue after the appli cable grace period, if any, specified in such agreement or instrument if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; or

     (e) Either (i) the Lender (and, by assignment, the Collateral Trustee), shall at any time fail to have a valid perfected first priority security interest in the Pledged Assets and the Related Security and all Collections with respect thereto or (ii) any purchase by or assignment to the Borrower of a Purchased Receivable or a Loan Receivable from Funding shall, for any reason, cease to create in favor of the Borrower (x) in the case of Loan Receivables from a valid and perfected first priority security interest in such Receivable and the Related Security and Collections with respect thereto and (y) in the case of Purchased Receivables, a perfected ownership interest or security interest in such Receivable and the Related Security and Collections with respect thereto; provided, however, that if an event described in the foregoing
                 --------  -------
clauses (i) or (ii) is cured by the repurchase or substitution of Receivables pursuant to Section 2.04(a) or (b) of the Funding Sale Agreement or by a repurchase pursuant to Section 2.14 hereof, such event shall not constitute an Event of Default; or

     (f) (i) The Borrower or the Servicer shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or the Servicer seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composi tion of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and such proceeding remains undismissed for a period of 60 days; or (ii) the Borrower or the Servicer shall take any corporate action to authorize any of the actions set forth in clause (i) above
                                                              ----------
in this Section 7.01(f); or
        ---------------

     (g) The occurrence of any of the following events:

          (i) the Measurement Period Default Ratio exceeds 20% for any Measurement Period;
          (ii)   the Monthly Default Ratio exceeds 8% for any Remittance Period;
          (iii)  the Delinquency Ratio exceeds 20% for any Remittance Period;
          (iv) the Delinquency Ratio exceeds 15% for three consecutive Remittance Periods;
          (v) (A) the Receivable Turnover Days Ratio is greater than 2.5 for any Remittance Period and (B) the Overcollateralization Percentage is less than the Supplemental Overcollateralization Percentage for such Remittance Period;
          (vi) (A) the Receivables Turnover Days Ratio is greater than 2.0 for any three of the four most recent Remittance Periods and (B) the Overcollateralization Percentage is less than the Supplemental Over-collateralization Percentage for the most recent Remittance Period;
          (vii) the Receivables Turnover Days Ratio is greater than 3.0 for any Remittance Period;
          (viii) the Receivables Turnover Days Ratio is greater than 2.75 for any three of the four most recent Remittance Periods; or
          (ix) the Net Portfolio Yield is less than 5.75% for any Remittance Period; or

     (h) The Borrower shall fail to (x) make payment as specified in Section
                                                                     -------
2.05(f) and such failure shall remain unremedied for more than two Business Days
-------
after written notice thereof (containing a description of steps to be taken to remedy such failure) shall have been given by the Borrower to the Agent or (y) provide the Agent written notice of such failure on the Business Day following the occurrence thereof; or

     (i) The Servicer shall cease to own (whether directly or indirectly) 100% of the issued and outstanding stock of the Borrower; or

     (j)  Intentionally omitted.

     (k)  Intentionally omitted.

     (l) (x) the Overcollateralization Percentage shall be less than the Required Overcollateralization Percentage for more than two consecutive Business Days after written notice thereof (containing a description of steps to be taken to remedy such failure) shall have been given by the Borrower to the Agent or
(y) the Borrower shall have failed to provide the Agent written notice of such deficiency on the Business Day following the occurrence of such deficiency; or

     (m)  Intentionally omitted.

     (n) (x) Funding has HP Equity of less than (i) $20,000,000 at any time that the Borrowing Limit does not exceed $50,000,000 or (ii) $25,000,000 at any time that the Borrowing Limit exceeds $50,000,000, and in each case, such HP Equity deficiency remains unremedied for more than two Business Days after written notice thereof (containing a description of steps to be taken to remedy such failure) shall have been given by the Borrower to the Agent or (y) the Borrower shall have failed to provided the Agent written notice of such deficiency on the Business Day following the occurrence of such deficiency; or

     (o) the sum of Pledged Receivables Balance minus the Minimum
Overcollateralization Amount shall at any time be less than the Facility Amount; or

     (p)  Intentionally omitted.

     (q) any two of the Original Shareholders are either no longer employed or not actively involved in the management of Funding; or

     (r) (i) all three of the Original Shareholders are employed and/or actively involved in the management of Funding, but cease to own (whether directly or indirectly), in the aggregate, at least 15% of the issued and outstanding stock of Funding; (ii) any two of the Original Shareholders are employed and/or actively involved in the management of Funding, but cease to own (whether directly or indirectly), in the aggregate, at least 10% of the issued and outstanding stock of Funding; or (iii) any one of the Original Shareholders is employed and/or actively involved in the management of Funding, but ceases to own (whether directly or indirectly), at least 5% of the issued and outstanding stock of Funding;

then, and in any such event, the Termination Date shall be deemed to have occurred automatically upon the occurrence of such event except that, in the case of any event described in Sections 7.01(a), (c), (g ), (n), (q) and (r)
                               ----------------  ---  ----  ---  ---     ---
above the Agent may, by notice to the Borrower, declare the Termination Date to have occurred, except that, in the case of any event described in Sections
                                                                  --------
7.01(b), (d), (e), (f), (h), (i), (l), and (o) above, the Termination Date shall
-------  ---  ---  ---  ---  ---  ---
be deemed to have occurred automatically upon the occurrence of such event.
Upon any such declaration or
upon any such automatic occurrence, the Agent and the Lender shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of the applicable jurisdiction and other applicable laws, which rights shall be cumulative. If any event described in Sections 7.01(b), (c), (d), (e), (f), and (i) above shall have
             ----------------  ---  ---  ---  ---      ---
occurred and be continuing, the Alternative Rate, the Base Rate and the CP Rate shall be increased to the Default Rate, effective as of the date of the occurrence of such event.


                                 ARTICLE VIII.
                                INDEMNIFICATION
                                ---------------

      SECTION 8.01  Indemnities by the Borrower.  Without limiting any other
                    ---------------------------
rights which the Agent, the Lender or any of their respective Affiliates may have hereunder or under applicable law, the Borrower hereby agrees to indemnify the Agent, the Lender, and each of their respective Affiliates from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or
                                   -------------------
incurred by any of them arising out of or as a result of this Agreement or the ownership of Pledged Assets or in respect of any Loan Receivable, Purchased Receivable or Related Security, excluding, however, (a) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of the Agent, the Lender or such Affiliate or (b) recourse (except as otherwise specifically provided in this Agreement) for uncollectible Pledged Receivables. Without limiting the foregoing, the Borrower shall indemnify the Agent, the Lender and each of their respective Affiliates for Indemnified Amounts relating to or resulting from:

          (i) any Pledged Receivable treated as or represented by the Borrower to be an Eligible Receivable which is not at the applicable time an Eligible Receivable ;

         (ii) reliance on any representation or warranty made or deemed made by the Borrower, the Servicer if Funding or one of its Affiliates or any of their respective officers under or in connection with this Agreement, which shall have been false or incorrect in any material respect when made or deemed made or delivered;

        (iii) the failure by the Borrower or the Servicer (if Funding or one of its Affiliates) to comply with any term, provision or covenant contained in this Agreement or any agreement executed in connection with this Agreement, or with any applicable law, rule or regulation with respect to any Purchased Receivable, Loan Receivable or the Related Security, or the nonconformity of any Purchased Receivable, Loan Receivable or the Related Security with any such applicable law, rule or regulation;

         (iv) the failure to vest and maintain vested in the Lender or to transfer to the Lender, a first priority security interest in the Receivables which are, or are purported to be, Pledged Receivables, together with all Collections and Related Security, free and clear of any Adverse Claim whether existing at the time of the related Borrowing or at any time thereafter;

          (v) the failure to maintain, as of the close of business on each Business Day prior to the Termination Date, an aggregate amount of Loans outstanding which is less than or equal to the lesser of (x) the Borrowing Limit minus the Discount Amount on such Business Day, or (y) the Capital
         -----
   Limit on such Business Day;

         (vi) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivables which are, or are purported to be, Pledged Receivables, whether at the time of any Borrowing or at any subsequent time:

        (vii) any dispute, claim, offset or defense (other than the discharge in bankruptcy of the Payor) to the payment of any Receivable which is, or is purported to be, a Pledged Receivable (including, without limitation, a defense based on such Receivable not being a legal, valid and binding obligation of such Payor enforceable against it in accordance with its terms);

       (viii) any failure of the Borrower or the Servicer (if the Servicer or one of its Affiliates) to perform its duties or obligations in accordance with the provisions of this Agreement;

         (ix) the failure to pay when due any taxes payable in connection with the Pledged Receivables;

          (x) any repayment by the Agent or the Lender of any amount previously distributed in payment of Loans or payment of Yield or any other amount due hereunder, in each case which amount the Agent or the Lender believes in good faith is required to be repaid;

         (xi) the commingling of Collections of Pledged Receivables at any time with other funds;

        (xii) any investigation, litigation or proceeding related to this Agreement or the use of proceeds of Loans or the Pledged Assets or in respect of any Purchased Receivable, Loan Receivable or Related Security;

       (xiii) any failure by the Borrower to give reasonably equivalent value to the Servicer in consideration for the transfer by the Servicer to the Borrower of any Purchased Receivable, Loan Receivable or Related Security, or any attempt by any Person to void or otherwise avoid any such transfer under any statutory provision or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code; or

        (xiv) any failure of the Borrower, the Servicer or any of their respective agents or representatives (including, without limitation, agents, representatives and employees of the Servicer acting pursuant to authority granted under Section 6.01) to remit to the Servicer or the Agent,
                 ------------
   Collections of Pledged Receivables remitted to the Borrower or any such agent or representative.

Any amounts subject to the indemnification provisions of this Section 8.01 shall
                                                              ------------
be paid by the Borrower to the Agent within two Business Days following the Agent's written demand therefor.

      SECTION 8.02  Indemnities by the Servicer.  Without limiting any other
                    ---------------------------
rights which the Agent, the Lender or any of their respective Affiliates may have hereunder or under applicable law, the Servicer hereby agrees to indemnify the Agent, the Lender, and each of their respective Affiliates from and against any and all Indemnified Amounts awarded against or incurred by any of them arising out of or as a result of this Agreement or the ownership of Pledged Assets or in respect of any Purchased Receivable, Loan Receivable or Related Security excluding, however, (a) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of the Agent, the Lender or such Affiliate or (b) recourse (except as otherwise specifically provided in this Agreement) for uncollectible Pledged Receivables; provided, however, that
                                                       --------  -------
the liability for Indemnified Amounts partially attributable to other Persons acting as servicers for receivables purchased by the Lender or collateral pledged to the Lender shall be reasonably allocated between the Servicer and such other Persons by the Lender. Without limiting the foregoing, the Servicer shall indemnify the Agent, the Lender and each of their respective Affiliates for Indemnified Amounts relating to or resulting from:

          (i) reliance on any representation or warranty made or deemed made by the Servicer (if Funding or one of its Affiliates) or any of their respective officers under or in connection with this Agreement, which shall have been false or incorrect in any material respect when made or deemed made or delivered;

         (ii) the failure by the Servicer (if Funding or one of its Affiliates) to comply with any term, provision or covenant obtained in this Agreement or any agreement executed in connection with this Agreement, or with any applicable law, rule or regulation with respect to any Receivable, the related Contract or the Related Security, or the nonconformity of any Receivable, the related Contract, if any, or the Related Security with any such applicable law, rule or regulation;

        (iii) any dispute, claim, offset or defense (other than the discharge in bankruptcy of the Payor) of the Payor to the payment of any Receivable which is, or is purported to be, a Pledged Receivable (including, without limitation, a defense based on such Receivable or the related Contract, if any, not being a legal, valid and binding obligation of such Payor enforceable against it in accordance with its terms);

         (iv) any failure of the Servicer (if Funding or one of its Affiliates) to perform its duties or obligations in accordance with the provisions of this Agreement or any failure by Funding, the Originator or any Affiliate thereof to perform its respective duties under the related Contracts, if any, Loan Agreement or Purchase Agreement;

          (v) any repayment by the Agent or the Lender of any amount previously distributed in payment of Loans or payment of Yield or any other amount due hereunder, in each case which amount the Agent or the Lender believes in good faith is required to be repaid;

         (vi) the commingling by the Servicer of Collections of Pledged Receivables at any time with other funds;

        (vii) any investigation, litigation or proceeding related to this Agreement or the use of proceeds of Loans, Pledged Assets or in respect of any Receivable or Related Security; or

       (viii) any failure of the Borrower, Funding or any of their respective agents or representatives (including, without limitation, agents, representatives and employees of Funding acting pursuant to authority granted under Section 6.01) to remit to the Servicer or the Agent, Collections of
         ------------
   Pledged Receivables remitted to the Borrower or any such agent or representative.

Any amounts subject to the indemnification provisions of this Section 8.02 shall
                                                              ------------
be paid by the Servicer to the Agent within two Business Days following the Agent's written demand therefor.

      The applicable Affected Party shall deliver to the indemnifying party under Section 8.01 and Section 8.02, within a reasonable time after the Affected
      ------------     ------------
Party's receipt thereof, copies of all notices and documents (including court papers) received by the Affected Party relating to the claim giving rise to the Indemnified Amounts. Each Affected Party will cooperate with the Borrower and the Servicer in connection with any claim giving rise to the Indemnified Amounts to minimize the liability of such indemnifying parties, provided that nothing contained herein shall obligate any Affected Party to take any action which, in the opinion of the applicable Affected Party, is unlawful or otherwise disadvantageous to such Affected Party.


                                  ARTICLE IX.
                                 MISCELLANEOUS
                                 -------------

      SECTION 9.01  Amendments and Waivers.  (a)  Except as provided in Section
                    ----------------------                              -------
9.01(b), no amendment or modification of any provision of this Agreement shall
-------
be effective without the written agreement of the Borrower, the Servicer, the Agent and the Lender, and no termination or waiver of any provision of this Agreement or consent to any departure therefrom by the Borrower or the Servicer shall be effective without the written concurrence of the Agent and the Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      (b) Notwithstanding the provisions of Section 9.01(a), in the event that
                                            ---------------
there is more than one Lender, the written consent of each Lender shall be required for any amendment, modification or waiver (i) reducing any outstanding Loans, or the Yield thereon, for any Fixed Period, (ii) postponing any date for any payment of any Loan, or the Yield thereon, for any Fixed Period, or (iii) modifying the provisions of this Section 9.01 and (iv) increasing the Capital
                                 ------------
Limit or the Borrowing Limit or (v) reducing the Required Overcollateralization Percentage or the Minimum Overcollateralization Amount.

      SECTION 9.02  Notices, Etc.  All notices and other communications provided
                    -------------
for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy) and mailed, telexed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or specified in such party's Assignment and Acceptance or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of (a) notice by mail, five days after being deposited in the United States mails, first class postage prepaid, (b) notice by telex, when telexed against receipt of answerback, or (c) notice by facsimile copy, when verbal communication of receipt is obtained, except that notices and communications pursuant to Article
                                                                        -------
II shall not be effective until received.
--

      SECTION 9.03  No Waiver; Remedies.  No failure on the part of the Agent or
                    -------------------
the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      SECTION 9.04  Binding Effect; Assignability.  This Agreement shall be
                    -----------------------------
binding upon and inure to the benefit of the Borrower, the Agent, the Lender and their respective successors and permitted assigns. This Agreement and the Lender's rights and obligations hereunder and interest herein shall be assignable in whole or in part (including by way of the sale of participation interests therein) by the Lender and its successors and assigns. Neither the Borrower nor the Servicer may assign any of its rights and obligations hereunder or any interest herein without the prior written consent of the Lender and the Agent. The parties to each assignment or participation made pursuant to this
Section 9.04 shall execute and deliver to the Agent for its acceptance and
------------
recording in its books and records, an Assignment and Acceptance or a participation agreement or other transfer instrument reasonably satisfactory in form and substance to the Agent and the Borrower. Each such assignment or participation shall be effective as of the date specified in the applicable Assignment and Acceptance or other agreement or instrument only after the execution, delivery, acceptance and recording as described in the preceding sentence. The Agent shall notify the Borrower of any assignment or participation thereof made pursuant to this Section 9.04. The Lender may, in
                                            ------------
connection with any assignment or participation or any proposed assignment or participation pursuant to this Section 9.04, disclose to the assignee or
                               ------------
participant or proposed assignee or participant any information relating to the Borrower and the Pledged Assets furnished to the Lender by or on behalf of the Borrower or the Servicer.

      SECTION 9.05  Term of this Agreement.  This Agreement including, without
                    ----------------------
limitation, the Borrower's obligation to observe its covenants set forth in

Articles V and VI, and the Servicer's obligation to observe its covenants set
----------     --
forth in Article VI, shall remain in full force and effect until the Collection
         ----------
Date; provided, however, that the rights and remedies with respect to any breach
      --------  -------
of any representation and warranty made or deemed made by the Borrower pursuant to Articles III and IV and the indemnification and payment provisions of Article
   ------------     --                                                   -------
VIII and Article IX and the provisions of Section 9.08 and Section 9.09 shall be
----     ----------                       ------------     ------------
continuing and shall survive any termination of this Agreement.

      SECTION 9.06  Governing Law; Jury Waiver.  THIS AGREEMENT SHALL BE
                    --------------------------
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE INTERESTS OF THE LENDER IN THE PLEDGED RECEIVABLES, OR REMEDIES HEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER.

      SECTION 9.07  Costs, Expenses and Taxes.  (a)  In addition to the rights
                    -------------------------
of indemnification granted to the Agent, the Lender and its Affiliates under

Article VIII hereof, the Borrower agrees to pay on demand all reasonable costs
------------
and expenses of the Lender and the Agent incurred in connection with the preparation, execution, delivery, administration (including periodic auditing), or any waiver or consent issued in connection with, this Agreement and the other documents to be delivered hereunder or in connection herewith or incurred in connection with any amendment, waiver or modification of this Agreement and other documents to be delivered hereunder or in connection herewith that is necessary or requested by any of the Borrower, Funding, Fitch, Moody's or S&P or made necessary or desirable as a result of the actions of any regulatory, tax or accounting body affecting the Lender and its Affiliates, or which is related to an Event of Default including, without limitation, the reasonable fees and reasonable out-of-pocket expenses of counsel for the Agent and the Lender with respect thereto and with respect to advising the Agent and the Lender as to their respective rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith, and all costs and expenses, if any (including reasonable counsel fees and expenses), incurred by the Agent or the Lender in connection with the enforcement of this Agreement and the other documents to be delivered hereunder or in connection herewith.

      (b) The Borrower shall pay on demand any and all commissions of placement agents and dealers in respect of commercial paper notes issued to fund the Loans and any and all stamp, sales, excise and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement, the other documents to be delivered hereunder or any agreement or other document providing liquidity support, credit enhancement or other similar support to the Lender in connection with this Agreement or the funding or maintenance of Loans hereunder.

      (c) The Borrower shall pay on demand all other costs, expenses and taxes (excluding franchise and income taxes) incurred by any Issuer or any general or limited partner or shareholder of such Issuer ("Other Costs"), including,
                                                -----------
without limitation, the cost of auditing such Issuer's books by certified public accountants, the cost of rating such Issuer's commercial paper by independent financial rating agencies, the taxes (excluding franchise and income taxes) resulting from such Issuer's operations, and the reasonable fees and out-of-pocket expenses of counsel for the Issuer or any counsel for any general or limited partner or shareholder of the Issuer with respect to (i) advising such Person as to its rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith, (ii) the enforcement of this Agreement and the other documents to be delivered hereunder or in connection herewith and (iii) advising such Person as to the issuance of the Issuer's commercial paper notes to fund Loans and action in connection with such issuance.

      SECTION 9.08  No Proceedings.  Each of the Borrower, the Agent, the
                    --------------
Servicer and the Lender each hereby agrees that it will not institute against, or join any other Person in instituting against, any Issuer any proceedings of the type referred to in Section 7.01(f) so long as any commercial paper issued
                        ---------------
by such Issuer shall be outstanding or there shall not have elapsed one year and one day since the last day on which any such commercial paper shall have been outstanding.

      SECTION 9.09  Recourse Against Certain Parties.  No recourse under or with
                    --------------------------------
respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of the Lender as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any administrator of the Lender or any incorporator, affiliate, stockholder, officer, employee or director of the Lender or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the
                      -- ----- --------- ------ --- ----------
agreements of the Lender contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of the Lender, and that no personal liability whatsoever shall attach to or be incurred by any administrator of the Lender or any incorporator, stockholder, affiliate, officer, employee or director of the Lender or of any such administrator, as such, or any other them, under or by reason of any of the obligations, covenants or agreements of the Lender contained in this Agreement or in any other such instruments, documents or agreements, or which are implied therefrom, and that any and all personal liability of every such administrator of the Lender and each incorporator, stockholder, affiliate, officer, employee or director of the Lender or of any such administrator, or any of them, for breaches by the Lender of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement. The provisions of this Section 9.09 shall survive the termination of this Agreement.
     ------------

      SECTION 9.10  Execution in Counterparts; Severability; Integration.  This
                    ----------------------------------------------------
Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings other than the fee letters described in Section
                                                                       -------
2.09.
----

      SECTION 9.11  Tax Characterization.  Notwithstanding any provision of this
                    --------------------
Agreement, the parties hereto intend for the transactions effected hereunder to constitute a financing transaction for federal taxation purposes.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


THE BORROWER:                        WISCONSIN CIRCLE FUNDING
                                     CORPORATION


                                     By: [SIGNATURE APPEARS HERE]
                                        ------------------------------
                                        Title: Chief Executive Officer

                                     Attention:
                                     Facsimile No.:
                                     Telephone No.:


THE SERVICER:                        HCFP FUNDING, INC.


                                     By: [SIGNATURE APPEARS HERE]
                                        ------------------------------
                                        Title: Chief Executive Officer

                                     Facsimile No.:
                                     Telephone No.:


THE AGENT:                           ING BARING (U.S.) CAPITAL MARKETS, INC.


                                     By:___________________________
                                        Title:

                                     ING Baring (U.S.) Capital Markets, Inc.
                                     135 East 57th Street
                                     New York, New York  10022-2101
                                     Attention:  Joseph Weingarten
                                     Facsimile No.:           212/593-3362
                                     Confirmation No.:        212/409-0966

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


THE BORROWER:                        WISCONSIN CIRCLE FUNDING
                                     CORPORATION


                                     By:______________________________

                                        Title:

                                     Attention:
                                     Facsimile No.:
                                     Telephone No.:


THE SERVICER:                        HCFP FUNDING, INC.


                                     By:______________________________

                                        Title:

                                     Facsimile No.:
                                     Telephone No.:


THE AGENT:                           ING BARING (U.S.) CAPITAL MARKETS, INC.


                                     By: [SIGNATURE APPEARS HERE]
                                        ---------------------------------
                                        Title: Vice President

                                     ING Baring (U.S.) Capital Markets, Inc.
                                     135 East 57th Street
                                     New York, New York  10022-2101
                                     Attention:  Joseph Weingarten
                                     Facsimile No.:       212/593-3362
                                     Confirmation No.:    212/409-0966

THE LENDER:                          HOLLAND LIMITED SECURITIZATION, INC.

                                     By ING Baring (U.S.) Capital Markets, Inc.,
                                        as attorney-in-fact


                                     By: [SIGNATURE APPEARS HERE]
                                        --------------------------------
                                        Title: Vice President

                                     Holland Limited Securitization, Inc.
                                     c/o International Nederlanden (U.S.)
                                         Capital Markets, Inc.
                                     135 East 57th Street
                                     New York, New York  10022-2101
                                     Attention: Joseph Weingarten
                                     Facsimile No.:   212/593-3362
                                     Confirmation No.: 212/409-0966

                                     c/o Lord Securities Corporation
                                     2 Wall Street, 19th Floor
                                     New York, New York  10005
                                     Attention: Andrew L. Stidd
                                     Facsimile No.:  212/346-9008
                                     Telephone No.:  212/346-9012

                      PURCHASE AND CONTRIBUTION AGREEMENT




                          Dated as of December 5, 1996



                                    Between


                               HCFP FUNDING, INC.


                                   as Seller
                                   ---------


                                      and


                      WISCONSIN CIRCLE FUNDING CORPORATION


                                  as Purchaser
                                  ------------

                               TABLE OF CONTENTS
                               -----------------


                                                                            Page
                                                                            ----

                                   ARTICLE I

                                  DEFINITIONS
SECTION 1.1    Certain Defined Terms.........................................  1
               ---------------------
SECTION 1.2    Other Terms................................................... 12
               -----------

                                  ARTICLE II

               AMOUNTS AND TERMS OF PURCHASES AND CONTRIBUTIONS
SECTION 2.1    Facility...................................................... 13
               --------
SECTION 2.2    Purchase and Contribution of Transferred Assets............... 13
               -----------------------------------------------
SECTION 2.3    Collections................................................... 14
               -----------
SECTION 2.4    Settlement Procedures......................................... 14
               ---------------------
SECTION 2.5    Payments and Computations, Etc................................ 15
               ------------------------------

                                  ARTICLE III

                            CONDITIONS OF PURCHASES
SECTION 3.1    Conditions Precedent to Initial Purchase from the Seller...... 15
               --------------------------------------------------------
SECTION 3.2    Conditions Precedent to All Purchases......................... 16
               -------------------------------------

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES
SECTION 4.1    Representations and Warranties of the Seller.................. 17
               --------------------------------------------

                                   ARTICLE V

                                   COVENANTS
SECTION 5.1    Covenants of the Seller....................................... 20
               -----------------------
SECTION 5.2    Grant of Security Interest.................................... 25
               --------------------------
SECTION 5.3    Covenant of the Seller and the Purchaser...................... 25
               ----------------------------------------

                                  ARTICLE VI

                         ADMINISTRATION AND COLLECTION
SECTION 6.1    Designation of Servicer....................................... 26
               -----------------------

                                                                            Page
                                                                            ----
SECTION 6.2    Duties of Servicer............................................ 26
               ------------------
SECTION 6.3    Certain Rights of the Purchaser............................... 27
               -------------------------------
SECTION 6.4    Rights and Remedies........................................... 28
               -------------------
SECTION 6.5    Transfer of Records to Purchaser.............................. 29
               --------------------------------

                                  ARTICLE VII

                             EVENTS OF TERMINATION
SECTION 7.1    Events of Termination......................................... 29
               ---------------------

                                 ARTICLE VIII

                                INDEMNIFICATION
SECTION 8.1    Indemnities by the Seller..................................... 31
               -------------------------

                                  ARTICLE IX

                                 MISCELLANEOUS
SECTION 9.1    Amendments, Etc............................................... 33
               ---------------
SECTION 9.2    Notices, Etc.................................................. 33
               ------------
SECTION 9.3    Binding Effect; Assignability................................. 34
               -----------------------------
SECTION 9.4    Costs, Expenses and Taxes..................................... 34
               -------------------------
SECTION 9.5    No Proceedings................................................ 35
               --------------
SECTION 9.6    Confidential.................................................. 35
               ------------
SECTION 9.7    GOVERNING LAW................................................. 35
               -------------
SECTION 9.8    Third Party Beneficiary....................................... 35
               -----------------------
SECTION 9.9    Execution in Counterparts..................................... 35
               -------------------------

                                   ARTICLE X

                         PURCHASER LOANS TO THE SELLER
SECTION 10.1   Purchaser Loans............................................... 36
               ---------------
SECTION 10.2   Notices Relating to Loans..................................... 36
               -------------------------
SECTION 10.3   Disbursement of Loan Proceeds................................. 36
               -----------------------------
SECTION 10.4   Seller Note................................................... 36
               -----------
SECTION 10.5   Loan Repayments............................................... 37
               ---------------
SECTION 10.6   Interest...................................................... 37
               --------
SECTION 10.7   Time and Method of Payments................................... 37
               ---------------------------

EXHIBITS

EXHIBIT A   Form of Opinion of Counsel for the Seller
EXHIBIT B   Credit and Collection Policy
EXHIBIT C   Lock-Box Accounts
EXHIBIT D   Forms of Loan Agreement
EXHIBIT E   Form of Purchase Agreement
EXHIBIT F   Form of Subordination Agreement
EXHIBIT G   Form of Seller Note
EXHIBIT H   Form of Notice to Fleet

                      PURCHASE AND CONTRIBUTION AGREEMENT

                          Dated as of December 5, 1996

     HCFP FUNDING, INC., a Delaware corporation (the "Seller" and WISCONSIN
                                                      ------
CIRCLE FUNDING CORPORATION, a Delaware corporation (the "Purchaser"), agree as
                                                         ---------
follows:

     PRELIMINARY STATEMENTS. (1) Certain terms which are capitalized and used throughout this Agreement (in addition to those defined above) are defined in
Article I of this Agreement.

     (2) The Seller has Receivables that it wishes to sell to the Purchaser, and the Purchaser is prepared to purchase such Receivables on the terms set forth herein.

     (3) The Seller may also wish to contribute Receivables to the capital of the Purchaser on the terms set forth herein.

     NOW, THEREFORE, the parties agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

      SECTION 1.1  Certain Defined Terms.  As used in this Agreement, the
                   ---------------------
following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "Adjusted Net Realizable Value" means with respect to any Transferred
      -----------------------------
Receivable, (i) in the case of any Loan Receivable, the lesser of the loan balance outstanding under the applicable Loan Agreement or the Net Realizable Value of such Loan Receivable multiplied by the "Borrowing Base" percentage applicable to such Loan Receivable under the applicable Loan Agreement, or (ii) in the case of Purchased Receivables, the Net Realizable Value of such Purchased Receivable multiplied by the "Purchase Price" of such Purchased Receivable under the applicable Purchase Agreement.

     "Adverse Claim" means a lien, security interest, charge, encumbrance or
      -------------
other right or claim of any Person (other than, with respect to any Transferred Asset, (i) any lien, security interest, charge, encumbrance or other right or claim in favor of (x) the Purchaser or its assignee or (y) any Person who (1) prior to the date hereof has subordinated, in writing, its interest in such Transferred Asset to the interest of the Purchaser or its assignee therein pursuant to a written subordination in form and substance acceptable to the Purchaser and its assignee in their sole discretion or (2) after the date hereof subordinates its interest by means of a written subordination which is substantially similar to the agreement attached hereto as Exhibit F or (ii) which are Receivables owing from a Government Entity, the right of such Government Entity to offset against such Receivable, but only prior to the time such Government Entity actually offsets against such Receivable or notifies the applicable Health Care Provider or the Seller of its intent to do so.

     "Affiliate" when used with respect to a Person means any other Person
      ---------
controlling, controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Base Rate" means, on any date, a fluctuating rate of interest per annum
      ---------
equal to the arithmetic average of the rates of interest publicly announced by The Chase Manhattan Bank (National Association), Citibank, N.A. and Morgan Guaranty Trust Company of New York (or their respective successors) as their respective prime commercial lending rates (or, as to any such bank that does not announce such a rate, such bank's "base" or other rate determined by the Lender to be the equivalent rate announced by such bank), except that, if any such bank shall, for any period, cease to announce publicly its prime commercial lending (or equivalent) rate, the Agent shall, during such period, determine the "Base
                                                                          ----
Rate" based upon the prime commercial lending (or equivalent) rates announced
----
publicly by the other such banks or, if each such bank ceases to announce publicly its prime commercial lending (or equivalent) rate, based upon the prime commercial lending (or equivalent) rates announced publicly by other banks reasonably acceptable to the Seller. The prime commercial lending (or equivalent) rates used in computing the Base Rate are not intended to be the lowest rates of interest charged by such banks in connection with extensions of credit to debtors. The Base Rate shall change as and when such banks' prime commercial lending (or equivalent) rates change.

     "Batch Payoff Period" means the "Collection Period" applicable to a batch
      -------------------
of Receivables as specified in the Purchase Agreement pursuant to which such Receivables were sold to the Seller; provided, however, that such Batch Payoff Period shall under no circumstances be extended in a manner which is inconsistent with the Credit and Collection Policy.

     "Borrowing Limit" means $15,000,000.
      ---------------

     "Business Day" means a day of the year other than a Saturday or a Sunday on
      ------------
which banks are not authorized or required to close in New York City.

     "Collections" means, with respect to any Receivable, all cash proceeds in
      -----------
respect of such Receivable and all cash proceeds of Related Security with respect to such Receivable, and all funds deemed to have been received by the Seller or any other Person as a Collection pursuant to Section 2.4.

     "Contract" means each Loan Agreement and/or each Purchase Agreement, as
      --------
appropriate.

     "Contributed Receivable" has the meaning specified in Section 2.1.
      ----------------------

     "Credit and Collection Policy" means with respect to Receivables, those
      ----------------------------
credit and collection policies and practices of the Seller in effect on the date of this Agreement as annexed hereto as Exhibit B, as such policies and practices may hereafter be amended, modified or supplemented from time to time in compliance with this Agreement.

     "Debt" of any Person means (a) indebtedness of such Person for borrowed
      ----
money, (b) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) obligations of such Person to pay the deferred purchase price of property or services, (d) obligations of such Person as lessee under leases which shall have been, or should be, in accordance with GAAP, recorded as capital leases, (e) obligations secured by an Adverse Claim upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations and (f) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (a) through (e) above.
                                   -----------------------

     "Defaulted Receivables" means, as of any time of determination, (a) any
      ---------------------
Loan Receivable:

     (i) in respect of which any payment, or part thereof, of principal, interest or otherwise due and owing under the related Loan Agreement remains unpaid for more than 30 days after its due date;

     (ii) as to which the Health Care Provider pledging such Loan Receivable has taken the actions or is the subject of a proceeding of the type described in
Section 7.1(g); provided, that if the bankruptcy court presiding over any
                --------
bankruptcy proceeding referred to in Section 7.1(g) with respect to such Health Care Provider issues a judicial determination that such Loan Receivable is an allowed claim against such Healthcare Provider, such Loan Receivable shall not be a Defaulted Receivable to the extent payable as an allowed claim; provided,
                                                                     --------
further that if the bankruptcy court presiding over any bankruptcy proceeding
-------
referred to in Section 7.1(g) with respect to such Health Care Provider issues a judicial determination that any loan agreement entered into after commencement of such proceeding on substantially the same terms as the Loan Agreement is an allowed debtor-in-possession financing, such Loan Receivable shall not be a Defaulted Receivable in any respect;

     (iii) as to which the Health Care Provider pledging such Loan Receivable has suffered any material adverse change which affects its viability as an ongoing concern;

     (iv) which has been or should otherwise be written off by the Servicer in accordance with the Credit and Collection Policies;

     (v) for which the Servicer determines in good faith that the Payor will not continue remitting payments; or

     (vi) as to which the Payor thereof has taken the actions or is the subject of a proceeding of the type described in Section 7.1(g); and

     (b)   any Purchased Receivable:

           (i) that remains unpaid for more than 60 days past its applicable Batch Payoff Period;

           (ii) for which the Servicer determines in good faith that the Payor will not continue scheduled payments;

           (iii) as to which the Health Care Provider transferring such Purchased Receivable has taken the actions or is the subject of a proceeding of the type described in Section 7.1(g); provided, that if the bankruptcy court
                                      --------
presiding over any bankruptcy proceeding referred to in Section 7.1(g) with respect to such Health Care Provider issues a judicial determination that such Purchased Receivable is an allowed claim against such Health Care Provider, such Purchased Receivable shall not be a Defaulted Receivable to the extent payable as an allowed claim; provided, further that if the bankruptcy court presiding
                     --------  -------
over any bankruptcy proceeding referred to in Section 7.1(g) with respect to such Health Care Provider issues a judicial determination that any receivables purchase agreement entered into after commencement of such proceeding on substantially the same terms as the Purchase Agreement is an allowed debtor-in-possession financing, such Purchased Receivable shall not be a Defaulted Receivable;

           (iv) which would otherwise be written off in accordance with the Credit and Collection Policies;

           (v) as to which the Health Care Provider assigning such Purchased Receivable has suffered any material adverse change which affects its viability as an ongoing concern; or

           (vi) as to which the Payor thereof has taken the actions or is the subject of a proceeding of the type described in Section 7.1(g).

     "Delinquent Receivable" means, as of any time of determination, (i) any
      ---------------------
Purchased Receivable in respect of which any payment of principal, interest or otherwise, or part thereof, due and owing under the related Loan Agreement remains unpaid for more than the applicable Batch Payoff Period for such Receivable but less than 60 days beyond such Batch Payoff Period and (ii) any Loan Receivable in respect of which any payment, or part thereof, remains unpaid beyond its due date, but for no more than 30 days beyond its due date.

     "Dilution" means, with respect to any Receivable, the aggregate amount of
      --------
any reductions or adjustments in the Outstanding Balance of such Receivable as a result of any defective, rejected, returned, repossessed or foreclosed merchandise or services or any cash discount or other adjustment or setoff.

     "Eligible Receivable" means, at any time, a Receivable:
      -------------------

     (a) which is a liability of a Payor organized under the laws of any jurisdiction in the United States and having its principal office in the United States;

     (b) which is denominated and payable in United States dollars in the United States;

     (c) which is not a Delinquent Receivable or a Defaulted Receivable;

     (d) which was created through the provision of merchandise, goods or services by a Health Care Provider in the ordinary course of its business of delivering health care related services;

     (e) which satisfies in all material respects all applicable requirements of the Credit and Collection Policies;

     (f) (i) which represents the genuine, legal, valid and binding obligation in writing of a Payor enforceable by the holder thereof in accordance with its terms, (ii) in respect of which the holder of such Receivable is able to bring suit or otherwise enforce its remedies against such Payor through judicial process, and (iii) which has not, nor has the related Contract been satisfied, subordinated, rescinded or amended in any manner, subject to (x) any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the enforceability of creditors' rights generally, and (y) general equitable principles, whether applied in a proceeding at law or in equity;

     (g) which is not, nor is the related Contract, subject to any exercise of any right of rescission, set-off, recoupment, counterclaim or defense, whether arising out of transactions concerning the Receivable or otherwise which could render the amount collectable thereunder less than the Net Realizable Value thereof;

     (h) which prior to the transfer hereunder was owned by the Seller, free and clear of any Adverse Claim, and, after such transfer, such Receivable did not become subject to any Adverse Claim as a result of any action or inaction of the Seller or the applicable Health Care Provider (other than a lien granted hereunder or under the Holland Loan Agreement);

     (i) upon each sale or contribution hereunder, the Purchaser shall acquire a valid and perfected ownership interest in each Transferred Receivable and in the Related Security and Collections with respect thereto, free and clear of any Adverse Claim except as provided hereunder. No effective financing statement or other instrument similar in effect covering any Transferred Receivable or the Related Security or Collections with respect thereto shall at any time be on file in any recording office except such as may be filed in favor of (i) the agent relating to the Holland Loan Agreement, (ii) the Seller relating to the Purchase Agreement or the Loan Agreement, and (iii) the Purchaser relating to this Agreement;

     (j) which is entitled to be paid pursuant to the terms of the related Contract, has not been paid in full or been compromised, adjusted, extended, satisfied, subordinated, rescinded or modified, and is not subject to compromise, adjustment, extension, satisfaction, subordination, rescission, or modification by the related Health Care Provider or the Seller which could render the amount collectable thereunder less than the Net Realizable Value thereof;

     (k) in respect of which the related Health Care Provider has submitted all necessary documentation for payment of such Receivable to the Payor and has fulfilled all its other obligations in respect thereof;

     (l) which is an "account" or "general intangible" within the meaning of the UCC of the jurisdiction where the related Health Care Provider's, the Seller's and the Purchaser's chief executive office is located;


     (m) which does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, consumer protection, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and no party to the related Contract is in violation of any such law, rule or regulation which could have a material adverse effect on the collectibility of such Transferred Receivable, the value of such Transferred Receivable or the payment terms of such Transferred Receivable;

     (n) which does not arise from a transaction for which any additional performance by the related Health Care Provider or acceptance or other act of the Payor remains to be performed as a condition to any payments on such Transferred Receivable;

     (o) in respect of which there are no proceedings or investigations pending or threatened before any Government Entity (i) asserting the invalidity of such Transferred Receivable or the related Contract, (ii) asserting the bankruptcy or insolvency of the related Payor, (iii) seeking the payment of such Transferred Receivable or payment and performance of the related Contract or (iv) seeking any determination or ruling that might materially and adversely affect the validity or enforceability of such Transferred Receivable or the related Contract;

     (p) in which the interest of the Seller, if such Transferred Receivable is a Loan Receivable, (i) represents funds which have previously been disbursed or will be disbursed during the same day to a Health Care Provider, (ii) was acquired pursuant to documentation consistent with the Seller's standard loan administration and documentation policies and procedures, and (iii) is collateralized by Receivables of Health Care Providers which Receivables do not represent self-pay obligations of individual recipients of services from the related Health Care Providers;

     (q) in which the interest of the Seller, if such Transferred Receivable is a Purchased Receivable, (i) is a Receivable the purchase price of which has been disbursed or will be disbursed during the same day to a Health Care Provider,
(ii) was acquired pursuant to documentation consistent with the Seller's standard receivables purchase administration and documentation policies and procedures, and (iii) which does not represent self-pay obligations of individual recipients of services from the related Health Care Providers;

     (r) which, if such Transferred Receivable is a Loan Receivable, does not have a due date later than three (3) Years from the date of the related Loan Agreement;

     (s) which, if such Transferred Receivable is a Purchased Receivable, does not have a Batch Payoff Period longer than 180 days from the date the related invoice was generated;

     (t) which may not be modified or extended in any way in a manner inconsistent with the Credit and Collection Policy or the extension of the Batch Payoff Period;

     (u) the Medicare and Medicaid cost reports of the Health Care Provider which originated such Transferred Receivable for all cost reporting periods ending on or before the date of the last audited cost report have been examined and audited by (i), as to Medicaid, the applicable state agency or other HCFA-designated agents or agents of such state agency, charged with such responsibility or (ii), as to Medicare, the Medicare intermediary or other HCFA-designated agents charged with such responsibility; and there is no basis for any

Government Entity to assert an offset against each such Health Care Provider which could render the amount collectable thereunder less than the Net Realizable Value thereof;

     (v) the goods of services provided and reflected by such Transferred Receivable were received by the applicable patient;

     (w) the insurance policy, contract or other instrument obligating the Payor (who is not a Government Entity) to make payment with respect to such Transferred Receivable (i) does not contain any provision prohibiting the grant of a security interest in such payment obligation from the patient to the applicable Health Care Provider, from such Health Care Provider to the Seller, from the Seller to the Purchaser or from the Purchaser to the agent under the Holland Loan Agreement, (ii) has been duly authorized and, together with the applicable Transferred Receivable, constitutes the legal, valid and binding obligation of such Payor in accordance with its terms, (iii) together with the applicable Transferred Receivable, does not contravene in any material respect any requirement of law applicable thereto, and (iv) was in full force and effect and applicable to the patient at the time the goods or services constituting the basis for the Transferred Receivable were sold or performed; and

     (x) the insurance policy, contract or other instrument obligating a Government Entity to make payment with respect to such Transferred Receivable
(i) has been duly authorized and, together with the applicable Transferred Receivable, constitutes the legal, valid and binding obligation of the Government Entity in accordance with its terms, (ii) together with the applicable Transferred Receivable, does not contravene in any material respect any requirement of law applicable thereto, and (iii) was in full force and effect and applicable to the patient at the time the goods or services constituting the basis for the Transferred Receivable were sold or performed.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time, and the regulations promulgated and rulings issued thereunder.

     "Event of Termination" has the meaning specified in Section 7.1.
      --------------------

     "Facility" means the willingness of the Purchaser to consider making
      --------
Purchases of Receivables from the Seller from time to time pursuant to the terms of this Agreement.

     "Facility Termination Date" means the earliest of (i) the Program Maturity
      -------------------------
Date (as defined in the Holland Loan Agreement), (ii) the date of termination of the Facility pursuant to Section 7.1 and (iii) the date which the Seller designates by at least two Business Days' notice to the Purchaser.

     "Federal Funds Rate" means, for any period, a fluctuating interest rate per
      ------------------
annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Citibank, N.A. from three Federal funds brokers of recognized standing selected by it.

     "Fleet" means Fleet Capital Corporation, a Rhode Island corporation.
      -----

     "General Trial Balance" of the Seller on any date means a list of the
      ---------------------
Purchased Receivables owned by the Seller and Loan Receivables in which the Seller has a security interest (whether in the form of a computer printout, magnetic tape or diskette) on such date, listing Payors and the Receivables respectively owed by such Payors on such date together with the aged Outstanding Balances of such Receivables, in form and substance satisfactory to the Purchaser.

     "Government Entity" means the United States of America, any state, any
      -----------------
political subdivision of a state and any agency or instrumentality of the United States of America or any state or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government. Payments from Government Entities shall be deemed to include payments governed under the Social Security Act (42 U.S.C. 1395, et seq.), including payments under Medicare and Medicaid, and payments administered or regulated by HCFA.

     "Health Care Provider" means a Person whose primary business is to provide
      --------------------
health care services to individuals, and who finances receivables through the Seller pursuant to either a Loan Agreement or a Purchase Agreement.

     "HCFA" means the Health Care Financing Administrations of the United States
      ----
Department of Health and Human Services.

     "Holland Loan Agreement" means that certain Receivables Loan and Security
      ----------------------
Agreement, dated as of the date hereof, among the Purchaser, as borrower, the Seller, as servicer, Holland Limited Securitization, Inc., as lender, and ING Baring (U.S.) Capital Markets, Inc., as agent, as amended or restated from time to time.

     "Incipient Event of Termination" means an event that but for notice or
      ------------------------------
lapse of time or both would constitute an Event of Termination.

     "Indemnified Amounts" has the meaning specified in Section 8.1.
      -------------------

     "Loan Agreement" means each Loan and Security Agreement between the Seller
      --------------
and a Health Care Provider whereby the Seller makes loans to such Health Care Provider which loans are secured by an interest in Loan Receivables and which is either substantially in the form of the agreement annexed hereto as Exhibit D or in such other form as
                                            ---------
the Purchaser may approve.

     "Loan Receivables" means Receivables that have been granted as security for
      ----------------
loans made by the Seller pursuant to a Loan Agreement.

     "Lock-Box Bank" means any of the banks or other financial institutions
      -------------
holding one or more Lock-Box Accounts.

     "Lock-Box Account" has the meaning specified in Section 2.1.
      ----------------

     "Maturity Date" has the meaning specified in Section 10.4.
      -------------

     "Net Realizable Value" means with respect to any Transferred Receivable the
      --------------------
amount estimated by the Seller (at the time (i) of acquisition thereof by the Seller in the case of Purchased Receivables or (ii) such Receivable was granted to the Seller as security for loans made by the Seller in the case of Loan Receivables) to be the net collectable value of such Transferred Receivable, in its sole discretion in accordance with the Credit and Collection Policy.

     "Note" means a promissory note executed and delivered by a Health Care
      ----
Provider evidencing a loan made by the Seller (or a predecessor in interest thereof) pursuant to a Loan Agreement.

     "Outstanding Balance" of any Transferred Receivable at any time means the
      -------------------
Adjusted Net Realizable Value thereof, less all Collections received in respect of such Transferred Receivable.

     "Payor" means an Insurer or Government Entity, as applicable, obligated to
      -----
make payments under a Receivable.

     "Person" means an individual, partnership, corporation (including a
      ------
business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

     "Purchase" has the meaning in Section 2.1.
      --------

     "Purchase Agreement" means each Receivables Purchase and Sale Agreement
      ------------------
between the Seller and a Health Care Provider pursuant to which the Seller purchases Receivables from such Health Care Provider and which agreement is substantially in the form of Exhibit C hereto, or in such other form as the
                             ---------
Purchaser may approve.

     "Purchase Date" has the meaning specified in Section 2.1.
      -------------

     "Purchase Price" means, with respect to any Transferred Asset, an amount
      --------------
equal to the initial principal amount of the loan advanced or to be advanced to the Purchaser pursuant to the Holland Loan Agreement which is attributable to the pledge of such Transferred Assets by the Purchaser pursuant to the Holland Loan Agreement.

     "Purchased Receivables" means Receivables purchased from a Health Care
      ---------------------
Provider by the Seller pursuant to a Purchase Agreement.

     "Purchaser Loan" has the meaning specified in Section 10.1.
      --------------

     "Receivables" means the indebtedness (whether constituting an account,
      -----------
chattel paper, instrument or general intangible) arising from the provision of health care services by a Health Care Provider including all rights to reimbursement under any agreements with and payments from Payors and the right to payment of any interest or finance charges and other obligations with respect to such indebtedness, and all proceeds of the foregoing.

     "Related Security" means with respect to any Receivable:
      ----------------

     (a) any and all security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable;

     (b) all guarantees, indemnities, warranties, letters of credit, insurance policies and proceeds and premium refunds thereof and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable; provided, however, if any such guarantee, indemnity,
                            --------  -------
warranty, letter of credit insurance policy, agreement, or arrangement supporting or securing payment of such Receivables support or secure payment of any Receivable which is not a Transferred Receivable, only the portion supporting or securing the Transferred Receivables shall be Related Security;

     (c) the documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) relating to such Receivables and the related Payor;

     (d) all of the Seller's right and title to, interest in, and rights under, the Loan Agreement (and each related Note) or the Purchase Agreement relating to such Receivable to the extent that it relates to such Receivable and all UCC financing statements filed under or in connection therewith;

     (e) all liquidation proceeds from the Receivables; and

     (f) all proceeds of the foregoing.

     "Remittance Date" means the tenth day of each month, or if such date is not
      ---------------
a Business Day, the next succeeding Business Day.

     "Remittance Period" means, as to any Remittance Date, the period beginning
      -----------------
on the first day of the most recently ended calendar month and ending on the last day of the most recently ended calendar month. The initial Remittance Period shall begin on and shall end on dates mutually agreeable to the Seller and the Purchaser.

     "Seller Interest Rate" has the meaning specified in Section 10.4.
      --------------------

     "Seller Note" has the meaning specified in Section 10.6.
      -----------

     "Seller Report" means a report, in form and substance satisfactory to the
      -------------
Purchaser, furnished by the Servicer to the Purchaser pursuant to Section
6.2(b).

     "Servicer" means at any time the Person then authorized pursuant to Section
      --------
6.1 to service, administer and collect Transferred Receivables.

     "Servicer Fee" has the meaning specified in Section 6.3.
      ------------

     "Settlement Date" means the 10th day of each month (or if such day is not a
      ---------------
Business Day, the immediately succeeding Business Day); provided, however, that
                                                        --------  -------
following the occurrence of an Event of Termination, Settlement Dates shall occur on such days as are selected from time to time by the Purchaser or its designee in a written notice to the Servicer.

     "Sold Receivable" means a Receivable which the Seller has transferred and
      ---------------
assigned to the Purchaser and which, pursuant to the procedure described in
Section 2.1, has been identified as a Sold Receivable.

     "Transferred Assets" means those assets specified in Section 2.1 hereof.
      ------------------

     "Transferred Receivable" means a Sold Receivable or a Contributed
      ----------------------
Receivable.

     "UCC" means the Uniform Commercial Code as from time to time in effect in
      ---
the specified jurisdiction.

      SECTION 1.2  Other Terms. All accounting terms not specifically defined
                   -----------
herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

                                  ARTICLE II

               AMOUNTS AND TERMS OF PURCHASES AND CONTRIBUTIONS

          SECTION 2.1  Facility.  (a) On the terms and conditions hereinafter
                       --------
set forth and without recourse (except to the extent as is specifically provided herein), the Seller, from time to time during the period from the date hereof to the Facility Termination Date, hereby agrees to sell, assign, transfer and convey to the Purchaser, and the Purchaser hereby agrees to purchase from the Seller (each such purchase, a "Purchase"), all of the Seller's right, title and interest, from time to time, in and to (i) all Purchased Receivables and/or Loan Receivables of Health Care Providers identified by the Seller from time to time, together with all Related Security, including, without limitation, all Collections and other monies due and to become due to the Seller in respect of such Purchased Receivables or Loan Receivables and any security therefor received on or after the applicable date on which the assignment of the Purchased Receivables or Loan Receivables occurs (each a "Purchase Date"), (ii) all rights of the Seller in, to and under (but not any obligations or liabilities in respect of) each Loan Agreement and each Purchase Agreement relating to each Transferred Receivable including, without limitation, all monies due and to become due to the Borrower under or in connection therewith,
(iii) the Seller's right, tile and interest in and to any lockbox, concentration account or other bank or similar accounts (each a "Lock-Box Account") relating to the collection of Transferred Receivables (whether now existing or hereafter established) and all funds held therein and all income from the investment of funds therein in each case to the extent relating the Transferred Receivables, and (iv) all proceeds of the foregoing property described in clauses (i) through
(iii) above, including interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for or on account of the sale or other disposition of any or all of the then existing Transferred Receivables (the foregoing are referred to herein collectively as the "Transferred Assets").

          (b) The Seller hereby agrees to send notice in the form attached as Exhibit H hereto to Fleet (at the address indicated on such form) promptly upon the identification by the Seller pursuant to Section 2.1(a) of a Health Care Provider whose Receivables will be purchased hereunder and will require Fleet to acknowledge receipt of such notice.

          SECTION 2.2  Purchase and Contribution of Transferred Assets. The
                       -----------------------------------------------
Seller shall give the Purchaser at least one Business Day's notice of its request for the initial Purchase hereunder, and such request for the initial Purchase shall specify the date of such Purchase (which shall be a Business Day) and the Purchase Price to be paid in connection with such Purchase. On the Purchase Date, the Purchaser shall, upon satisfaction of the applicable conditions set forth in Article III, pay the Purchase Price in consideration for the Purchase of Transferred Assets on such Purchase Date by deposit of such amount in same day funds to the Seller's account designated by the Seller. To the extent the Transferred Assets have any value in excess of the Purchase Price therefor, such value shall be deemed a contribution by the Seller to the capital of the Purchaser as of the related Purchase Date. The Purchaser shall maintain accurate books records of the relative allocation of each Purchase of Transferred Assets as a sale and a capital contribution.

          SECTION 2.3  Collections.  (a)  On each Business Day, the Servicer
                       -----------
shall deposit or shall cause to be deposited into an account of the Purchaser or the Purchaser's assignee all Collections of Transferred Receivables then held by the Servicer.

          (b) Only Collections of Transferred Receivables shall be deposited into the account of the Purchaser or the Purchaser's assignee. Notwithstanding the foregoing, the deposit of Collections which are not Collections of Transferred Receivables into an account of the Purchaser or the Purchaser's assignee shall not constitute a default hereunder if (i) the Seller shall advise the Purchaser no later than five Business Days after such deposit of such deposit and, on the Business Day following such notice, the Purchaser shall remit, or shall cause to be remitted, all Collections so deposited which are identified, to the Purchaser's satisfaction, to be Collections of Receivables which are not Transferred Receivables to the Seller and (ii) such Collections not on account of Transferred Receivables at no time exceeded 10% of all Collections in such account at such time.

          SECTION 2.4  Settlement Procedures.  (a)  If on any day the
                       ---------------------
Outstanding Balance of any Sold Receivable is reduced, adjusted or cancelled as a result of any cash discount or other adjustment made by the Seller, or any set-off or dispute in respect of any claim by the Payor thereof against the Seller (whether such claim arises out of the same or a related transaction or an unrelated reaction but excluding adjustments, reductions or cancellations in
                       ---------
respect of such Payor's bankruptcy), the Seller shall be deemed to have received on such day a Collection of such Sold Receivable in the amount of such reduction or adjustment. The Seller shall pay to the Servicer on or prior to the next Settlement Date all amounts deemed to have been received pursuant to this subsection.

          (b) Upon discovery by the Seller or the Purchaser of a breach of any of the representations and warranties made by the Seller in Section 4.1(j) with respect to any Transferred Receivable, such party shall give prompt written notice thereof to the other party, as soon as practicable and in any event within three Business Days following such discovery and the Seller shall be deemed to have received on such day a Collection of such Transferred Receivable in full. The Seller shall pay to the Servicer on or prior to the next Settlement Date all amounts deemed to have been received pursuant to this subsection.

          (c) Except as stated in subsection (a) or (b) of this Section 2.4 or as otherwise required by law or the underlying Contract, all Collections from a Payor of any Transferred Receivable shall be applied to the Receivables of such Payor in the order of the age of such Receivables, starting with the oldest such Receivable, unless such Payor designates its payment for application to specific Receivables.

          SECTION 2.5  Payments and Computations, Etc.  (a)  All amounts to be
                       ------------------------------
paid or deposited by the Seller or the Servicer hereunder shall be paid or deposited no later than 11:00 A.M. (New York City time) on the day when due in same day funds to the Purchaser's account designated from time to time in writing by the Purchaser.

          (b) The Seller shall, to the extent permitted by law, pay to the Purchaser interest on any amount not paid or deposited by the Seller (whether as Servicer or otherwise) when due hereunder at an interest rate per annum equal to 2% per annum above the Base Rate, payable on demand.

          (c) All computations of interest and all computations of fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed. Whenever any payment or deposit to be made hereunder shall be due on a day other than a Business Day, such payment or deposit shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of such payment or deposit.

                                 ARTICLE III

                            CONDITIONS OF PURCHASES

          SECTION 3.1  Conditions Precedent to Initial Purchase from the Seller.
                       --------------------------------------------------------
The initial Purchase of Receivables from the Seller hereunder is subject to the conditions precedent that the Purchaser shall have received on or before the date of such Purchase the following, each (unless otherwise indicated) dated such date, in form and substance satisfactory to the Purchaser:

          (a) Certified copies of the resolutions of the Board of Directors of the Seller approving this Agreement and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement.

          (b) A certificate of the Secretary or Assistant Secretary of the Seller certifying the names and true signatures of the officers of the Seller authorized to sign this Agreement and the other documents to be delivered by it hereunder.

          (c) Executed financing statements, in form suitable for filing, naming the Seller as the debtor and the Purchaser as the secured party, or other similar instruments or documents, as the Purchaser may deem necessary or desirable under the UCC of all appropriate jurisdictions or other applicable law to perfect the Purchaser's ownership of and security interest in the Transferred Assets.

          (d) Evidence of the filing of, or duly executed in form suitable for filing, proper financing statements, if any, necessary (x) to release all Adverse Claims or (y) to subordinate all security interests which do not constitute Adverse Claims, in each case, of any Person in the Transferred Assets previously granted by the Seller.

          (e) Completed requests for information, dated on or before the date of such initial Purchase, listing all other effective financing statements filed in the jurisdictions referred to in subsection (c) above that name the Seller as debtor, together with copies of such other financing statements (none of which shall cover any Transferred Receivables, Contracts or Related Security).

          (f) A favorable opinion of Battle Fowler LLP, counsel for the Seller, substantially in the form of Exhibit A hereto, and as to such other matters as the Purchaser may reasonably request.

          (g) Evidence that each entity holding a Lock-Box Account has been notified of the Purchase of the Transferred Assets by the Purchaser and has been directed and has agreed in writing to remit funds payable from such Lock-Box Account to the Purchaser or its assignee.

          SECTION 3.2  Conditions Precedent to All Purchases.  Each Purchase
                       -------------------------------------
(including the initial Purchase) hereunder shall be subject to the further conditions precedent that:

          (a) with respect to any such Purchase, on or prior to the date of such Purchase, the Seller shall have delivered to the Purchaser, (i) if requested by the Purchaser, the Seller's General Trial Balance (which if in magnetic tape or diskette format shall be compatible with the Purchaser's computer equipment) as of a date not more than 31 days prior to the date of such Purchase, and (ii) a written report identifying, among other things, the Receivables to be included in such Purchase and the then outstanding Sold Receivables and the aged balance thereof, in each case correlated to Purchases;

          (b) with respect to any such Purchase, on or prior to the date of such Purchase, the Seller shall have delivered to the Purchaser, in form and substance satisfactory to the Purchaser, a completed Seller Report for the most recently ended reporting period for which information is required pursuant to Section 6.2(b) and containing such additional information as may reasonably be requested by the Purchaser;

          (c) the Seller shall have marked its master data processing records and, at the request of the Purchaser, each Contract giving rise to Sold Receivables and all other relevant records evidencing the Receivables which are the subject of such

     Purchase with a legend, acceptable to the Purchaser, stating that the Seller's interest in such Receivables, the Related Security and Collections with respect thereto, have been sold and assigned in accordance with this Agreement; and

          (d) on the date of such Purchase the following statements shall be true (and the Seller, by accepting the amount of such Purchase, shall be deemed to have certified that):

                  (i)   The representations and warranties contained in Section
          4.1 are correct on and as of the date of such Purchase as though made on and as of such date,

                 (ii) No event has occurred and is continuing, or would result from such Purchase, that constitutes an Event of Termination or would constitute an Incipient Event of Termination and

                (iii) The Purchaser shall not have delivered to the Seller a notice that the Purchaser shall not make any further Purchases hereunder; and

          (e) the Purchaser shall have received such other approvals, opinions or documents as the Purchaser may reasonably request.


                                 ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

      SECTION 4.1   Representations and Warranties of the Seller.  The Seller
                    --------------------------------------------
represents and warrants as follows:

          (a) The Seller is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware and is duly qualified to do business, and is in good standing, in every jurisdiction where the nature of its business requires it to be so qualified, unless the failure to so qualify would not have a material adverse effect on (i) the interests of the Purchaser hereunder, (ii) the collectibility of the Transferred Receivables, or (iii) the ability of the Seller or the Servicer to perform their respective obligations hereunder.

          (b) The execution, delivery and performance by the Seller of this Agreement and the other documents to be delivered by it hereunder, including the Seller's sale and contribution of Receivables hereunder and the Seller's use of the proceeds of Purchases, (i) are within the Seller's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) do not contravene (1) the Seller's charter or by-
laws, (2) any law, rule or regulation applicable to the Seller, (3) any contractual restriction binding on or affecting the Seller or its property or
(4) any order, writ, judgment, award, injunction or decree binding on or affecting the Seller or its property, and (iv) do not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties (except for the transfer of the Seller's interest in the Transferred Receivables pursuant to this Agreement). This Agreement has been duly executed and delivered by the Seller.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Seller of this Agreement or any other document to be delivered thereunder.

          (d) This Agreement constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except to the extent enforceability may be effected or limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws generally affecting creditors' rights and by equitable principals.

          (e) Sales and contributions made pursuant to this Agreement will constitute a valid sale, transfer, and assignment of the Transferred Receivables to the Purchaser, enforceable against creditors of, and purchasers from, the Seller. The Seller shall have no remaining property interest in any Transferred Receivable.

          (f) The consolidated balance sheets of the parent of the Seller and its subsidiaries as at December 31, 1996, and the related statements of income and retained earnings of the Seller and its subsidiaries for the fiscal year then ended, copies of which have been furnished to the Purchaser, fairly present the financial condition of the Seller and its subsidiaries as at such date and the results of the operations of the Seller and its subsidiaries for the period ended on such date, all in accordance with generally accepted accounting principles consistently applied, and since December 31, 1996 there has been no material adverse change in the business, operations, property or financial or other condition of the Seller.

          (g) There is no pending or threatened action or proceeding affecting the Seller or any of its subsidiaries before any court, governmental agency or arbitrator which may materially adversely affect the financial condition or operations of the Seller or any of its subsidiaries or the ability of the Seller to perform its obligations under this Agreement, or which purports to affect the legality, validity or enforceability of this Agreement.

          (h) No proceeds of any Purchase will be used to acquire any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934.

          (i) No transaction contemplated hereby requires compliance with any bulk sales act or similar law.

          (j) Each Transferred Receivable is an Eligible Receivable, and prior to its sale or contribution hereunder the Seller owns each Purchased Receivable and has a first priority perfected security interest in each Loan Receivable free and clear of any Adverse Claim (other than any Adverse Claim arising solely as the result of any action taken by the Purchaser). When the Purchaser makes a Purchase it shall acquire valid and perfected first priority ownership of each Sold Receivable and the Related Security and Collections with respect thereto free and clear of any Adverse Claim (other than any Adverse Claim arising solely as the result of any action taken by the Purchaser), and no effective financing statement or other instrument similar in effect covering any Transferred Receivable, any interest therein, the Related Security or Collections with respect thereto is on file in any recording office except such as may be filed in favor of the Purchaser or its assigns in accordance with this Agreement.

          (k) Each Seller Report (if prepared by the Seller, or to the extent that information contained therein is supplied by the Seller), information, exhibit, financial statement, document, book, record or report furnished or to be furnished at any time by the Seller to the Purchaser in connection with this Agreement is or will be accurate in all material respects as of its date or (except as otherwise disclosed to the Purchaser at such time) as of the date so furnished, and no such document contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

          (l) The principal place of business and chief executive office of the Seller and the office where the Seller keeps its records concerning the Transferred Receivables are located at the address or addresses referred to in
Section 5.1(b).

          (m) Each Lock-Box Account (including the identity and address of the entity holding each Lock-Box Account) is identified on Exhibit C hereto, together with the account numbers of the Lock-Box Accounts (as the same may be updated from time to time pursuant to Section 5.1(h)).

          (n) Except as set forth on Schedule 4.01 (h), the Seller is not known by and does not use any tradename or doing-business-as name.

          (o) With respect to any programs used by the Seller in the servicing of the Receivables, no sublicensing agreements are necessary in connection with the designation of a new Servicer pursuant to Section 6.1 (b) so that such new Servicer shall have the benefit of such programs (it being
                                                                -- -----
     understood that, however, the Servicer, if other than the Seller, shall be
     ---------- ----
     required to be bound by a confidentiality agreement reasonably acceptable to the Seller).

          (p) The transfers of Transferred Receivables by the Seller to the Purchaser pursuant to this Agreement, and all other transactions between the Seller and the Purchaser, have been and will be made in good faith and without intent to hinder, delay or defraud creditors of the Seller.

          (q) If less than all of the Receivables of the Seller have been transferred to the Purchaser pursuant to this Agreement, no selection procedure was utilized by the Seller in selecting the Transferred Receivables to be transferred to the Purchaser hereunder which is adverse to the interests of the Purchaser or would reasonably be expected to result in the Transferred Receivables containing a higher percentage of Defaulted Receivables than the percentage of Defaulted Receivables in the Receivables retained by the Seller.


                                   ARTICLE V

                                   COVENANTS

          SECTION 5.1    Covenants of the Seller.  From the date hereof until
                         -----------------------
the first day following the Facility Termination Date on which all of the Transferred Receivables are either collected in full or become Defaulted
Receivables:

          (a) Compliance with Laws, Etc.  The Seller will comply in all material
               --------------------------
     respects with all applicable laws, rules, regulations and orders and preserve and maintain its corporate existence, rights, franchises, qualifications and privileges except to the extent that the failure so to comply with such laws, rules and regulations or the failure so to preserve and maintain such existence, rights, franchises, qualifications, and privileges would not materially adversely affect the collectibility of the Transferred Receivables or the ability of the Seller to perform its obligations under this Agreement.

          (b) Offices, Records and Books of Account.  The Seller will keep its
              -------------------------------------
     principal place of business and chief executive office and the office where it keeps its records concerning the Transferred Receivables at the address of the Seller set forth under its name on the signature page to this Agreement or, upon 30 days' prior written notice to the Purchaser, at any other locations in jurisdictions where all actions required by Section 5.1(j) shall have been taken and completed. The Seller also will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Transferred Receivables and related Contracts in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Transferred Receivables (including, without limitation, records adequate to permit the daily identification of each new Transferred Receivable and all Collections of and adjustments to each existing Transferred Receivable). The Seller shall make a notation in its books and records, including its computer files, to indicate which Receivables have been sold or contributed to the Purchaser hereunder.

          (c) Performance and Compliance with Contracts and Credit and
              --------------------------------------------------------
     Collection Policy. The Seller will, at its expense, timely and fully
     -----------------
     perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Transferred Receivables, and timely and fully comply in all material respects with the Credit and Collection Policy in regard to each Transferred Receivable and the related Contract.

          (d) Sales, Liens, Etc.  Except for the sales and contributions of
              -----------------
     Receivables contemplated herein, the Seller will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any Transferred Receivable, Related Security, related Contract or Collections, or upon or with respect to any account to which any Collections of any Transferred Receivable are sent, or assign any right to receive income in respect thereof.

          (e) Extension or Amendment of Transferred Receivables.  Except as
              -------------------------------------------------
     provided in Section 6.2(c), the Seller will not extend, amend or otherwise modify the terms of any Transferred Receivable, or amend, modify or waive any term or condition of any Contract related thereto in a manner inconsistent with the Credit and Collection Policy.

          (f) Change in Business or Credit and Collection Policy.  The Seller
              --------------------------------------------------
     will not make any change in the character of its business or in the Credit and Collection Policy that would, in either case, materially adversely affect the collectibility of the Transferred Receivables or the ability of the Seller to perform its obligations under this Agreement.

          (g) Audits.  The Seller will, from time to time during regular
              ------
     business hours as requested by the Purchaser or its assigns, permit the Purchaser, or its agents, representatives or assigns, (i) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of the Seller relating to Transferred Receivables and the Related Security, including, without limitation, the related Contracts, and (ii) to visit the offices and properties of the Seller for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to Transferred Receivables and the Related Security or the Seller's performance hereunder or under the Contracts with any of the officers or employees of the Seller having knowledge of such matters.

          (h) Change in Payment Instructions to Payors.  The Seller will not
              ----------------------------------------
     add or terminate any bank or bank account as a Lock-Box Bank or Lock-Box Account from those listed in Exhibit E to this Agreement, or make any change in its instructions to Payors regarding payments to be made to any Lock-Box Bank, unless the Purchaser shall have received notice of such addition, termination or change (including an updated Exhibit E) and executed copies of agreements with each new Lock-Box Bank or with respect to each new Lock-Box Account.

          (i) Deposits to Lock-Box Accounts.  The Seller will deposit, or cause
              -----------------------------
     to be deposited, all Collections of Transferred Receivables (other than Collections received from a Government Entity) into Lock-Box Accounts, and the Seller will not deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lock-Box Account cash or cash proceeds other than Collections of Transferred Receivables.

          (j) Further Assurances.  (i) The Seller agrees from time to time, at
              ------------------
     its expense, promptly to execute and deliver all further instruments and documents, and to take all further actions, that may be necessary or desirable, or that the Purchaser or its assignee may reasonably request, to perfect, protect or more fully evidence the sale and contribution of Receivables under this Agreement, or to enable the Purchaser or its assignee to exercise and enforce its respective rights and remedies under this Agreement. Without limiting the foregoing, the Seller will, upon the request of the Purchaser or its assignee, (A) execute and file such financing or continuation statements, or amendments thereto, and such other instruments and documents, that may be necessary or desirable to perfect, protect or evidence such Transferred Receivables; and (B) deliver to the Purchaser copies of all Contracts relating to the Transferred Receivables and all records relating to such Contracts and the Transferred Receivables, whether in hard copy or in magnetic tape or diskette format (which if in magnetic tape or diskette format shall be compatible with the Purchaser's computer equipment).

               (ii) The Seller authorizes the Purchaser or its assignee to file financing or continuation statements, and amendments thereto and assignments thereof, relating to the Transferred Receivables and the Related Security, the related Contracts and the Collections with respect thereto without the signature of the Seller where permitted by law. A photocopy or other reproduction of this Agreement shall be sufficient as a financing statement where permitted by law.

              (iii) The Seller shall perform its obligations under the Contracts related to the Transferred Receivables to the same extent as if the Transferred Receivables had not been sold or transferred.

          (k) Reporting Requirements.  The Seller will provide to the Purchaser
              ----------------------
     the following:

                (i) as soon as available and no later than 45 days after the end of each of the first three quarterly fiscal periods in each fiscal year of the Seller:

              (A) a consolidated balance sheet of the Seller and its consolidated subsidiaries as of the end of such quarter in each case setting forth in comparative form the corresponding figures for the most recent year-end for which an audited balance sheet has been prepared (subject to normal year-end adjustments), together with any related notes required in order to provide necessary disclosure in accordance with generally accepted accounting principles; and

              (B) consolidated statements of income, stockholders' equity and cash flow of the Seller and its consolidated subsidiaries, for that quarter and for the portion of the fiscal year ending with such quarter, in each case setting forth in comparative form the corresponding figures for the comparable period one year prior thereto (subject to normal year-end adjustments), together with any related notes required in order to provide necessary disclosures in accordance with generally accepted accounting principles, accompanied by a certificate signed by the financial vice president, treasurer, chief financial officer or controller of the Seller stating that such financial statements present fairly the financial condition and results of operations of the companies being reported upon and have been prepared in accordance with generally accepted accounting principles, consistently applied.

               (ii) as soon as available and no later than 105 days after the end of each fiscal year of the Seller:

              (A) a consolidated balance sheet of the Seller and its consolidated subsidiaries, all as of the end of the fiscal year; and

              (B) consolidated statements of income, stockholders' equity and cash flow of the Seller and its consolidated subsidiaries, for that fiscal year; setting forth in each case in comparative form the figures for the previous fiscal year and accompanied by an opinion of a firm of independent certified public accountants of recognized standing acceptable to the Purchaser stating that such financial statements present fairly the financial condition of the companies being reported upon and have been prepared in accordance with generally accepted accounting principles consistently applied (except for changes in application in which such accountants concur).

              (iii) as soon as possible and in any event within five days after the occurrence of each Event of Termination or Incipient Event of Termination, a statement of the chief financial officer of the Seller setting forth details of such Event of Termination or Incipient Event of Termination and the action that the Seller has taken and proposes to take with respect thereto;

               (iv) promptly after the sending or filing thereof, copies of all reports that the Seller sends to any of its securityholders, and copies of all reports and registration statements that the Seller or any subsidiary files with the Securities and Exchange Commission or any national securities exchange;

                (v) promptly after the filing or receiving thereof, copies of all reports and notices that the Seller or any Affiliate files under ERISA with the Internal Revenue Service or the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or that the Seller or any Affiliate receives from any of the foregoing or from any multiemployer plan (within the meaning of Section 4001 (a)(3) of ERISA) to which the Seller or any Affiliate is or was, within the preceding five years, a contributing employer, in each case in respect of the assessment of withdrawal liability or an event or condition which could, in the aggregate, result in the imposition of liability on the Seller and/or any such Affiliate in excess of $1,000,000.

               (vi) at least ten Business Days prior to any change in the Seller's name, a notice setting forth the new name and the effective date thereof;

              (vii) concurrently with the delivery of each Seller Report by the Servicer, a statement as to whether or not all of the Receivables under all Contracts arising during the immediately preceding month have been transferred by the Seller to the Purchaser and, if less than all of such Receivables have been transferred, a summary of those Receivables not transferred; and

             (viii) such other information respecting the Transferred Receivables or the condition or operations, financial or otherwise, of the Seller as the Purchaser may from time to time reasonably request.

         (l) Separate Conduct of Business.  The Seller will:  (i) maintain
             ----------------------------
     separate corporate records and books of account from those of the Purchaser; (ii) conduct its business from an office separate from that of the Purchaser; (iii) ensure that all oral and written communications, including without limitation, letters, invoices, purchase orders, contracts, statements and applications, will be made solely in its own name; (iv) have stationery and other business forms and a mailing address and a telephone number separate from those of the Purchaser; (v) not hold itself out as having agreed to pay, or as being liable for, the obligations of the Purchaser; (vi) not engage in any transaction with the Purchaser except as contemplated by this Agreement or as permitted by the Holland Loan Agreement; (vii) continuously maintain as official records the resolutions, agreements and other instruments underlying the transactions contemplated by this Agreement; and (viii) disclose on its annual financial statements
     (A) the effects of the transactions contemplated by this Agreement in accordance with generally accepted accounting principles and (B) that the assets of the Purchaser are not available to pay its creditors.

         (m) The Seller shall take all steps necessary to ensure that (i) none of its Affiliates engages primarily in the business of purchasing Receivables of Health Care Providers or making loans to Health Care Providers secured by the Receivables thereof and (ii) any such business formerly conducted by an Affiliate of the Seller shall be conducted by the Seller on and after the date hereof.

         (n) Delivery of Notes.  The Seller shall deliver each Note executed by
             -----------------
     a Health Care Provider pursuant to a Loan Agreement as follows (i) in the case of Notes executed on or prior to the date hereof, to the Purchaser (or its assignee) on or prior to the date hereof and (ii) in the case of Notes executed after the date hereof, to the Purchaser (or its assignee) no later than the Business Day following execution and delivery of any such Note to the Seller; it being agreed and understood by the parties hereto that (i) each such Note delivered shall have been duly endorsed and pledged by the Seller to the Purchaser.

          SECTION 5.2    Grant of Security Interest.  To secure all obligations
                         --------------------------
of the Seller arising in connection with this Agreement, and each other agreement entered into in connection with this Agreement, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent, including, without limitation, Indemnified Amounts, payments on account of Collections received or deemed to be received, and any other amounts due the Purchaser hereunder, the Seller hereby assigns and grants to Purchaser a security interest in all of the Seller's right, title and interest now or hereafter existing in, to and under all Receivables which do not constitute Transferred Receivables, the Related Security and all Collections with regard thereto. The Purchaser hereby acknowledges that the foregoing security interest shall be subject and subordinate to the security interest in such assets in the favor of Fleet Bank.

          SECTION 5.3    Covenant of the Seller and the Purchaser.  The Seller
                         ----------------------------------------
and the Purchaser have structured this Agreement with the intention that each Purchase of Receivables hereunder be treated as a sale of such Receivables by the Seller to the Purchaser for all purposes. The Seller and the Purchaser shall record each Purchase as a sale or purchase, as the case may be, on its books and records, and reflect each Purchase in its financial statements and tax returns as a sale or purchase, as the case may be. In the event that, contrary to the mutual intent of the Seller and the Purchaser, any Purchase of Receivables hereunder is not characterized as a sale, the Seller shall, effective as of the date hereof, be deemed to have granted (and the Seller hereby does grant) to the Purchaser a first priority security interest in and to any and all Receivables and the proceeds thereof to secure the repayment of all amounts advanced to the Seller hereunder with accrued interest thereon, and this Agreement shall be deemed to be a security agreement.


                                 ARTICLE VI

                         ADMINISTRATION AND COLLECTION

          SECTION 6.1    Designation of Servicer.  The servicing, administration
                         -----------------------
and collection of the Transferred Receivables shall be conducted by such Person (the "Servicer") so designated hereunder from time to time. The Seller is hereby
      --------
designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof and the parties hereto agree and acknowledge that the Seller shall act as Servicer hereunder until the occurrence of an Event of Default under the Holland Loan Agreement. Upon the occurrence of an event of default under the Holland Loan Agreement, the Seller agrees that, upon notice to the Seller from the Purchaser or its designee, the Seller will terminate its activities as Servicer hereunder in a manner which the Purchaser (or its designee) believes will facilitate the transition of the performance of such activities to the new Servicer, and the Seller shall use its best efforts to assist the Purchaser (or its designee) to take over the servicing, administration and collection of the Transferred Receivables, including, without limitation, providing access to and copies of all computer tapes or disks and other documents or instruments that evidence or relate to Transferred Receivables maintained in its capacity as Servicer and access to all employees and officers of the Seller responsible with respect thereto. The Purchaser at any time after giving such notice may designate as Servicer any Person (including itself) to succeed the Seller or any successor Servicer, if such Person shall consent and agree to the terms hereof. The Servicer may, with the prior written consent of the Purchaser, subcontract with any other Person for the servicing, administration or collection of Transferred Receivables. Any such subcontract shall not affect the Servicer's liability for performance of its duties and obligations pursuant to the terms hereof.

          SECTION 6.2    Duties of Servicer.  (a)  The Servicer shall take or
                         ------------------
cause to be taken all such actions as may be necessary or advisable to collect each Transferred Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy. The Purchaser hereby appoints the Servicer, from time to time designated pursuant to Section 6.1, as agent to enforce its ownership and other rights in the Transferred Receivables, the Related Security and the Collections with respect thereto. In performing its duties as Servicer, the Servicer shall exercise the same care and apply the same policies as it would exercise and apply if it owned the Transferred Receivables and shall act in the best interests of the Purchaser and its assignees.

          (b) On the third Business Day prior to each Remittance Date, the Servicer shall prepare and forward to the Purchaser (i) a Seller Report, relating to all then outstanding Transferred Receivables, and the Related Security and Collections with respect thereto, in each case, as of the close of business of the Servicer on the last day of the immediately preceding Remittance Period, and (ii) if requested by the Purchaser, a listing by Payor of all Transferred Receivables correlating Sold Receivables and Purchases, together with an aging report of such Transferred Receivables.

          (c) The Seller shall deliver to the Servicer, and the Servicer shall hold in trust for the Seller and the Purchaser in accordance with their respective interests, all documents, instruments and records (including, without limitation, computer tapes or disks) which evidence or relate to Transferred Receivables.

          (d) The Servicer shall as soon as practicable following receipt turn over to the Seller or deposit directly to the Lock-Box Account designated by the Seller any cash collections or other cash proceeds received with respect to Receivables not constituting Transferred Receivables, less, in the event the Seller is not the Servicer, all reasonable and appropriate out-of-pocket costs and expenses of the Servicer of servicing, collecting and administering the Receivables to the extent not covered by the Servicer Fee received by it.

          (e) The Servicer also shall perform the other obligations of the "Servicer" set forth in this Agreement with respect to the Transferred Receivables.

          (f) The Servicer shall be paid a servicing fee in consideration of the performance of its duties hereunder, which servicing fee shall be in the amount and payable at the times and in the priority specified in the Holland Loan Agreement.

          SECTION 6.3    Certain Rights of the Purchaser.  (a)  The Purchaser
                         -------------------------------
may, at any time, give notice of ownership and/or direct the Payors of Transferred Receivables and any Person obligated on any Related Security, or any of them, that payment of all amounts payable under any Transferred Receivable shall be made directly to the Purchaser or its designee. The Seller hereby transfers to the Purchaser (and its assigns and designees) the exclusive ownership and control of the Lock-Box Accounts maintained by the Seller for the purpose of receiving Collections.

          (b) The Seller shall, at any time upon the Purchaser's request and at the Seller's expense, give notice of such ownership to each Payor of Transferred Receivables and direct that payments of all amounts payable under such Transferred Receivables be made directly to the Purchaser or its designee.

          (c) At the Purchaser's request and at the Seller's expense, the Seller and the Servicer shall (A) assemble all of the documents, instruments and other records (including, without limitation, computer tapes and disks) that evidence or relate to the Transferred Receivables, and the related Contracts and Related Security, or that are otherwise necessary or desirable to collect the Transferred Receivables, and shall make the same available to the Purchaser at a place selected by the Purchaser or its designee, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Transferred Receivables in a manner acceptable to the Purchaser and, promptly upon receipt, remit all such cash, checks and instruments, duly indorsed or with duly executed instruments of transfer, to the Purchaser or its designee. The Purchaser shall also have the right to make copies of all such documents, instruments and other records at any time.

          (d) The Seller authorizes the Purchaser to take any and all steps in the Seller's name and on behalf of the Seller that are necessary or desirable, in the determination of the Purchaser, to collect amounts due under the Transferred Receivables, including, without limitation, endorsing the Seller's name on checks and other instruments representing Collections of Transferred Receivables and enforcing the Transferred Receivables and the Related Security and related Contracts.

          SECTION 6.4    Rights and Remedies.  (a)  If the Seller or the
                         -------------------
Servicer fails to perform any of its obligations under this Agreement, the Purchaser may (but shall not be required to) itself perform, or cause performance of, such obligation, and, if the Seller (as Servicer or otherwise) fails to so perform, the costs and expenses of the Purchaser incurred in connection therewith shall be payable by the Seller as provided in Section 8.1 or Section 9.4 as applicable.

          (b) The Seller shall perform all of its obligations under the Contracts related to the Transferred Receivables to the same extent as if the Seller had not sold or contributed Receivables hereunder and the exercise by the Purchaser of its rights hereunder shall not relieve the Seller from such obligations or its obligations with respect to the Transferred Receivables. The Purchaser shall not have any obligation or liability with respect to any Transferred Receivables or related Contracts, nor shall the Purchaser be obligated to perform any of the obligations of the Seller thereunder.

          (c) The Seller shall cooperate with the Servicer (if other than the Seller) in collecting amounts due from Payors in respect of the Transferred Receivables.

          (d) The Seller hereby grants to Servicer an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of the Seller all steps necessary or advisable to endorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by the Seller or omitted or received by Purchaser (whether or not from the Seller) in connection with any Transferred Receivable.

          SECTION 6.5  Transfer of Records to Purchaser.  Each Purchase and
                       --------------------------------
contribution of Receivables hereunder shall include the transfer to the Purchaser of all of the Seller's right and title to and interest in the records relating to such Receivables and shall include an irrevocable non-exclusive license to the use of the Seller's computer software system to access and create such records. Such license shall be without royalty or payment of any kind, is coupled with an interest, and shall be irrevocable until all of the Transferred Receivables are either collected in full or become Defaulted Receivables.

          The Seller shall take such action requested by the Purchaser, from time to time hereafter, that may be necessary or appropriate to ensure that the Purchaser has an enforceable ownership interest in the records relating to the Transferred Receivables and rights (whether by ownership, license or sublicense) to the use of the Seller's computer software system to access and create such records.

          In recognition of the Seller's need to have access to the records transferred to the Purchaser hereunder, the Purchaser hereby grants to the Seller an irrevocable license to access such records in connection with any activity arising in the ordinary course of the Seller's business or in performance of its duties as Servicer, provided that (i) the Seller shall not disrupt or otherwise interfere with the Purchaser's use of and access to such records during such license period and (ii) the Seller consents to the assignment and delivery of the records (including any information contained therein relating to the Seller or its operations) to any assignees or transferees of the Purchaser provided they agree to hold such records confidential.


                                 ARTICLE VII

                             EVENTS OF TERMINATION

          SECTION 7.1    Events of Termination.  If any of the following events
                         ---------------------
("Events of Termination") shall occur and be continuing:
  ---------------------

          (a) The Servicer (if the Seller or any of its Affiliates) (i) shall fail to perform or observe any term, covenant or agreement under this Agreement (other than as referred to in clause (ii) of this subsection (a)) and such failure shall remain unremedied for three Business Days or (ii) shall fail to make when due any payment or deposit to be made by it under this Agreement; or

          (b) The Seller shall fail (i) to transfer to the Purchaser when requested any rights, pursuant to this Agreement, which the Seller then has as Servicer, or (ii) to make any payment required under Section 2.4(a) or 2.4(b); or

          (c) Any representation or warranty made or deemed made by the Seller (or any of its officers) under or in connection with this Agreement or any information or report delivered by the Seller pursuant to this Agreement shall prove to have been incorrect or untrue in any material respect when made or deemed made or delivered; or

     (d) The Seller shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed and any such failure shall remain unremedied for three Business Days after written notice thereof shall have been given to the Seller by the Purchaser; or

     (e) The Seller or any of its subsidiaries shall fail to pay any principal of or premium or interest on any of its Debt which is outstanding in a principal amount of at least $1,000,000 in the aggregate when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to repay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

     (f) Any Purchase or contribution of Receivables hereunder, the Related Security and the Collections with respect thereto shall for any reason cease to constitute valid and perfected ownership of such Receivables, Related Security and Collections free and clear of any Adverse Claim; or

     (g) The Seller or any of its subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Seller or any of its subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Seller or any of its subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (g); or

          (h) the Seller shall cease to own (whether directly or indirectly) 100% of the issued and outstanding stock of the Purchaser; or

          (i) There shall have occurred any material adverse change in the financial condition or operations of the Seller since the Closing Date; or there shall have occurred any event which may materially adversely affect the collectibility of the Transferred Receivables or the ability of the Seller to collect Transferred Receivables or otherwise perform its obligations under this Agreement;

then, and in any such event, the Purchaser or its assigns may, by notice to the Seller, take either or both of the following actions: (x) declare the Facility Termination Date to have occurred (in which case the Facility Termination Date shall be deemed to have occurred) and (y) without limiting any right under this Agreement to replace the Servicer, designate another Person to succeed the Seller as Servicer; provided, that, automatically upon the occurrence of any
                    --------
event (without any requirement for the passage of time or the giving of notice) described in paragraph (g) of this Section 7.1, the Facility Termination Date shall occur. Upon any such declaration or designation or upon such automatic termination, the Purchaser shall have, in addition to the rights and remedies under this Agreement, all other rights and remedies with respect to the Receivables provided after default under the UCC and under other applicable law, which rights and remedies shall be cumulative.


                                 ARTICLE VIII

                                INDEMNIFICATION

          SECTION 8.1    Indemnities by the Seller.  Without limiting any other
                         -------------------------
rights which the Purchaser may have hereunder or under applicable law, the Seller hereby agrees to indemnify the Purchaser and its assigns and referees (each, an "Indemnified Party") from and against any and all damages, claims,
           -----------------
losses, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts"), awarded against or incurred by any
                -------------------
Indemnified Party arising out of or as a result of:

          (i) the inclusion, or purported inclusion, in any Purchase of any Receivable that is not an Eligible Receivable on the date of such Purchase;

          (ii) representation or warranty or statement made or deemed made by the Seller (or any of its officers) under or in connection with this Agreement, which shall have been incorrect in any material respect when made;

          (iii) the failure by the Seller to comply with any applicable law, rule or regulation with respect to any Transferred Receivable or the related Contract; or the failure of any Transferred Receivable or the related Contract to conform to any such applicable law, rule or regulation;

          (iv) the failure to vest in the Purchaser absolute ownership of the Receivables that are, or that purport to be, the subject of a Purchase or contribution under this Agreement and the Related Security and Collections in respect thereof, free and clear of any Adverse Claim;

          (v) the failure of the Seller to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivables that are, or that purport to be, the subject of a Purchase or contribution under this Agreement and the Related Security and Collections in respect thereof, whether at the time of any Purchase or contribution or at any subsequent time;

          (vi) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Payor) of the Payor to the payment of any Receivable that is, or that purports to be, the subject of a Purchase or contribution under this Agreement (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Payor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services related to such Receivable or the furnishing or failure to furnish such merchandise or services or relating to collection activities with respect to such Receivable (if such collection activities were performed by the Seller acting as Servicer) except to the extent that such dispute, claim, offset or defense results solely from actions or failures to act of the Purchaser or its assigns;

          (vii) any failure of the Seller, as Servicer or otherwise, to perform its duties or obligations in accordance with the provisions hereof or to perform its duties or obligations under any Contract related to a Transferred Receivable;

          (viii) any products liability or other claim arising out of or in connection with merchandise, insurance or services which are the subject of any Contract;

          (ix) the commingling of Collections of Transferred Receivables by the Seller or a designee of the Seller, as Servicer or otherwise, at any time with other funds of the Seller or an Affiliate of the Seller;

          (x) any investigation, litigation or proceeding related to this Agreement or the use of proceeds of Purchases or the ownership of Receivables, the Related Security, or Collections with respect thereto or in respect of any Receivable, Related Security or

     Contract, except to the extent any such investigation, litigation or proceeding relates to a possible matter involving an Indemnified Party for which neither the Seller nor any of its Affiliates is at fault;

          (xi) any failure of the Seller to comply with its covenants contained in Section 5.1;

          (xii) any Servicer Fees or other costs and expenses payable to any replacement Servicer, to the extent in excess of the Servicer Fees payable to the Seller hereunder;

          (xiii) any claim brought by any Person other than an Indemnified Party arising from any activity by the Seller or any Affiliate of the Seller in servicing, administering or collecting any Transferred Receivable; or

          (xiv)  any Dilution with respect to any Transferred Receivable.

It is expressly agreed and understood by the parties hereto (i) that the foregoing indemnification is not intended to, and shall not, constitute a guarantee of the collectibility or payment of the Transferred Receivables and
(ii) that nothing in this Section 8.1 shall require the Seller to indemnify any Person (A) for Receivables which are not collected, not paid or uncollectible on account of the insolvency, bankruptcy, or financial inability to pay of the applicable Payor, (B) for damages, losses, claims or liabilities or related costs or expenses resulting from such Person's gross negligence or willful misconduct, or (C) for any income taxes or franchise taxes incurred by such Person arising out of or as a result of this Agreement or in respect of any Transferred Receivable or any Contract.


                                  ARTICLE IX

                                 MISCELLANEOUS

          SECTION 9.1    Amendments, Etc.  No amendment or waiver of any
                         ---------------
provision of this Agreement or consent to any departure by the Seller therefrom shall be effective unless in a writing signed by the Purchaser and, in the case of any amendment, also signed by the Seller, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Purchaser to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

          SECTION 9.2    Notices, Etc.  All notices and other communications
                         ------------
hereunder shall, unless otherwise stated herein, be in writing (which shall include facsimile communication) and be taxed or delivered, to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. Notices and communications by facsimile shall be effective when sent (and shall be followed by hard copy sent by regular mail), and notices and communications sent by other means shall be effective when received.

          SECTION 9.3    Binding Effect; Assignability.  (a)  This Agreement
                         -----------------------------
shall be binding upon and inure to the benefit of the Seller, the Purchaser and their respective successors and assigns; provided, however, that the Seller may
                                         --------  -------
not assign its rights or obligations hereunder or any interest herein without the prior written consent of the Purchaser. In connection with any sale or assignment by the Purchaser of all or a portion of the Transferred Receivables, the buyer or assignee, as the case may be, shall, to the extent of its purchase or assignment, have all rights of the Purchaser under this Agreement (as if such buyer or assignee, as the case may be, were the Purchaser hereunder) except to the extent specifically provided in the agreement between the Purchaser and such buyer or assignee, as the case may be.

          (b) This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time, after the Facility Termination Date, when all of the Transferred Receivables are either collected in full or become Defaulted Receivables; provided, however, that rights and remedies with respect
                       --------  -------
to any breach of any representation and warranty made by the Seller pursuant to
Article IV and the provisions of Article VIII and Sections 9.4, 9.5 and 9.6 shall be continuing and shall survive any termination of this Agreement.

          SECTION 9.4    Costs, Expenses and Taxes.  (a)  In addition to the
                         -------------------------
rights of indemnification granted to the Purchaser pursuant to Article VIII hereof, the Seller agrees to pay on demand all costs and expenses in connection with the preparation, execution and delivery of this Agreement and the other documents and agreements to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Purchaser with respect thereto and with respect to advising the Purchaser as to its rights and remedies under this Agreement, and the Seller agrees to pay all costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement of this Agreement and the other documents to be delivered hereunder excluding, however, any costs of enforcement or collection
                    --------- --------
of Transferred Receivables.

          (b) In addition, the Seller agrees to pay any and all stamp and other taxes and fees payable in connection with the execution, delivery, filing and recording of this Agreement or the other documents or agreements to be delivered hereunder, and the Seller agrees to save each Indemnified Party harmless from and against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

          SECTION 9.5  No Proceedings.  The Seller hereby agrees that it will
                       --------------
not institute against the Purchaser any proceeding of the type referred to in
Section 7.1 (g) so long as there shall not have elapsed one year plus one day since the later of (i) the Facility Termination Date and (ii) the date on which all of the Transferred Receivables are either collected in full or become Defaulted Receivables.

          SECTION 9.6    Confidential.  Unless otherwise required by applicable
                         ------------
law, each party hereto agrees to maintain the confidentiality of this Agreement in communications with third parties and otherwise; provided that this Agreement may be disclosed to (i) third parties to the extent such disclosure is made pursuant to a written agreement of confidentiality in form and substance reasonably satisfactory to the other party hereto, and (ii) such party's legal counsel and auditors and the Purchaser's assignees, if they agree in each case to hold it confidential.

          SECTION 9.7    GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY,
                         -------------
AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF), EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE PURCHASER'S OWNERSHIP OF OR SECURITY INTEREST IN THE RECEIVABLES OR REMEDIES HEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

          SECTION 9.8    Third Party Beneficiary.  Each of the parties hereto
                         -----------------------
hereby acknowledges that the Purchaser may assign all or any portion of its rights under this Agreement and that such assignees may (except as otherwise agreed to by such assignees) further assign their rights under this Agreement, and the Seller hereby consents to any such assignments. All such assignees, including parties to the Holland Loan Agreement in the case of assignment to such parties, shall be third party beneficiaries of, and shall be entitled to enforce the Purchaser's rights and remedies under, this Agreement to the same extent as if they were parties thereto, except to the extent specifically limited under the terms of their assignment.

          SECTION 9.9    Execution in Counterparts.  This Agreement may be
                         -------------------------
executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

                                   ARTICLE X

                         PURCHASER LOANS TO THE SELLER

          SECTION 10.1  Purchaser Loans.  The Purchaser hereby agrees, on the
                        ----------------
terms and subject to the conditions of this Agreement, upon request of the Seller, to make advances (each, a "the Purchaser Loan") to the Seller during the term of this Agreement in an aggregate principal amount at any one time outstanding up to, but not exceeding, the Borrowing Limit; provided that no such
                                                           --------
the Purchaser Loans may be made if an Event of Termination or an Event of Default (as defined in the Holland Loan Agreement), or an event which, upon the giving of notice or the passage of time, or both, would become an Event of Termination or an Event of Default has occurred and is continuing.

          SECTION 10.2  Notices Relating to Loans.  The Seller shall give the
                        -------------------------
Purchaser same day notice, and the Agent (as defined in the Holland Loan Agreement) a monthly report (with the option reserved by the Agent to receive daily notice upon request therefor), of each borrowing of each Purchaser Loan. Each such notice of borrowing shall specify the amount of the Purchaser Loans to be borrowed and the date of such borrowing (which shall be a Business Day).

          SECTION 10.3  Disbursement of Loan Proceeds.  Not later than 3:00
                        -----------------------------
p.m., New York City time, on the date specified for each Purchaser Loan hereunder, the Purchaser shall transfer, by wire transfer or otherwise, but in any event in immediately available funds, the amount of the Purchaser Loan to be made on such date, to the account designated by the Seller in accordance with instructions previously supplied to the Purchaser.

          SECTION 10.4  Seller Note.  (a)  The Purchaser Loans made by the
                        -----------
Purchaser hereunder shall be evidenced by a single promissory note of the Seller in substantially the form of Exhibit __ hereto (the "Seller Note "). The Seller Note shall be dated the date of this Agreement, shall be payable to the order of the Purchaser in a principal amount equal to the Borrowing Limit and shall otherwise be duly completed.

          (b) The Purchaser shall enter on a schedule attached to the Seller Note a notation (which may be computer generated) with respect to each Purchaser Loan made hereunder of the date and principal amount thereof. The failure of the Purchaser to make a notation on the schedule to the Seller Note as aforesaid shall not limit or otherwise affect the obligation of the Seller to repay the Purchaser Loans in accordance with their respective terms as set forth herein.

          (c) The Seller acknowledges that the Seller Note is pledged to the Collateral Agent (as defined in the Holland Loan Agreement, on behalf of the Lender and the Agent, pursuant to the Holland Loan Agreement to secure the obligations of the Purchaser thereunder.

          SECTION 10.5  Loan Repayments.  The Purchaser Loans shall mature on
                        ---------------
the date which is one year and one day after the Program Maturity Date (as defined in the Holland Loan Agreement) (the "Maturity Date"). The Purchaser Loans may be not be prepaid by the Seller.

          SECTION 10.6  Interest.  (a)  The Seller shall pay to the Purchaser
                        --------
interest at the prime rate plus 1% (the "Seller Interest Rate") on the unpaid principal amount of each Purchaser Loan for the period commencing on and including the date of such the Purchaser Loan until but excluding the date such the Purchaser Loan shall be paid in full. All Accrued Interest shall be payable on the Maturity Date.

          SECTION 10.7  Time and Method of Payments.  All payments of principal,
                        ---------------------------
interest and other amounts (including indemnities) payable by the Seller hereunder shall be made in Dollars, in immediately available funds, to the Purchaser not later than 11:00 a.m., New York City time, on the date on which such payment shall become due. Any such payment made on such date but after such time shall, if the amount paid bears interest, be deemed to have been made on, and interest shall continue to accrue and be payable thereon until, the next succeeding Business Day. If any payment of principal or interest becomes due on a day other than a Business Day, such payment may be made on the next succeeding Business Day and such extension shall be included in computing interest in connection with such payment. All payments hereunder and under the Seller Note shall be made without set-off or counterclaim and in such amounts as may be necessary in order that all such payments shall not be less than the amounts otherwise specified to be paid under this Agreement and the Seller Note. Upon payment in full of the Seller Note, one year and one day after the end of the term of this Agreement, the Purchaser shall mark the Seller Note "Paid" and return it to the Seller.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SELLER:                            HCFP FUNDING, INC.


                                   By: /s/ John K. Delaney
                                       -----------------------------------------
                                       Name:  John K. Delaney
                                       Title: Chief Executive Officer

                                       Address:
                                       c/o HealthCare Financial Partners
                                       2 Wisconsin Circle, Suite 320
                                       Chevy Chase, Maryland 20815

                                       Attention: Edward P. Nordberg, Jr.
                                       Facsimile No.:  (301) 664-9860


PURCHASER:                         WISCONSIN CIRCLE FUNDING CORPORATION


                                   By: /s/ John K. Delaney
                                       -----------------------------------------
                                       Name:  John K. Delaney
                                       Title: Chief Executive Officer

                                       Address:
                                       c/o HealthCare Financial Partners
                                       2 Wisconsin Circle, Suite 320
                                       Chevy Chase, Maryland 20815

                                       Attention: Edward P. Nordberg, Jr.
                                       Facsimile No.:  (301) 664-9860